UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2009

*	This Form N-CSR pertains to the following series of the Registrant: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J. The remaining series of the Registrant, MFS Inflation-Adjusted Bond Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Bond Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

4/30/09

MFB-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	63.8%
High Yield Corporates	10.7%
Commercial Mortgage-Backed Securities	8.4%
Mortgage-Backed Securities	5.2%
Emerging Markets Bonds	4.2%
U.S. Treasury Securities	2.1%
Non-U.S. Government Bonds	1.4%
Asset-Backed Securities	0.5%
Municipal Bonds	0.4%
Collateralized Debt Obligations (o)	0.0%
Residential Mortgage-Backed Securities (o)	0.0%

Credit quality of bonds (r)
AAA	14.1%
AA	8.1%
A	21.3%
BBB	44.5%
BB	8.4%
B	2.2%
CCC	1.1%
D (o)	0.0%
Not Rated	0.3%

Portfolio facts
Average Duration (d)(i)	4.8
Effective Maturity (i)(m)	7.6 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	A-
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 4/30/09.

Percentages are based on net assets as of 4/30/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2009 Class A shares of the MFS Bond Fund provided a total return of –4.61%, at net asset value. This compares with a return of 2.58% for the fund’s benchmark, the Barclays Capital U.S. Government/Credit Bond Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan Chase; the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac; the bankruptcy of investment bank Lehman Brothers; the Fed’s complex intervention of insurance company AIG; the nationalization of several large European banks; the failure of Washington Mutual; the distressed sale of Wachovia; the virtual failure of Iceland’s banking sector; and, the collapse of the global auto industry. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

While somewhat resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic decline, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. However, by the end of the period there emerged tentative signs that the worst of the global macroeconomic deterioration had passed, which caused equity and credit markets to rally.

During the reporting period, the Fed cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. government designed and implemented fiscal stimulus packages. Although several other global central banks also cut interest rates during the early part of the reporting period, the dilemma of rising energy and food prices heightened concerns among central bankers that

3

Management Review – continued

inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did rapidly slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated interest rate cut marked the beginning of much more aggressive easing by the major global central banks. By the end of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.

Detractors from Performance

Credit quality and sector allocation were the primary detractors from performance relative to the Barclays Capital U.S. Government/Credit Bond Index. Greater relative exposure to “BBB” rated (s) and below investment grade bonds had a negative impact on relative returns as investors flocked to higher quality bonds amid the credit market crisis. The fund’s lesser exposure to U.S. treasury securities also held back relative returns as treasuries significantly outperformed the benchmark. The fund’s overweighted position in the struggling financial sector was another major negative that impacted relative performance.

A shorter duration (d) stance, relative to the benchmark, also hindered performance as interest rates declined over the reporting period.

Contributors to Performance

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to relative performance. This extra yield was a significant contributor to the fund’s results, particularly in the second half of the period, as credit markets steadily recovered from last year’s credit crisis.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 4/30/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 4/30/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	5/08/74	(4.61)%	2.23%	4.30%
B	9/07/93	(5.32)%	1.50%	3.57%
C	1/03/94	(5.33)%	1.50%	3.57%
I	1/02/97	(4.32)%	2.52%	4.60%
R1	4/01/05	(5.32)%	1.43%	3.53%
R2	10/31/03	(4.82)%	1.86%	3.77%
R3	4/01/05	(4.65)%	2.17%	4.26%
R4	4/01/05	(4.40)%	2.42%	4.39%
Comparative benchmark
Barclays Capital U.S. Government/Credit Bond Index (f)		2.58%	4.43%	5.63%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(9.14)%	1.24%	3.79%
B With CDSC (Declining over six years from 4% to 0%) (x)		(8.92)%	1.18%	3.57%
C With CDSC (1% for 12 months) (x)		(6.23)%	1.50%	3.57%

Class I, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Barclays Capital U.S. Government/Credit Bond Index (formerly known as Lehman Brothers U.S. Government/Credit Bond Index) – a market capitalization-weighted index that measures the performance of investment-grade debt obligations of the U.S. Treasury and U.S. government agencies, as well as U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for Class R3 and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1 and R2 shares includes the performance of the fund’s Class B shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to

6

Performance Summary – continued

these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2008 through April 30, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2008 through April 30, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/08	Ending Account Value 4/30/09	Expenses Paid During Period (p) 11/01/08-4/30/09
A	Actual	0.88%	$1,000.00	$1,095.57	$4.57
	Hypothetical (h)	0.88%	$1,000.00	$1,020.43	$4.41
B	Actual	1.60%	$1,000.00	$1,090.87	$8.29
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
C	Actual	1.59%	$1,000.00	$1,091.99	$8.25
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
I	Actual	0.59%	$1,000.00	$1,097.11	$3.07
	Hypothetical (h)	0.59%	$1,000.00	$1,021.87	$2.96
R1	Actual	1.60%	$1,000.00	$1,091.93	$8.30
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
R2	Actual	1.10%	$1,000.00	$1,094.45	$5.71
	Hypothetical (h)	1.10%	$1,000.00	$1,019.34	$5.51
R3	Actual	0.85%	$1,000.00	$1,095.81	$4.42
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
R4	Actual	0.61%	$1,000.00	$1,097.11	$3.17
	Hypothetical (h)	0.61%	$1,000.00	$1,021.77	$3.06

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting The Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.91%, 1.66%, 1.65%, 0.65%, 1.66%, 1.17%, 0.91% and 0.67% for Classes A, B, C, I, R1, R2, R3 and R4 shares, respectively; the actual expenses paid during the period would have been approximately $4.73, $8.60, $8.56, $3.38, $8.61, $6.07, $4.73 and $3.48 for Classes A, B, C, I, R1, R2, R3 and R4 shares, respectively; and the hypothetical expenses paid during the period would have been approximately $4.56, $8.30, $8.25, $3.26, $8.30, $5.86, $4.56 and $3.36 for Classes A, B, C, I, R1, R2, R3 and R4 shares, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

9

PORTFOLIO OF INVESTMENTS

4/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.8%
Issuer	Shares/Par	Value ($)

Aerospace - 0.8%
Bombardier, Inc., 6.3%, 2014 (n)	$9,225,000	$7,749,000

Asset Backed & Securitized - 8.9%
ARCap REIT, Inc., CDO, “G”, 6.1%, 2045 (n)	$2,150,000	$150,500
Asset Securitization Corp., FRN, 8.631%, 2029	2,628,020	2,902,830
Banc of America Commercial Mortgage, Inc., FRN, 5.837%, 2049	6,405,710	4,833,739
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.235%, 2040 (z)	2,930,000	1,289,200
BlackRock Capital Finance LP, 7.75%, 2026 (n)	507,669	65,997
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	3,073,612	2,950,668
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	1,377,761	1,394,246
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	3,851,426	2,867,736
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049	2,920,000	1,266,230
Commercial Mortgage Acceptance Corp., FRN, 1.712%, 2030 (i)	11,598,858	560,871
Commercial Mortgage Pass-Through Certificates, 5.306%, 2046	2,990,290	2,286,748
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	59,132	55,532
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	3,415,000	2,422,540
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	5,804,213	2,777,481
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	2,675,000	2,383,321
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	2,733,000	1,448,490
Falcon Franchise Loan LLC, FRN, 4.334%, 2025 (i)(z)	14,024,538	1,001,352
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	2,041,285	2,083,144
GE Commercial Mortgage Corp., FRN, 5.336%, 2044	2,710,000	1,389,647
GMAC LLC, FRN, 6.02%, 2033 (z)	4,140,000	3,116,542
GMAC LLC, FRN, 7.912%, 2034 (n)	3,212,000	2,335,949
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	3,452,639	3,310,410
Greenwich Capital Commercial Funding Corp., FRN, 5.916%, 2038	2,125,000	1,106,711
Greenwich Capital Commercial Funding Corp., FRN, 5.916%, 2038	2,041,068	1,706,254
GS Mortgage Securities Corp., 5.56%, 2039	1,591,947	1,307,719
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	1,921,947	1,457,914
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.505%, 2042 (n)	4,734,928	813,787

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.528%, 2043	$7,331,619	$3,214,064
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	4,318,739	2,173,845
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	5,520,000	4,892,234
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.937%, 2049	3,070,000	2,190,707
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.007%, 2049	1,467,768	1,153,261
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.188%, 2051	3,000,000	2,345,491
KKR Financial CLO Ltd., “C”, CDO, FRN, 2.684%, 2021 (n)	3,726,151	167,677
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.993%, 2030 (i)	11,886,398	310,903
Merrill Lynch Mortgage Trust, FRN, 6.022%, 2050	1,561,000	223,747
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	3,070,000	2,130,599
Morgan Stanley Capital I, Inc., 5.72%, 2032	2,446,407	2,454,666
Morgan Stanley Capital I, Inc., FRN, 0.998%, 2030 (i)(n)	24,102,988	499,638
Mortgage Capital Funding, Inc., FRN, 2.416%, 2031 (i)	1,335,825	68
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032 (z)	5,790,000	5,257,731
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013 (z)	3,468,000	2,841,457
Spirit Master Funding LLC, 5.05%, 2023 (z)	2,557,043	2,064,850
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	2,893,068	2,550,140
Wachovia Bank Commercial Mortgage Trust, FRN, 6.158%, 2045	4,320,000	2,006,824

		$85,763,460
Automotive - 0.3%
Ford Motor Credit Co. LLC, 9.75%, 2010	$3,470,000	$3,123,153

Broadcasting - 0.8%
CBS Corp., 6.625%, 2011	$3,534,000	$3,538,877
News America, Inc., 8.5%, 2025	4,931,000	4,504,641

		$8,043,518
Brokerage & Asset Managers - 0.7%
INVESCO PLC, 4.5%, 2009	$7,053,000	$6,788,209

Building - 0.5%
CRH PLC, 8.125%, 2018	$3,493,000	$2,913,176
Hanson PLC, 7.875%, 2010	3,170,000	2,250,700

		$5,163,876

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - 2.2%
Comcast Corp., 6.4%, 2038	$1,857,000	$1,740,715
Cox Communications, Inc., 4.625%, 2013	6,087,000	5,604,307
Cox Communications, Inc., 6.25%, 2018 (n)	1,735,000	1,597,191
TCI Communications, Inc., 9.8%, 2012	3,539,000	3,815,201
Time Warner Cable, Inc., 8.25%, 2019	6,150,000	6,796,734
Time Warner Entertainment Co. LP, 8.375%, 2033	1,734,000	1,802,379

		$21,356,527
Computer Software - 0.7%
Seagate Technology HDD Holdings, 6.375%, 2011	$7,013,000	$6,416,895

Conglomerates - 1.5%
American Standard Cos., Inc., 7.625%, 2010	$1,955,000	$1,989,731
Fisher Scientific International, Inc., 6.125%, 2015	9,060,000	9,014,700
Kennametal, Inc., 7.2%, 2012	3,091,000	3,069,919

		$14,074,350
Construction - 0.7%
D.R. Horton, Inc., 7.875%, 2011	$4,993,000	$4,943,070
D.R. Horton, Inc., 5.625%, 2014	1,731,000	1,462,695

		$6,405,765
Consumer Goods & Services - 2.6%
Clorox Co., 5%, 2013	$4,780,000	$4,900,050
Fortune Brands, Inc., 5.125%, 2011	5,910,000	5,912,187
Procter & Gamble Co., 4.6%, 2014	4,400,000	4,659,538
Service Corp. International, 7.375%, 2014	1,880,000	1,804,800
Western Union Co., 5.4%, 2011	7,660,000	7,768,159

		$25,044,734
Defense Electronics - 0.7%
L-3 Communications Corp., 6.375%, 2015	$6,885,000	$6,523,538

Electronics - 0.5%
Tyco Electronics Group S.A., 6.55%, 2017	$2,450,000	$1,885,608
Tyco Electronics Group S.A., 7.125%, 2037	4,850,000	2,957,879

		$4,843,487
Emerging Market Quasi-Sovereign - 1.9%
Hana Bank, 6.5%, 2012 (z)	$2,285,000	$2,327,069
Industrial Bank of Korea, 7.125%, 2014 (z)	3,544,000	3,486,573
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	843,000	750,270
Korea Development Bank, 8%, 2014	1,613,000	1,693,635

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Mubadala Development Co., 7.625%, 2019 (z)	$3,276,000	$3,252,347
Pemex Finance Ltd., 9.69%, 2009	783,200	789,082
Pemex Finance Ltd., 10.61%, 2017	1,500,000	1,710,870
Petrobras International Finance Co., 7.875%, 2019	3,775,000	4,039,250

		$18,049,096
Emerging Market Sovereign - 1.6%
Emirate of Abu Dhabi, 5.5%, 2014 (z)	$306,000	$312,848
Emirate of Abu Dhabi, 6.75%, 2019 (z)	3,270,000	3,318,383
Republic of Indonesia, 11.625%, 2019 (n)	2,271,000	2,713,845
Republic of Korea, 5.75%, 2014	2,229,000	2,287,268
Republic of Korea, 7.125%, 2019	2,483,000	2,536,198
Republic of Panama, 7.25%, 2015	2,169,000	2,326,253
Republic of Peru, 7.125%, 2019	448,000	483,840
State of Qatar, 6.55%, 2019 (z)	1,380,000	1,424,850

		$15,403,485
Energy - Independent - 2.4%
Anadarko Petroleum Corp., 6.45%, 2036	$6,000,000	$4,548,738
Chesapeake Energy Corp., 9.5%, 2015	4,623,000	4,669,230
Nexen, Inc., 6.4%, 2037	6,380,000	4,642,094
Ocean Energy, Inc., 7.25%, 2011	8,687,000	9,193,513

		$23,053,575
Energy - Integrated - 2.1%
ConocoPhillips, 6.5%, 2039	$3,990,000	$3,953,204
Hess Corp., 8.125%, 2019	3,210,000	3,516,712
Petro-Canada, 6.05%, 2018	4,468,000	4,069,168
Shell International Finance, 4%, 2014	8,790,000	9,064,468

		$20,603,552
Entertainment - 0.8%
Time Warner, Inc., 9.125%, 2013	$6,649,000	$7,091,704
Time Warner, Inc., 6.5%, 2036	1,100,000	906,893

		$7,998,597
Financial Institutions - 0.6%
GMAC LLC, 7.25%, 2011 (z)	$3,680,000	$3,238,400
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	6,900,000	1,035,000
International Lease Finance Corp., 5.625%, 2013	3,380,000	1,904,485

		$6,177,885

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Beverages - 4.7%
Anheuser-Busch Companies, Inc., 7.75%, 2019 (n)	$4,630,000	$4,847,471
Conagra Foods, Inc., 7%, 2019	2,520,000	2,677,467
Diageo Capital PLC, 5.5%, 2016	6,930,000	6,945,301
Dr. Pepper Snapple Group, Inc., 6.82%, 2018	4,738,000	4,614,196
General Mills, Inc., 5.65%, 2012	2,333,000	2,457,680
General Mills, Inc., 5.65%, 2019	1,980,000	2,021,511
Kraft Foods, Inc., 6.125%, 2018	6,690,000	6,795,849
Miller Brewing Co., 5.5%, 2013 (n)	9,815,000	9,420,692
Tyson Foods, Inc., 7.85%, 2016	6,160,000	5,586,775

		$45,366,942
Food & Drug Stores - 0.7%
CVS Caremark Corp., 5.75%, 2017	$4,388,000	$4,410,269
CVS Caremark Corp., 6.6%, 2019	2,130,000	2,253,118

		$6,663,387
Forest & Paper Products - 0.2%
Stora Enso Oyj, 7.25%, 2036 (n)	$4,707,000	$2,165,220

Gaming & Lodging - 0.9%
Royal Caribbean Cruises Ltd., 8%, 2010	$4,190,000	$4,106,200
Wyndham Worldwide Corp., 6%, 2016	7,020,000	4,629,044

		$8,735,244
Industrial - 0.5%
Steelcase, Inc., 6.5%, 2011	$5,024,000	$4,961,180

Insurance - 1.6%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$4,906,000	$1,815,220
Metropolitan Life Global Funding, 5.125%, 2013 (n)	4,190,000	4,005,347
Prudential Financial, Inc., 5.1%, 2014	2,777,000	2,197,993
Prudential Financial, Inc., 6%, 2017	1,075,000	756,095
UnumProvident Corp., 6.85%, 2015 (n)	8,751,000	6,808,366

		$15,583,021
Insurance - Health - 0.2%
Humana, Inc., 7.2%, 2018	$2,700,000	$2,272,828

Insurance - Property & Casualty - 1.2%
AXIS Capital Holdings Ltd., 5.75%, 2014	$3,795,000	$2,870,773
Chubb Corp., 6.375% to 2017, FRN to 2067	1,838,000	1,111,354

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Property & Casualty - continued
Fund American Cos., Inc., 5.875%, 2013	$6,104,000	$4,752,794
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	5,610,000	3,029,400

		$11,764,321
International Market Quasi-Sovereign - 1.1%
Electricite de France, 6.95%, 2039 (n)	$5,300,000	$5,588,235
ING Bank N.V., 3.9%, 2014 (z)	5,000,000	4,964,770

		$10,553,005
Local Authorities - 1.0%
California Build America, 7.5%, 2034	$2,255,000	$2,332,595
California Build America, 7.55%, 2039	2,130,000	2,220,845
Metropolitan Transportation Authority, NY, Build America, 7.336%, 2039	2,365,000	2,525,465
New Jersey Turnpike Authority Rev., Build America, “F”, 7.414%, 2040	2,193,000	2,377,431

		$9,456,336
Major Banks - 8.4%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$4,150,000	$1,617,848
Bank of America Corp., 5.49%, 2019	2,815,000	1,866,615
Barclays Bank PLC, 8.55% to 2011, FRN to 2049 (n)	6,318,000	3,095,820
Bear Stearns Cos., Inc., 5.85%, 2010	2,574,000	2,650,718
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	4,300,000	2,787,475
Credit Suisse (USA), Inc., 4.875%, 2010	8,611,000	8,716,356
Credit Suisse (USA), Inc., 6%, 2018	1,320,000	1,177,309
Goldman Sachs Group, Inc., 5.625%, 2017	7,771,000	6,657,338
Goldman Sachs Group, Inc., 7.5%, 2019	3,710,000	3,806,920
JPMorgan Chase Bank, 6%, 2017	5,750,000	5,364,606
Merrill Lynch & Co., Inc., 6.15%, 2013	3,390,000	3,116,766
Merrill Lynch & Co., Inc., 6.05%, 2016	3,281,000	2,405,882
Morgan Stanley, 5.75%, 2016	5,924,000	5,459,185
Morgan Stanley, 6.625%, 2018	5,114,000	4,866,784
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	6,191,000	4,882,978
Natixis S.A., 10% to 2018, FRN to 2049 (n)	4,000,000	1,640,720
PNC Funding Corp., 5.625%, 2017	7,355,000	6,307,383
Royal Bank of Scotland Group PLC, 9.118%, 2049	2,152,000	1,581,720
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	5,204,000	2,446,400
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	6,850,000	4,510,588
Wachovia Corp., 6.605%, 2025	7,936,000	6,670,200

		$81,629,611

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - 1.6%
HCA, Inc., 8.75%, 2010	$4,117,000	$4,106,708
Hospira, Inc., 5.55%, 2012	1,390,000	1,374,087
Hospira, Inc., 6.05%, 2017	5,030,000	4,507,836
McKesson Corp., 5.7%, 2017	5,010,000	4,882,470
McKesson Corp., 7.5%, 2019	920,000	991,189

		$15,862,290
Metals & Mining - 1.3%
BHP Billiton Finance Ltd., 5.5%, 2014	$100,000	$105,287
BHP Billiton Finance Ltd., 6.5%, 2019	3,730,000	4,051,422
International Steel Group, Inc., 6.5%, 2014	6,119,000	5,174,055
Rio Tinto Finance USA Ltd., 5.875%, 2013	3,820,000	3,602,069

		$12,932,833
Mortgage Backed - 5.2%
Fannie Mae, 5.5%, 2017-2035	$16,917,474	$17,607,274
Fannie Mae, 6%, 2017-2035	4,745,533	4,989,319
Fannie Mae, 4.5%, 2018	7,688,263	7,960,956
Fannie Mae, 7.5%, 2030-2031	1,619,991	1,764,495
Fannie Mae, 6.5%, 2032-2036	5,600,226	5,997,218
Freddie Mac, 6%, 2021-2034	3,366,351	3,535,512
Freddie Mac, 5%, 2025-2038	8,320,922	8,550,628

		$50,405,402
Municipals - 0.4%
Harris County, TX, “C”, FSA, 5.25%, 2028	$3,260,000	$3,577,133

Natural Gas - Pipeline - 3.7%
CenterPoint Energy, Inc., 7.875%, 2013	$8,438,000	$8,849,209
Energy Transfer Partners, 9.7%, 2019	3,520,000	3,910,287
Energy Transfer Partners LP, 8.5%, 2014	1,276,000	1,377,280
Enterprise Products Operating LP, 5.65%, 2013	2,434,000	2,298,487
Enterprise Products Partners LP, 6.3%, 2017	3,590,000	3,321,342
Kinder Morgan Energy Partners LP, 5.125%, 2014	2,559,000	2,433,345
Kinder Morgan Energy Partners LP, 7.4%, 2031	3,627,000	3,194,223
Spectra Energy Capital LLC, 8%, 2019	5,750,000	5,693,345
Williams Cos., Inc., 7.125%, 2011	4,325,000	4,368,250

		$35,445,768
Network & Telecom - 4.0%
AT&T, Inc., 5.1%, 2014	$8,569,000	$8,905,727
AT&T, Inc., 5.8%, 2019	5,450,000	5,541,347
British Telecommunications PLC, 5.15%, 2013	2,225,000	2,094,085
Qwest Corp., 8.375%, 2016 (z)	494,000	491,530

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - continued
Telecom Italia S.p.A., 6.375%, 2033	$3,700,000	$2,759,068
Telefonica Europe B.V., 7.75%, 2010	6,019,000	6,320,811
Telemar Norte Leste S.A., 9.5%, 2019 (z)	2,327,000	2,425,898
Verizon Communications, Inc., 8.95%, 2039	2,640,000	3,183,785
Verizon New York, Inc., 6.875%, 2012	6,786,000	7,071,548

		$38,793,799
Oil Services - 1.3%
Halliburton Co., 7.45%, 2039	$6,160,000	$6,506,118
Smith International, Inc., 9.75%, 2019	6,150,000	6,499,781

		$13,005,899
Oils - 0.7%
Premcor Refining Group, Inc., 7.5%, 2015	$6,607,000	$6,569,525

Other Banks & Diversified Financials - 2.1%
American Express Centurion Bank, 5.55%, 2012	$3,943,000	$3,765,403
Citigroup, Inc., 6.125%, 2018	4,940,000	4,151,660
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	2,450,000	1,188,250
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	6,312,000	3,513,259
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	3,471,000	1,423,110
UFJ Finance Aruba AEC, 6.75%, 2013	6,193,000	6,297,643

		$20,339,325
Pharmaceuticals - 1.4%
Pfizer, Inc., 7.2%, 2039	$7,030,000	$7,724,128
Roche Holdings, Inc., 7%, 2039 (n)	5,330,000	5,790,230

		$13,514,358
Printing & Publishing - 0.2%
Pearson PLC, 5.5%, 2013 (n)	$1,930,000	$1,850,432

Railroad & Shipping - 1.2%
Canadian Pacific Railway Co., 6.5%, 2018	$3,200,000	$2,834,496
CSX Corp., 6.3%, 2012	4,932,000	4,935,349
CSX Corp., 7.375%, 2019	2,450,000	2,518,835
Kansas City Southern, 7.375%, 2014	2,170,000	1,757,700

		$12,046,380
Real Estate - 2.2%
HRPT Properties Trust, REIT, 6.25%, 2016	$6,245,000	$4,050,819
Liberty Property LP, REIT, 5.5%, 2016	4,340,000	3,006,591
ProLogis, REIT, 5.75%, 2016	5,547,000	3,573,688

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - continued
ProLogis, REIT, 5.625%, 2016	$1,300,000	$870,158
Simon Property Group, Inc., REIT, 6.35%, 2012	4,283,000	4,030,873
Simon Property Group, Inc., REIT, 5.75%, 2015	6,800,000	5,586,785

		$21,118,914
Restaurants - 0.3%
YUM! Brands, Inc., 8.875%, 2011	$2,887,000	$3,099,434

Retailers - 2.0%
Home Depot, Inc., 5.875%, 2036	$5,029,000	$3,685,151
J.C. Penney Corp., Inc., 8%, 2010	527,000	529,927
Macy’s, Inc., 6.625%, 2011	2,861,000	2,727,755
Staples, Inc., 7.75%, 2011	2,750,000	2,879,847
Wal-Mart Stores, Inc., 6.2%, 2038	5,470,000	5,696,212
Wesfarmers Ltd., 6.998%, 2013 (n)	4,170,000	3,965,207

		$19,484,099
Supermarkets - 0.7%
Delhaize America, Inc., 9%, 2031	$2,407,000	$2,640,583
Kroger Co., 6.4%, 2017	3,884,000	4,042,821

		$6,683,404
Supranational - 0.3%
Corporacion Andina de Fomento, 6.875%, 2012	$2,747,000	$2,751,607

Telecommunications - Wireless - 0.9%
Rogers Cable, Inc., 5.5%, 2014	$2,229,000	$2,240,996
Rogers Communications, Inc., 6.8%, 2018	1,340,000	1,404,191
Rogers Wireless, Inc., 7.25%, 2012	3,315,000	3,497,849
Vodafone Group PLC, 5.625%, 2017	1,452,000	1,461,072

		$8,604,108
Telephone Services - 0.9%
Embarq Corp., 7.082%, 2016	$3,710,000	$3,561,600
Frontier Communications Corp., 8.25%, 2014	5,120,000	5,030,400

		$8,592,000
Tobacco - 2.9%
Altria Group, Inc., 9.95%, 2038	$5,290,000	$5,806,685
BAT International Finance PLC, 9.5%, 2018 (n)	4,400,000	4,999,711
Philip Morris International, Inc., 4.875%, 2013	5,728,000	5,925,725
Reynolds American, Inc., 7.25%, 2012	5,112,000	4,965,255
Reynolds American, Inc., 6.75%, 2017	7,310,000	6,570,243

		$28,267,619

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - 2.1%
U.S. Treasury Notes, 4.875%, 2016	$17,914,000	$20,494,727

Utilities - Electric Power - 10.6%
AES Corp., 9.75%, 2016 (z)	$5,275,000	$5,222,250
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	8,890,000	8,978,633
Beaver Valley Funding Corp., 9%, 2017	8,961,000	8,806,602
CenterPoint Energy, Inc., 5.95%, 2017	2,950,000	2,437,762
Consumers Energy Co., 6.7%, 2019	3,190,000	3,366,694
Dominion Resources, Inc., 6.4%, 2018	3,160,000	3,264,485
DPL, Inc., 6.875%, 2011	3,644,000	3,721,624
Duke Energy Corp., 5.65%, 2013	6,740,000	6,928,046
E.ON International Finance B.V., 6.65%, 2038 (n)	1,583,000	1,504,841
EDP Finance B.V., 6%, 2018 (n)	6,800,000	6,586,568
Enersis S.A., 7.375%, 2014	4,189,000	4,419,177
Exelon Generation Co. LLC, 6.95%, 2011	11,821,000	12,270,564
Mirant Americas Generation LLC, 8.3%, 2011	5,000,000	5,000,000
NiSource Finance Corp., 7.875%, 2010	4,669,000	4,664,448
NorthWestern Corp., 5.875%, 2014	4,275,000	4,321,623
NRG Energy, Inc., 7.375%, 2016	5,015,000	4,826,938
Oncor Electric Delivery Co. LLC, 6.8%, 2018 (n)	4,102,000	4,094,756
Progress Energy, Inc., 6.05%, 2014	100,000	104,295
Progress Energy, Inc., 7.05%, 2019	2,730,000	2,894,046
PSEG Power LLC, 5.5%, 2015	1,705,000	1,578,426
System Energy Resources, Inc., 5.129%, 2014 (z)	2,343,370	2,157,916
Waterford 3 Funding Corp., 8.09%, 2017	5,462,787	5,393,410

		$102,543,104
Total Bonds (Identified Cost, $1,039,031,232)		$937,715,957

Preferred Stocks - 0.0%
Automotive - 0.0%
Preferred Blocker, Inc., 7% (Identified Cost, $600,600) (z)	$780	$234,000

Money Market Funds (v) - 1.8%
MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	17,666,146	$17,666,146
Total Investments (Identified Cost, $1,057,297,978)		$955,616,103

Other Assets, Less Liabilities - 1.4%		13,535,864
Net Assets - 100.0%		$969,151,967

19

Portfolio of Investments – continued

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $112,779,619, representing 11.6% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
AES Corp., 9.75%, 2016	3/30/09	$4,959,701	$5,222,250
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.235%, 2040	3/01/06	2,930,000	1,289,200
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03-3/08/07	3,076,031	2,950,668
Chase Commercial Mortgage Securities Corp., 6.6%, 2029	6/07/00	1,356,436	1,394,246
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	2,638,083	2,383,321
Emirate of Abu Dhabi, 5.5%, 2014	4/01/09	304,021	312,848
Emirate of Abu Dhabi, 6.75%, 2019	4/01/09	3,259,641	3,318,383
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	2,522,763	1,448,490
Falcon Franchise Loan LLC, FRN, 4.334%, 2025	1/29/03	1,602,810	1,001,352
GMAC LLC, 7.25%, 2011	12/29/08	3,231,700	3,238,400
GMAC LLC, FRN, 6.02%, 2033	3/20/02	3,957,294	3,116,542
Hana Bank, 6.5%, 2012	4/02/09-4/03/09	2,306,952	2,327,069
ING Bank N.V., 3.9%, 2014	3/12/09	4,990,555	4,964,770
Industrial Bank of Korea, 7.125%, 2014	4/16/09	3,518,046	3,486,573
Mubadala Development Co., 7.625%, 2019	4/30/09	3,252,347	3,252,347
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032	3/25/08	5,790,000	5,257,731
Preferred Blocker, Inc., 7% (Preferred Stock)	12/29/08	600,600	234,000
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013	12/06/04	3,663,085	2,841,457
Qwest Corp., 8.375%, 2016	4/07/09	457,123	491,530
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	2,528,580	2,064,850
State of Qatar, 6.55%, 2019	4/02/09	1,375,630	1,424,850
System Energy Resources, Inc., 5.129%, 2014	4/16/04	2,343,370	2,157,916
Telemar Norte Leste S.A., 9.5%, 2019	4/16/09-4/24/09	2,361,762	2,425,898
Total Restricted Securities			$56,604,691
% of Net Assets			5.8%

20

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Insurers
FSA	Financial Security Assurance Inc.

Derivative Contracts at 4/30/09

Swap Agreements at 4/30/09

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
6/20/13	USD	2,670,000	Morgan Stanley Capital Services, Inc.	(1)	1.48% (fixed rate)	$38,974
3/20/14	USD	2,180,000	Morgan Stanley Capital Services, Inc.	(1)	1.75% (fixed rate)	22,134
9/20/13	USD	2,680,000	Morgan Stanley Capital Services, Inc.	(2)	0.99% (fixed rate)	99,149
12/20/13	USD	2,680,000	Goldman Sachs International	(2)	1.50% (fixed rate)	45,447
12/20/13	USD	1,330,000	Merrill Lynch International	(3)	1.43% (fixed rate)	24,445

						$230,149

Liability Derivatives
Credit Default Swaps
12/20/12	USD	6,090,000	Merrill Lynch International	1.00% (fixed rate)	(4)	$(3,871,385)
6/20/13	USD	2,740,000	Morgan Stanley Capital Services, Inc.	(5)	1.07% (fixed rate)	(39,773)
12/20/13	USD	2,660,000	JPMorgan Chase Bank	(5)	0.78% (fixed rate)	(5,409)

						$(3,916,567)

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Weyerhaeuser Co., 7.125%, 7/15/23.
(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by British Telecommunications PLC, 5.75%, 12/07/28.
(3)	Fund, as protection buyer, to receive notional amount upon a defined credit event by CIGNA Corp., 7.875%, 5/15/27.
(4)	Fund, as protection seller, to pay notional amount upon a defined credit event by MBIA, Inc., 1.756%, 10/06/10, a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.
(5)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Arrow Electronic, Inc., 6.875%, 6/01/18.

21

Portfolio of Investments – continued

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of basket.

At April 30, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,039,631,832)	$937,949,957
Underlying funds, at cost and value	17,666,146
Total investments, at value (identified cost, $1,057,297,978)	$955,616,103
Cash	200,000
Restricted cash	3,930,000
Receivables for
Investments sold	5,008,517
Fund shares sold	4,687,442
Interest and dividends	14,304,162
Swaps, at value	230,149
Other assets	10,946
Total assets	$983,987,319
Liabilities
Payables for
Distributions	$710,524
Investments purchased	5,081,867
Fund shares reacquired	4,530,424
Swaps, at value	3,916,567
Payable to affiliates
Management fee	20,556
Shareholder servicing costs	345,495
Distribution and service fees	18,666
Administrative services fee	1,075
Payable for independent trustees’ compensation	64,128
Accrued expenses and other liabilities	146,050
Total liabilities	$14,835,352
Net assets	$969,151,967
Net assets consist of
Paid-in capital	$1,188,984,432
Unrealized appreciation (depreciation) on investments	(105,368,293)
Accumulated net realized gain (loss) on investments	(117,191,030)
Undistributed net investment income	2,726,858
Net assets	$969,151,967
Shares of beneficial interest outstanding	88,592,318

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$618,093,112	56,471,040	$10.95
Class B	67,148,891	6,152,538	10.91
Class C	74,651,436	6,848,149	10.90
Class I	53,906,055	4,923,816	10.95
Class R1	7,911,923	725,267	10.91
Class R2	55,412,747	5,064,039	10.94
Class R3	46,013,663	4,204,607	10.94
Class R4	46,014,140	4,202,862	10.95

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all shares classes, except for Class A, for which the maximum offering price per share was $11.50.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/09

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$68,704,590
Dividends	21,169
Dividends from underlying funds	335,039
Total investment income		$69,060,798
Expenses
Management fee	$4,046,901
Distribution and service fees	3,909,103
Shareholder servicing costs	2,113,841
Administrative services fee	184,450
Independent trustees’ compensation	34,248
Custodian fee	132,385
Shareholder communications	182,971
Auditing fees	60,781
Legal fees	31,557
Miscellaneous	191,862
Total expenses		$10,888,099
Fees paid indirectly	(34,909)
Reduction of expenses by investment adviser	(797,866)
Net expenses		$10,055,324
Net investment income		$59,005,474
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(47,418,447)
Swap transactions	1,006,357
Net realized gain (loss) on investments		$(46,412,090)
Change in unrealized appreciation (depreciation)
Investments	$(75,227,037)
Swap transactions	(1,164,529)
Net unrealized gain (loss) on investments		$(76,391,566)
Net realized and unrealized gain (loss) on investments		$(122,803,656)
Change in net assets from operations		$(63,798,182)

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2009	2008
Change in net assets
From operations
Net investment income	$59,005,474	$64,840,523
Net realized gain (loss) on investments	(46,412,090)	(12,359,941)
Net unrealized gain (loss) on investments	(76,391,566)	(36,795,748)
Change in net assets from operations	$(63,798,182)	$15,684,834
Distributions declared to shareholders
From net investment income	$(60,324,168)	$(68,644,061)
Change in net assets from fund share transactions	$(142,349,057)	$(20,590,584)
Total change in net assets	$(266,471,407)	$(73,549,811)
Net assets
At beginning of period	1,235,623,374	1,309,173,185
At end of period (including undistributed net investment income of $2,726,858 and accumulated distributions in excess of net investment income of $206,996)	$969,151,967	$1,235,623,374

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.18	$12.69	$12.38	$12.91	$12.92
Income (loss) from investment operations
Net investment income (d)	$0.64	$0.64	$0.66	$0.64	$0.65
Net realized and unrealized gain (loss) on investments and foreign currency	(1.22)	(0.47)	0.32	(0.49)	0.05
Total from investment operations	$(0.58)	$0.17	$0.98	$0.15	$0.70
Less distributions declared to shareholders
From net investment income	$(0.65)	$(0.68)	$(0.67)	$(0.68)	$(0.71)
Net asset value, end of period	$10.95	$12.18	$12.69	$12.38	$12.91
Total return (%) (r)(s)(t)	(4.61)	1.41	8.13	1.11	5.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.98	0.93	0.97	0.93
Expenses after expense reductions (f)	0.89	0.89	0.84	0.88	0.84
Net investment income	5.76	5.21	5.29	4.99	4.98
Portfolio turnover	44	56	45	55	40
Net assets at end of period (000 Omitted)	$618,093	$769,599	$832,752	$896,891	$926,909

See Notes to Financial Statements

26

Financial Highlights – continued

Class B	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.14	$12.65	$12.34	$12.86	$12.88
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.56	$0.57	$0.55	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	(1.22)	(0.48)	0.32	(0.48)	0.04
Total from investment operations	$(0.66)	$0.08	$0.89	$0.07	$0.60
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.59)	$(0.58)	$(0.59)	$(0.62)
Net asset value, end of period	$10.91	$12.14	$12.65	$12.34	$12.86
Total return (%) (r)(s)(t)	(5.32)	0.69	7.39	0.47	4.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.68	1.63	1.67	1.63
Expenses after expense reductions (f)	1.59	1.59	1.54	1.58	1.54
Net investment income	5.06	4.52	4.60	4.28	4.29
Portfolio turnover	44	56	45	55	40
Net assets at end of period (000 Omitted)	$67,149	$98,671	$164,852	$230,360	$307,017

Class C	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.13	$12.63	$12.33	$12.85	$12.87
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.56	$0.57	$0.54	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(1.22)	(0.47)	0.31	(0.48)	0.05
Total from investment operations	$(0.66)	$0.09	$0.88	$0.06	$0.60
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.59)	$(0.58)	$(0.58)	$(0.62)
Net asset value, end of period	$10.90	$12.13	$12.63	$12.33	$12.85
Total return (%) (r)(s)(t)	(5.33)	0.77	7.31	0.47	4.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.68	1.63	1.67	1.63
Expenses after expense reductions (f)	1.59	1.59	1.54	1.58	1.54
Net investment income	5.09	4.52	4.59	4.29	4.28
Portfolio turnover	44	56	45	55	40
Net assets at end of period (000 Omitted)	$74,651	$75,666	$79,473	$79,921	$82,890

See Notes to Financial Statements

27

Financial Highlights – continued

Class I	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.18	$12.70	$12.39	$12.91	$12.93
Income (loss) from investment operations
Net investment income (d)	$0.67	$0.68	$0.70	$0.67	$0.69
Net realized and unrealized gain (loss) on investments and foreign currency	(1.21)	(0.48)	0.32	(0.47)	0.04
Total from investment operations	$(0.54)	$0.20	$1.02	$0.20	$0.73
Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.72)	$(0.71)	$(0.72)	$(0.75)
Net asset value, end of period	$10.95	$12.18	$12.70	$12.39	$12.91
Total return (%) (r)(s)	(4.32)	1.64	8.45	1.50	5.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.67	0.63	0.67	0.63
Expenses after expense reductions (f)	0.59	0.58	0.54	0.58	0.54
Net investment income	6.06	5.50	5.59	5.29	5.28
Portfolio turnover	44	56	45	55	40
Net assets at end of period (000 Omitted)	$53,906	$56,574	$49,251	$41,976	$44,604

Class R1	Years ended 4/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.14	$12.65	$12.34	$12.86	$12.80
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.55	$0.56	$0.53	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(1.22)	(0.48)	0.32	(0.48)	0.07	(g)
Total from investment operations	$(0.66)	$0.07	$0.88	$0.05	$0.11
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.58)	$(0.57)	$(0.57)	$(0.05)
Net asset value, end of period	$10.91	$12.14	$12.65	$12.34	$12.86
Total return (%) (r)(s)	(5.32)	0.61	7.29	0.33	0.85	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.75	1.81	1.87	1.96	(a)
Expenses after expense reductions (f)	1.59	1.66	1.64	1.70	1.87	(a)
Net investment income	5.09	4.42	4.49	4.28	4.06	(a)
Portfolio turnover	44	56	45	55	40
Net assets at end of period (000 Omitted)	$7,912	$8,351	$3,612	$1,900	$50

See Notes to Financial Statements

28

Financial Highlights – continued

Class R2	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.17	$12.69	$12.38	$12.90	$12.92
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.59	$0.62	$0.58	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	(1.22)	(0.47)	0.32	(0.47)	0.11
Total from investment operations	$(0.60)	$0.12	$0.94	$0.11	$0.64
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.64)	$(0.63)	$(0.63)	$(0.66)
Net asset value, end of period	$10.94	$12.17	$12.69	$12.38	$12.90
Total return (%) (r)(s)	(4.82)	1.03	7.76	0.80	5.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.26	1.36	1.42	1.45
Expenses after expense reductions (f)	1.10	1.17	1.19	1.26	1.36
Net investment income	5.53	4.91	4.94	4.65	4.48
Portfolio turnover	44	56	45	55	40
Net assets at end of period (000 Omitted)	$55,413	$81,433	$27,069	$9,992	$4,039

Class R3	Years ended 4/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.18	$12.69	$12.38	$12.91	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.65	$0.64	$0.65	$0.56	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.23)	(0.47)	0.32	(0.43)	0.07	(g)
Total from investment operations	$(0.58)	$0.17	$0.97	$0.13	$0.12
Less distributions declared to shareholders
From net investment income	$(0.66)	$(0.68)	$(0.66)	$(0.66)	$(0.06)
Net asset value, end of period	$10.94	$12.18	$12.69	$12.38	$12.91
Total return (%) (r)(s)	(4.65)	1.36	8.03	1.01	0.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	1.02	1.02	1.09	1.19	(a)
Expenses after expense reductions (f)	0.84	0.93	0.94	1.00	1.10	(a)
Net investment income	5.80	5.16	5.19	5.08	4.93	(a)
Portfolio turnover	44	56	45	55	40
Net assets at end of period (000 Omitted)	$46,014	$59,233	$38,827	$4,170	$50

See Notes to Financial Statements

29

Financial Highlights – continued

Class R4	Years ended 4/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.19	$12.70	$12.38	$12.91	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.67	$0.67	$0.68	$0.66	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(1.22)	(0.47)	0.34	(0.49)	0.06	(g)
Total from investment operations	$(0.55)	$0.20	$1.02	$0.17	$0.12
Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.71)	$(0.70)	$(0.70)	$(0.06)
Net asset value, end of period	$10.95	$12.19	$12.70	$12.38	$12.91
Total return (%) (r)(s)	(4.40)	1.65	8.43	1.32	0.93	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.74	0.73	0.77	0.90	(a)
Expenses after expense reductions (f)	0.60	0.65	0.64	0.68	0.81	(a)
Net investment income	6.01	5.44	5.84	5.19	5.14	(a)
Portfolio turnover	44	56	45	55	40
Net assets at end of period (000 Omitted)	$46,014	$86,097	$69,694	$51	$50

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize

31

Notes to Financial Statements – continued

both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

32

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of April 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$17,666,146	$937,949,957	$—	$955,616,103
Other Financial Instruments	$—	$(3,686,418)	$—	$(3,686,418)

In April 2009, FASB Staff Position (FSP) 157-4 was issued and is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Management is evaluating the application of the FSP to the fund, and believes the impact resulting from the adoption of this FSP will be limited to expanded disclosure in the fund’s financial statements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on

33

Notes to Financial Statements – continued

investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and believes the impact resulting from the adoption of this Standard will be limited to expanded disclosure in the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the

34

Notes to Financial Statements – continued

occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to

35

Notes to Financial Statements – continued

satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

36

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/09	4/30/08
Ordinary income (including any short-term capital gains)	$60,324,168	$68,644,061

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/09
Cost of investments	$1,065,490,829
Gross appreciation	20,617,208
Gross depreciation	(130,491,934)
Net unrealized appreciation (depreciation)	$(109,874,726)
Undistributed ordinary income	3,602,308
Capital loss carryforwards	(79,847,978)
Post-October capital loss deferral	(29,167,673)
Other temporary differences	(4,544,396)

As of April 30, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/10	$(4,472,574)
4/30/11	(26,201,916)
4/30/15	(9,364,882)
4/30/16	(7,302,655)
4/30/17	(32,505,951)
$(79,847,978)

37

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders by class are as follows:

From net investment income

	Year ended 4/30/09	Year ended 4/30/08
Class A	$38,316,469	$44,307,621
Class B	4,020,286	6,140,179
Class C	3,545,772	3,720,135
Class I	3,160,180	2,973,066
Class R (b)	—	1,449,200
Class R1	404,007	299,057
Former Class R2 (b)	—	280,502
Class R2	3,933,799	2,294,280
Class R3	2,936,843	2,882,499
Class R4	4,006,812	4,297,522
Total	$60,324,168	$68,644,061

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.1 billion of average daily net assets	0.39%
Average daily net assets in excess of $1.1 billion	0.38%

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.30% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. This written agreement terminated on February 28, 2009. For the year ended April 30, 2009, this waiver amounted to $791,816 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2009 was equivalent to an annual effective rate of 0.31% of the fund’s average daily net assets.

38

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $82,675 for the year ended April 30, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.29%	$1,900,968
Class B	0.75%	0.25%	1.00%	1.00%	776,983
Class C	0.75%	0.25%	1.00%	1.00%	683,724
Class R1	0.75%	0.25%	1.00%	1.00%	77,828
Class R2	0.25%	0.25%	0.50%	0.50%	345,930
Class R3	—	0.25%	0.25%	0.25%	123,670
Total Distribution and Service Fees					$3,909,103

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2009 based on each class’ average daily net assets. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated. Prior to March 1, 2009, 0.05% of the Class A distribution fee was paid by the fund and the remaining 0.05% was not in effect. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2009, were as follows:

Amount
Class A	$390
Class B	117,074
Class C	7,516

39

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2009, the fee was $754,803, which equated to 0.0726% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,359,038.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended April 30, 2009 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

For certain independent Trustees who retired on or before December 31, 2001, the fund has an unfunded, defined benefit plan which resulted in a pension expense of $5,349. For certain independent Trustees who served on the Board as of December 31, 2001, the fund also has an unfunded retirement benefit deferral plan which resulted in a net decrease in expense of $3,021. Both amounts are included in independent trustees’ compensation for the year ended April 30, 2009. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $64,090 at April 30, 2009, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin

40

Notes to Financial Statements – continued

Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $11,442 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $6,050, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$57,649,156	$210,844,686
Investments (non-U.S. Government securities)	$385,826,813	$379,599,971

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/09		Year ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	15,240,384	$166,713,484	33,597,045	$416,140,846
Class B	1,555,684	16,731,650	1,848,448	22,802,565
Class C	2,456,551	26,493,548	1,760,920	21,691,215
Class I	1,732,023	18,951,066	5,715,967	70,806,550
Class R (b)	—	—	1,047,022	12,958,276
Class R1	266,683	2,936,822	547,604	6,751,238
Former Class R2 (b)	—	—	552,378	6,820,918
Class R2	2,317,314	26,012,340	5,493,383	67,365,886
Class R3	1,337,604	14,648,558	3,298,233	40,818,666
Class R4	2,390,068	26,310,123	8,794,977	108,851,803
	27,296,311	$298,797,591	62,655,977	$775,007,963

41

Notes to Financial Statements – continued

	Year ended 4/30/09		Year ended 4/30/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,853,939	$31,494,975	3,011,468	$37,341,350
Class B	281,409	3,098,058	398,250	4,927,292
Class C	208,286	2,282,092	197,445	2,436,742
Class I	286,467	3,154,475	233,018	2,888,280
Class R (b)	—	—	98,940	1,228,131
Class R1	36,675	401,696	22,576	278,299
Former Class R2 (b)	—	—	21,767	268,194
Class R2	329,971	3,640,061	170,681	2,111,040
Class R3	264,158	2,912,785	222,777	2,758,109
Class R4	359,793	3,989,717	337,601	4,185,286
	4,620,698	$50,973,859	4,714,523	$58,422,723
Shares reacquired
Class A	(24,812,163)	$(272,833,968)	(39,040,610)	$(483,210,521)
Class B	(3,811,544)	(41,923,364)	(7,151,860)	(88,230,870)
Class C	(2,056,570)	(22,613,973)	(2,008,838)	(24,698,987)
Class I	(1,738,199)	(19,148,361)	(5,184,903)	(64,227,576)
Class R (b)	—	—	(4,359,243)	(53,557,739)
Class R1	(266,145)	(2,916,353)	(167,728)	(2,057,719)
Former Class R2 (b)	—	—	(802,160)	(9,694,357)
Class R2	(4,272,196)	(46,630,105)	(1,108,713)	(13,675,753)
Class R3	(2,261,599)	(24,997,194)	(1,716,624)	(21,188,993)
Class R4	(5,612,633)	(61,057,189)	(7,555,668)	(93,478,755)
	(44,831,049)	$(492,120,507)	(69,096,347)	$(854,021,270)
Net change
Class A	(6,717,840)	$(74,625,509)	(2,432,097)	$(29,728,325)
Class B	(1,974,451)	(22,093,656)	(4,905,162)	(60,501,013)
Class C	608,267	6,161,667	(50,473)	(571,030)
Class I	280,291	2,957,180	764,082	9,467,254
Class R (b)	—	—	(3,213,281)	(39,371,332)
Class R1	37,213	422,165	402,452	4,971,818
Former Class R2 (b)	—	—	(228,015)	(2,605,245)
Class R2	(1,624,911)	(16,977,704)	4,555,351	55,801,173
Class R3	(659,837)	(7,435,851)	1,804,386	22,387,782
Class R4	(2,862,772)	(30,757,349)	1,576,910	19,558,334
	(12,914,040)	$(142,349,057)	(1,725,847)	$(20,590,584)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

Class W Shares were not available for sale during the period. Please see the fund’s Class W prospectus for details.

42

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus 1.25%. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, currently at a rate equal to the Federal Reserve funds rate plus 0.30%. For the year ended April 30, 2009, the fund’s commitment fee and interest expense were $9,675 and $230, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,760,385	403,185,178	(387,279,417)	17,666,146

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$335,039	$17,666,146

43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2009

44

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

49

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Richard Hawkins Robert Persons

50

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

51

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and	c/o Boston Financial Data Services
literature	30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
Investment professionals
1-800-343-2829
Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Limited Maturity Fund

CONTACT INFORMATION BACK COVER

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

4/30/09

MQL-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	50.9%
Mortgage-Backed Securities	10.5%
Non-U.S. Government Bonds	10.1%
U.S. Government Agencies	6.6%
Commercial Mortgage-Backed Securities	4.0%
Asset-Backed Securities	3.6%
Emerging Markets Bonds	3.3%
High Yield Corporates	2.7%
Collateralized Debt Obligations	0.1%
U.S. Treasury Securities	(0.2)%

Credit quality of bonds (r)
AAA	34.4%
AA	8.0%
A	22.8%
BBB	29.2%
BB	2.5%
B	0.3%
CCC	0.6%
CC	0.1%
D (o)	0.0%
Not Rated	2.1%

Portfolio facts
Average Duration (d)(i)	1.9
Effective Maturity (i)(m)	2.3 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	A+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 04/30/09.

Percentages are based on net assets as of 04/30/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2009, Class A shares of the MFS Limited Maturity Fund provided a total return of –1.41%, at net asset value. This compares with a return of 3.94% for the fund’s benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan Chase; the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac; the bankruptcy of investment bank Lehman Brothers; the Fed’s complex intervention of insurance company AIG; the nationalization of several large European banks; the failure of Washington Mutual; the distressed sale of Wachovia; the virtual failure of Iceland’s banking sector; and, the collapse of the global auto industry. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

While somewhat resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic decline, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post – World War II period. However, by the end of the period there emerged tentative signs that the worst of the global macroeconomic deterioration had passed, which caused equity and credit markets to rally.

During the reporting period, the Fed cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. government designed and implemented fiscal stimulus packages. Although several other global central banks also cut interest rates during the early part of the reporting period, the dilemma of rising energy and food prices heightened concerns among central bankers that

3

Management Review – continued

inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did rapidly slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated interest rate cut marked the beginning of much more aggressive easing by the major global central banks. By the end of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.

Detractors from performance

Over the reporting period, the economy and the credit markets deteriorated. As a result, the corporate bond markets were negatively affected. The fund’s overweighted position in corporate bonds and some of our holdings of bonds of financial institutions were particularly hard hit. In addition, rapidly falling real estate values hurt the structured product markets and the fund’s holdings of these types of securities. Asset-backed securities (ABS), particularly those backed by home equity, residential, and commercial real estate loans, were among the top detractors.

Contributors to performance

The primary factor that contributed to relative performance was the fund’s return from yield, which was greater than that of the benchmark. The fund’s overweighted exposure to corporate bonds and other non-treasury securities enabled it to “out-yield” the benchmark. Our holdings of investment grade mortgage-backed securities also aided relative returns.

Respectfully,

James Calmas

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 4/30/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 4/30/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/26/92	(1.41)%	2.12%	3.53%
B	9/07/93	(2.17)%	1.33%	2.73%
C	7/01/94	(2.42)%	1.25%	2.65%
I	1/02/97	(1.29)%	2.26%	3.68%
R1	4/01/05	(2.27)%	1.19%	2.66%
R2	10/31/03	(1.66)%	1.72%	2.93%
R3	4/01/05	(1.68)%	1.91%	3.42%
R4	4/01/05	(1.26)%	2.18%	3.56%
529A	7/31/02	(1.60)%	1.79%	3.31%
529B	7/31/02	(2.29)%	1.11%	2.57%
529C	7/31/02	(2.52)%	1.03%	2.50%
Comparative benchmark
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (f)		3.94%	4.01%	4.80%
Average annual with sales charge
A With Initial Sales Charge (2.50%)		(3.88)%	1.60%	3.27%
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.93)%	0.99%	2.73%
C With CDSC (1% for 12 months) (x)		(3.36)%	1.25%	2.65%
529A With Initial Sales Charge (2.50%)		(4.06)%	1.28%	3.05%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(6.05)%	0.77%	2.57%
529C With CDSC (1% for 12 months) (x)		(3.45)%	1.03%	2.50%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (formerly known as Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index) – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

6

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for Class R3, Class R4, and Class 529A shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1, Class R2, and Class 529B shares includes the performance of the fund’s Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund’s Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2008 through April 30, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2008 through April 30, 2009.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the Amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/08	Ending Account Value 4/30/09	Expenses Paid During Period (p) 11/01/08-4/30/09
A	Actual	0.72%	$1,000.00	$1,035.58	$3.63
	Hypothetical (h)	0.72%	$1,000.00	$1,021.22	$3.61
B	Actual	1.45%	$1,000.00	$1,033.59	$7.31
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25
C	Actual	1.57%	$1,000.00	$1,031.18	$7.91
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
I	Actual	0.57%	$1,000.00	$1,036.37	$2.88
	Hypothetical (h)	0.57%	$1,000.00	$1,021.97	$2.86
R1	Actual	1.57%	$1,000.00	$1,032.98	$7.91
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
R2	Actual	0.97%	$1,000.00	$1,036.04	$4.90
	Hypothetical (h)	0.97%	$1,000.00	$1,019.98	$4.86
R3	Actual	0.82%	$1,000.00	$1,035.05	$4.14
	Hypothetical (h)	0.82%	$1,000.00	$1,020.73	$4.11
R4	Actual	0.57%	$1,000.00	$1,036.34	$2.88
	Hypothetical (h)	0.57%	$1,000.00	$1,021.97	$2.86
529A	Actual	0.88%	$1,000.00	$1,036.47	$4.44
	Hypothetical (h)	0.88%	$1,000.00	$1,020.43	$4.41
529B	Actual	1.57%	$1,000.00	$1,031.17	$7.91
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
529C	Actual	1.67%	$1,000.00	$1,030.66	$8.41
	Hypothetical (h)	1.67%	$1,000.00	$1,016.51	$8.35

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.75%, 1.48%, 1.60%, 0.60%, 1.60%, 1.00%, 0.85%, 0.60%, 0.85%, 1.60%, and 1.70% for Classes A, B, C, I, R1, R2, R3, R4, 529A, 529B, and 529C shares, respectively; the actual expenses paid during the period would have been approximately $3.78, $7.46, $8.06, $3.03, $8.06, $5.05, $4.29, $3.03, $4.29, $8.06, and $8.56 for Classes A, B, C, I, R1, R2, R3, R4, 529A, 529B, and 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $3.76, $7.40, $8.00, $3.01, $8.00, $5.01, $4.26, $3.01, $4.26, $8.00, and $8.50 for

9

Expense Table – continued

Classes A, B, C, I, R1, R2, R3, R4, 529A, 529B, and 529C shares, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

4/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 92.0%
Issuer	Shares/Par	Value ($)

Airlines - 0.1%
American Airlines Corp., 3.857%, 2010	$779,816	$694,036

Asset Backed & Securitized - 7.7%
Bayview Commercial Asset Trust, FRN, 0.748%, 2035 (z)	$1,723,852	$1,127,216
Bayview Commercial Asset Trust, FRN, 0.707%, 2036 (z)	1,484,446	811,844
Bayview Commercial Asset Trust, FRN, 1.8%, 2036 (i)(z)	8,235,623	499,902
Bayview Financial Acquisition Trust, FRN, 5.638%, 2036	2,370,000	1,351,374
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	2,325,000	1,717,762
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.235%, 2040 (z)	1,402,996	617,318
Brascan Real Estate, CDO, FRN, 2.706%, 2040 (z)	1,526,000	152,600
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	1,642,038	1,576,357
Commercial Mortgage Asset Trust, FRN, 1.096%, 2032 (i)(z)	20,590,811	415,547
Commercial Mortgage Pass-Through Certificates, FRN, 0.641%, 2017 (n)	3,400,000	2,856,373
Continental Airlines, Inc., FRN, 1.688%, 2011	667,835	555,389
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	191,693	180,021
Credit-Based Asset Servicing & Securitization LLC, 5.737%, 2037	2,830,000	819,662
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	2,074,395	1,790,756
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.731%, 2037	4,000,000	1,112,178
E*TRADE RV & Marine Trust, 3.62%, 2018	1,746,312	1,648,494
Ford Credit Auto Owner Trust, FRN, 0.781%, 2010	533,422	532,628
Ford Credit Auto Owner Trust, FRN, 3.24%, 2010	2,140,000	2,145,101
Gramercy Real Estate Ltd., CDO, FRN, 1.412%, 2035 (z)	2,337,207	864,767
IMPAC CMB Trust, FRN, 1.177%, 2034	572,089	292,842
IMPAC CMB Trust, FRN, 1.357%, 2034	602,199	133,395
IMPAC Secured Assets Corp., FRN, 0.788%, 2036	1,667,453	1,134,302
Interstar Millennium Trust, FRN, 1.72%, 2036	990,317	955,921
JPMorgan Chase Commercial Mortgage Securities Corp., 4.851%, 2042	3,504,086	3,303,745
JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, 2047	5,000,000	4,275,383
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.493%, 2037	5,000,000	4,405,752
JPMorgan Mortgage Acquisition Corp., FRN, 5.532%, 2036	3,700,000	2,031,746
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.511%, 2035 (i)	6,722,934	263,889

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Merrill Lynch Mortgage Investors, Inc., FRN, 5.45%, 2037	$2,320,482	$894,374
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.878%, 2046	4,970,000	4,660,478
Morgan Stanley Capital I, Inc., FRN, 1.516%, 2031 (i)(z)	3,878,020	62,117
Mortgage Capital Funding, Inc., FRN, 2.415%, 2031 (i)	643,193	33
Nationslink Funding Corp., FRN, 1.289%, 2030 (i)	4,032,977	131,447
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	1,754,875	1,681,578
Nomura Asset Securities Corp., FRN, 9.938%, 2027 (z)	2,300,828	2,453,347
Option One Mortgage Loan Trust, FRN, 5.611%, 2037	1,990,000	1,003,709
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 5.29%, 2036	4,169,208	2,645,671
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	1,797,429	1,649,872
RMAC PLC, FRN, 1.531%, 2036 (n)	28,949	28,145
Structured Asset Securities Corp., FRN, 0.677%, 2035	442,572	349,618
Structured Asset Securities Corp., FRN, 4.67%, 2035	823,431	651,518
Superannuation Members Home Loans Global Trust, FRN, 1.589%, 2029	428,777	368,277
Thornburg Mortgage Securities Trust, FRN, 1.118%, 2043	2,595,042	2,301,989
Wachovia Bank Commercial Mortgage Trust, 5.275%, 2048	6,000,000	5,400,918

		$61,855,355
Automotive - 1.2%
Johnson Controls, Inc., 5.25%, 2011	$7,050,000	$6,937,933
Nissan Motor Acceptance Corp., 5.625%, 2011 (n)	3,289,000	2,996,858

		$9,934,791
Broadcasting - 0.3%
CBS Corp., 6.625%, 2011	$2,650,000	$2,653,657

Brokerage & Asset Managers - 0.5%
INVESCO PLC, 4.5%, 2009	$4,481,000	$4,312,770

Building - 1.1%
CRH America, Inc., 6.95%, 2012	$2,250,000	$2,019,364
Hanson PLC, 7.875%, 2010	3,250,000	2,307,500
Lafarge S.A., 6.15%, 2011	4,410,000	4,288,818

		$8,615,682
Cable TV - 1.7%
Comcast Corp., 5.45%, 2010	$5,100,000	$5,248,563
Cox Communications, Inc., 4.625%, 2010	5,320,000	5,318,867
Time Warner Cable, Inc., 5.4%, 2012	3,140,000	3,186,029

		$13,753,459

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued

Chemicals - 0.4%
PPG Industries, Inc., 5.75%, 2013	$2,791,000	$2,840,334

Computer Software - Systems - 0.6%
IBM International Group Capital LLC, FRN, 1.394%, 2009	$1,690,000	$1,692,133
International Bus Machine Corp., FRN, 1.653%, 2011	3,420,000	3,392,657

		$5,084,790
Conglomerates - 1.3%
American Standard Cos., Inc., 7.625%, 2010	$2,670,000	$2,717,432
Eaton Corp., 4.9%, 2013	2,000,000	1,979,128
Siemens AG, FRN, 1.288%, 2009 (n)	3,920,000	3,907,389
Textron Financial Corp., 5.125%, 2010	1,810,000	1,557,972

		$10,161,921
Consumer Goods & Services - 2.9%
Clorox Co., 5%, 2013	$2,100,000	$2,152,741
Fortune Brands, Inc., 5.125%, 2011	4,272,000	4,273,581
Procter & Gamble Co., 4.6%, 2014	3,740,000	3,960,608
Royal Philips Electronics N.V., 4.625%, 2013	3,980,000	3,949,899
Western Union Co., 5.4%, 2011	5,500,000	5,577,660
Whirlpool Corp., 8%, 2012	2,971,000	3,022,666

		$22,937,155
Defense Electronics - 0.5%
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	$3,932,000	$3,960,295

Electronics - 0.4%
Tyco Electronics Ltd., 6%, 2012	$3,761,000	$3,428,603

Emerging Market Quasi-Sovereign - 2.3%
Corporacion Nacional del Cobre de Chile, 7.375%, 2009	$2,230,000	$2,230,000
Hana Bank, 6.5%, 2012 (z)	1,765,000	1,797,495
Industrial Bank of Korea, 7.125%, 2014 (z)	2,041,000	2,007,928
Mubadala Development Co., 5.75%, 2014 (z)	8,977,000	8,888,936
Ras Laffan Liquefied Natural Gas Co. Ltd., 8.294%, 2014 (n)	3,570,000	3,752,887

		$18,677,246
Emerging Market Sovereign - 0.2%
Emirate of Abu Dhabi, 5.5%, 2014 (z)	$258,000	$263,774
State of Qatar, 5.15%, 2014 (z)	1,588,000	1,623,730

		$1,887,504

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - 0.4%
EnCana Corp., 4.6%, 2009	$2,850,000	$2,866,929

Energy - Integrated - 3.0%
BP Capital Markets PLC, 5.25%, 2013	$2,620,000	$2,824,813
Chevron Corp., 3.45%, 2012	1,980,000	2,036,816
ConocoPhillips, 4.75%, 2014	3,740,000	3,944,009
Hess Corp., 7%, 2014	3,740,000	4,055,566
Petro-Canada, 5%, 2014	2,950,000	2,782,298
Shell International Finance, 4%, 2014	6,240,000	6,434,844
TNK-BP Finance S.A., 6.875%, 2011 (n)	2,060,000	1,910,650

		$23,988,996
Entertainment - 0.2%
Time Warner, Inc., 5.5%, 2011	$1,321,000	$1,356,180

Financial Institutions - 2.2%
CIT Group, Inc., 5.6%, 2011	$5,000,000	$3,351,575
General Electric Capital Corp., 4.8%, 2013	1,820,000	1,779,951
General Electric Capital Corp., FRN, 1.142%, 2011	2,630,000	2,426,646
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	3,500,000	525,000
International Lease Finance Corp., 5%, 2010	2,341,000	2,098,449
International Lease Finance Corp., 5.35%, 2012	3,340,000	2,309,079
NYSE Euronext, Inc., 4.8%, 2013	2,230,000	2,272,589
ORIX Corp., 5.48%, 2011	3,240,000	2,519,324

		$17,282,613
Food & Beverages - 4.4%
Anheuser-Busch Companies, Inc., 7.2%, 2014 (n)	$3,760,000	$3,919,924
Brown-Forman Corp., 5.2%, 2012	3,780,000	3,988,611
Conagra Foods, Inc., 7.875%, 2010	2,323,000	2,439,271
Conagra Foods, Inc., 5.875%, 2014	3,000,000	3,114,957
Diageo Capital PLC, 5.125%, 2012	7,130,000	7,386,801
General Mills, Inc., 5.65%, 2012	1,960,000	2,064,746
General Mills, Inc., FRN, 1.231%, 2010	1,500,000	1,495,239
Kellogg Co., 6.6%, 2011	3,850,000	4,104,493
Kraft Foods, Inc., 4.125%, 2009	1,100,000	1,111,807
Kraft Foods, Inc., 6.75%, 2014	1,100,000	1,198,546
Kraft Foods, Inc., FRN, 1.728%, 2010	2,500,000	2,436,920
Miller Brewing Co., 5.5%, 2013 (n)	1,255,000	1,204,582
SABMiller PLC, 6.2%, 2011 (z)	1,050,000	1,057,011

		$35,522,908

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Drug Stores - 0.7%
CVS Caremark Corp., 4%, 2009	$1,010,000	$1,012,432
CVS Caremark Corp., 5.75%, 2011	2,240,000	2,370,092
CVS Caremark Corp., FRN, 1.561%, 2010	2,200,000	2,158,556

		$5,541,080
Industrial - 1.0%
Cornell University, 4.35%, 2014	$2,070,000	$2,088,423
Duke University Taxable Bonds, “A”, 4.2%, 2014	1,560,000	1,591,840
President & Fellows Harvard College, 5%, 2014 (z)	2,300,000	2,420,543
Steelcase, Inc., 6.5%, 2011	2,114,000	2,087,567

		$8,188,373
Insurance - 0.4%
Metropolitan Life Global Funding, 5.125%, 2013 (n)	$1,060,000	$1,013,286
New York Life Global Funding, 4.65%, 2013 (n)	2,600,000	2,573,574

		$3,586,860
Insurance - Health - 0.8%
Aetna, Inc., 5.75%, 2011	$2,350,000	$2,418,312
Aetna, Inc., 7.875%, 2011	3,915,000	4,142,571

		$6,560,883
Insurance - Property & Casualty - 0.4%
St. Paul Travelers Cos., Inc., 8.125%, 2010	$1,910,000	$1,993,671
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	2,220,000	1,176,911

		$3,170,582
International Market Quasi-Sovereign - 7.5%
ANZ National Ltd., 3.25%, 2012 (z)	$2,070,000	$2,066,333
Bank of England, 2.375%, 2012	2,400,000	2,402,307
Commonwealth Bank of Australia, 2.4%, 2012 (n)	1,950,000	1,941,714
Eksportfinans A.S.A., 5.125%, 2011	3,780,000	3,935,774
Electricité de France, 5.5%, 2014 (n)	3,910,000	4,187,614
ING Bank N.V., 2.625%, 2012 (n)	4,770,000	4,783,542
ING Bank N.V., 3.9%, 2014 (z)	3,700,000	3,673,930
KfW Bankengruppe, 4.875%, 2009	2,800,000	2,828,927
KfW Bankengruppe, 1.875%, 2011	2,870,000	2,874,556
KfW Bankengruppe, 3.5%, 2014	3,066,000	3,149,806
Landwirtschaftliche Rentenbank, 4.125%, 2013	4,040,000	4,151,682
LeasePlan Corp. N.V., 3%, 2012 (z)	1,600,000	1,599,377
Lloyds TSB Bank PLC, FRN, 2.207%, 2012 (z)	4,330,000	4,319,192
Macquarie Bank, 2.6%, 2012 (z)	1,880,000	1,869,538
National Australia Bank Ltd., 2.55%, 2012 (n)	1,950,000	1,941,722

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
International Market Quasi-Sovereign - continued
SBAB, 3.125%, 2012 (n)	$4,740,000	$4,728,407
Societe Financement de l’ Economie, 3.375%, 2014 (z)	6,840,000	6,863,153
Swedbank AB, 2.8%, 2012 (z)	780,000	778,046
Westpac Banking Corp., 3.25%, 2011 (n)	1,800,000	1,843,578

		$59,939,198
Local Authorities - 1.7%
Province of Ontario, 3.125%, 2010	$3,690,000	$3,768,066
Province of Ontario, 5%, 2011	5,000,000	5,298,595
Province of Ontario, 2.625%, 2012	1,050,000	1,061,819
State of California, FRN, 5.65%, 2039	3,730,000	3,848,204

		$13,976,684
Major Banks - 4.9%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$3,700,000	$1,442,419
BANK ONE Corp., 7.875%, 2010	5,066,000	5,258,356
Bear Stearns Cos., Inc., 5.85%, 2010	3,370,000	3,470,443
Countrywide Home Loans, Inc., 4.125%, 2009	530,000	525,707
Countrywide Home Loans, Inc., 4%, 2011	3,000,000	2,812,794
Credit Suisse New York, 5.5%, 2014	2,270,000	2,275,825
Goldman Sachs Group, Inc., 7.35%, 2009	3,900,000	3,985,703
Goldman Sachs Group, Inc., 6%, 2014	2,930,000	2,918,725
Merrill Lynch & Co., Inc., 6.15%, 2013	3,710,000	3,410,974
Morgan Stanley, 6.75%, 2011	3,920,000	4,006,942
Popular North America, Inc., 4.7%, 2009	2,950,000	2,932,247
Royal Bank of Scotland Group PLC, 9.118%, 2049	5,727,000	4,209,345
Wachovia Corp., 5.5%, 2013	2,250,000	2,205,859

		$39,455,339
Medical & Health Technology & Services - 1.3%
Cardinal Health, Inc., FRN, 1.462%, 2009	$3,530,000	$3,476,517
Covidien International Finance S.A., 5.15%, 2010	3,770,000	3,876,932
Hospira, Inc., 5.55%, 2012	3,140,000	3,104,053

		$10,457,502
Medical Equipment - 0.3%
Novartis AG, 4.125%, 2014	$2,500,000	$2,591,135

Metals & Mining - 0.7%
BHP Billiton Finance Ltd., 5.5%, 2014	$2,250,000	$2,368,953
Rio Tinto Finance USA Ltd., 5.875%, 2013	3,220,000	3,036,299

		$5,405,252

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - 10.5%
Fannie Mae, 5.5%, 2014 - 2027	$12,755,197	$13,242,002
Fannie Mae, 7%, 2015 - 2016	1,413,845	1,490,587
Fannie Mae, 4%, 2016	1,556,273	1,584,291
Fannie Mae, 4.5%, 2016 - 2026	4,676,587	4,821,672
Fannie Mae, 6.5%, 2016 - 2017	3,027,139	3,197,878
Fannie Mae, 6%, 2017	3,776,147	3,984,940
Fannie Mae, 5%, 2018 - 2025	7,274,861	7,518,356
Fannie Mae, FRN, 3.955%, 2033	262,259	265,063
Fannie Mae, FRN, 4.191%, 2033	1,726,907	1,747,295
Fannie Mae, FRN, 4.21%, 2033	168,120	171,044
Freddie Mac, 4.5%, 2014	1,055,353	1,061,011
Freddie Mac, 5%, 2015 - 2025	22,384,008	22,940,349
Freddie Mac, 7.5%, 2015	510,621	541,845
Freddie Mac, 6%, 2016 - 2017	3,041,101	3,207,379
Freddie Mac, 5.5%, 2017 - 2025	14,349,467	14,846,310
Freddie Mac, FRN, 0.751%, 2026	237,137	237,077
Freddie Mac, FRN, 0.901%, 2031	2,841,924	2,820,657
Ginnie Mae, 7.5%, 2011	68,954	72,510
Ginnie Mae, FRN, 4.625%, 2032	282,681	284,110

		$84,034,376
Natural Gas - Pipeline - 1.5%
CenterPoint Energy, Inc., 7.75%, 2011	$4,500,000	$4,639,860
Energy Transfer Partners LP, 8.5%, 2014	635,000	685,402
Enterprise Products Partners LP, 4.95%, 2010	3,800,000	3,805,506
Kinder Morgan Finance Corp., 5.35%, 2011	3,264,000	3,174,240

		$12,305,008
Network & Telecom - 3.3%
British Telecommunications PLC, 5.15%, 2013	$799,000	$751,988
Deutsche Telekom International Finance B.V., 8.5%, 2010	1,980,000	2,081,378
France Telecom S.A., 7.75%, 2011	1,980,000	2,144,524
SBC Communications, Inc., 4.125%, 2009	5,830,000	5,884,470
Telecom Italia Capital, 4%, 2010	1,100,000	1,092,334
Telecom Italia Capital, 4.875%, 2010	2,227,000	2,212,008
Telefonica Europe B.V., 7.75%, 2010	5,460,000	5,733,781
TELUS Corp., 8%, 2011	3,636,000	3,861,614
Verizon Communications, Inc, 5.25%, 2013	2,770,000	2,906,367

		$26,668,464

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Oil Services - 1.0%
Smith International, Inc., 8.625%, 2014	$2,995,000	$3,069,962
Weatherford International Ltd., 5.95%, 2012	4,580,000	4,582,464

		$7,652,426
Other Banks & Diversified Financials - 1.7%
American Express Centurion Bank, 5.55%, 2012	$2,870,000	$2,740,732
Bosphorus Financial Services Ltd., FRN, 3.949%, 2012 (z)	1,275,000	1,101,642
Capital One Financial Corp., 5.7%, 2011	3,130,000	2,990,474
Citigroup, Inc., 5.5%, 2013	3,700,000	3,297,692
General American Transportation Corp., 6.75%, 2009	1,500,000	1,500,000
Swedbank AB, 9% to 2010, FRN to 2049 (n)	5,470,000	2,105,950

		$13,736,490
Pharmaceuticals - 3.0%
Amgen, Inc., 4%, 2009	$1,995,000	$2,019,072
Astrazeneca PLC, 5.4%, 2012	4,210,000	4,520,690
Eli Lilly & Co., 3.55%, 2012	1,480,000	1,519,840
GlaxoSmithKline Capital, Inc., 4.85%, 2013	532,000	551,869
Pfizer, Inc., 4.45%, 2012	3,740,000	3,929,532
Roche Holding, Inc., 5%, 2014 (n)	7,480,000	7,841,389
Wyeth, 6.95%, 2011	3,260,000	3,499,131

		$23,881,523
Printing & Publishing - 0.1%
Pearson PLC, 5.5%, 2013 (n)	$780,000	$747,843

Railroad & Shipping - 0.3%
Canadian Pacific Railroad Co., 5.75%, 2013	$2,230,000	$2,123,002

Real Estate - 1.4%
Kimco Realty Corp., REIT, 4.62%, 2010	$3,790,000	$3,654,731
PPF Funding, Inc., REIT, 5.35%, 2012 (n)	3,660,000	2,679,581
ProLogis, REIT, 5.5%, 2012	3,440,000	2,797,147
Simon Property Group, Inc., REIT, 4.6%, 2010	2,258,000	2,202,458

		$11,333,917
Restaurants - 0.4%
YUM! Brands, Inc., 8.875%, 2011	$2,910,000	$3,124,126

Retailers - 1.3%
Home Depot, Inc., 5.2%, 2011	$2,240,000	$2,282,555
Home Depot, Inc., FRN, 1.445%, 2009	770,000	762,427
J.C. Penney Corp., Inc., 8%, 2010	2,690,000	2,704,943

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - continued
Macy’s Retail Holdings, Inc., 5.35%, 2012	$1,510,000	$1,378,065
Staples, Inc., 7.75%, 2011	1,240,000	1,298,549
Wesfarmers Ltd., 6.998%, 2013 (n)	1,980,000	1,882,760

		$10,309,299
Supermarkets - 1.1%
Delhaize Group, 5.875%, 2014	$2,270,000	$2,301,094
Kroger Co., 5%, 2013	2,453,000	2,477,410
Safeway, Inc., 4.95%, 2010	984,000	1,008,140
Safeway, Inc., 6.5%, 2011	3,285,000	3,445,200

		$9,231,844
Supranational - 1.3%
Corporacion Andina de Fomento, 6.875%, 2012	$3,000,000	$3,005,031
European Investment Bank, 3%, 2014	3,730,000	3,680,962
Inter-American Development Bank, 3%, 2014	3,980,000	3,964,768

		$10,650,761
Telecommunications - Wireless - 0.7%
Sprint Nextel Corp., 7.625%, 2011	$1,850,000	$1,782,937
Vodafone Group PLC, 7.75%, 2010	3,700,000	3,837,507

		$5,620,444
Tobacco - 0.9%
Philip Morris Capital Corp., 7.5%, 2009	$3,040,000	$3,036,765
Philip Morris International, Inc., 4.875%, 2013	4,000,000	4,138,076

		$7,174,841
U.S. Government Agencies and Equivalents - 6.5%
American Express Co., 3.15%, 2011 (m)	$2,200,000	$2,259,363
Bank of America Corp., 2.1%, 2012 (m)	5,910,000	5,947,546
Citigroup, Inc., 2.875%, 2011 (m)	2,010,000	2,065,241
Fannie Mae, 4.25%, 2009	6,500,000	6,509,893
Fannie Mae, 6.375%, 2009	15,000,000	15,112,905
Farmer Mac, 5.5%, 2011 (n)	2,600,000	2,780,300
Freddie Mac, 2.875%, 2010	2,980,000	3,059,924
General Electric Capital Corp., 2.2%, 2012 (m)	1,690,000	1,700,578
Goldman Sachs Group, Inc., 3.25%, 2012 (m)	1,430,000	1,490,435
Pooled Funding Trust II, 2.625%, 2012 (m)(n)	3,430,000	3,434,757
Small Business Administration, 5.1%, 2016	2,136,189	2,224,938
Small Business Administration, 5.46%, 2016	1,807,377	1,896,722
Small Business Administration, 5.68%, 2016	1,453,475	1,532,744

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 5.94%, 2016	$1,381,945	$1,466,539
Small Business Administration, 5.37%, 2016	783,813	823,684

		$52,305,569
U.S. Treasury Obligations - 0.8%
U.S. Treasury Notes, TIPS, 0.875%, 2010 (f)	$6,674,544	$6,618,225

Utilities - Electric Power - 4.4%
Duke Energy Corp., 5.65%, 2013	$4,010,000	$4,121,879
EDP Finance B.V., 5.375%, 2012 (n)	2,200,000	2,262,194
Enel Finance International S.A., 5.7%, 2013 (n)	3,010,000	3,040,512
Exelon Generation Co. LLC, 6.95%, 2011	4,700,000	4,878,746
Georgia Power Co., 6%, 2013	1,120,000	1,216,425
HQI Transelec Chile S.A., 7.875%, 2011	2,670,000	2,767,132
NiSource Finance Corp., 7.875%, 2010	2,759,000	2,756,310
Oncor Electric Delivery Co., 5.95%, 2013 (n)	2,210,000	2,223,061
Pacific Gas & Electric Co., 4.2%, 2011	3,460,000	3,550,029
Progress Energy, Inc., 4.5%, 2010	1,880,000	1,921,003
Progress Energy, Inc., 6.05%, 2014	2,000,000	2,085,900
PSEG Power LLC, 7.75%, 2011	1,389,000	1,471,432
Southern Co., FRN, 1.951%, 2010	2,960,000	2,956,498

		$35,251,121
Utilities - Gas - 0.7%
Keyspan Corp., 7.625%, 2010	$3,491,000	$3,678,013
Sempra Energy, 7.95%, 2010	1,850,000	1,904,183

		$5,582,196
Total Bonds (Identified Cost, $775,421,547)		$739,039,587

Money Market Funds (v) - 5.7%
MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	45,404,335	$45,404,335
Total Investments (Identified Cost, $820,825,882)		$784,443,922

Other Assets, Less Liabilities - 2.3%		18,585,751
Net Assets - 100.0%		$803,029,673

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(m)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

20

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $78,250,798, representing 9.7% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ANZ National Ltd., 3.25%, 2012	3/26/09	$2,067,316	$2,066,333
Bayview Commercial Asset Trust, FRN, 0.748%, 2035	6/09/05	1,723,849	1,127,216
Bayview Commercial Asset Trust, FRN, 0.707%, 2036	2/23/06	1,484,445	811,844
Bayview Commercial Asset Trust, FRN, 1.8%, 2036	5/16/06	680,402	499,902
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.235%, 2040	3/01/06	1,402,996	617,318
Bosphorus Financial Services Ltd., FRN, 3.949%, 2012	3/08/05	1,275,000	1,101,642
Brascan Real Estate, CDO, FRN, 2.706%, 2040	9/14/04	1,526,000	152,600
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03-7/10/07	1,644,045	1,576,357
Commercial Mortgage Asset Trust, FRN, 1.096%, 2032	8/25/03	636,251	415,547
Emirate of Abu Dhabi, 5.5%, 2014	4/01/09	256,331	263,774
Gramercy Real Estate Ltd., CDO, FRN, 1.412%, 2035	6/21/05-1/18/07	2,337,273	864,767
Hana Bank, 6.5%, 2012	4/02/09-4/03/09	1,781,624	1,797,495
ING Bank N.V., 3.9%, 2014	3/12/09	3,693,010	3,673,930
Industrial Bank of Korea, 7.125%, 2014	4/16/09	2,028,580	2,007,928
LeasePlan Corp. N.V., 3%, 2012	4/28/09	1,599,568	1,599,377
Lloyds TSB Bank PLC, FRN, 2.207%, 2012	3/25/09	4,330,000	4,319,192
Macquarie Bank, 2.6%, 2012	4/17/09	1,873,235	1,869,538
Morgan Stanley Capital I, Inc., FRN, 1.516%, 2031	6/10/03	63,845	62,117
Mubadala Development Co., 5.75%, 2014	4/30/09	8,888,936	8,888,936
Nomura Asset Securities Corp., FRN, 9.938%, 2027	7/16/07	2,524,568	2,453,347
President & Fellows Harvard College, 5%, 2014	4/29/09	2,458,332	2,420,543
SABMiller PLC, 6.2%, 2011	1/09/09	1,046,634	1,057,011
Societe Financement de l’ Economie, 3.375%, 2014	4/23/09	6,813,529	6,863,153
State of Qatar, 5.15%, 2014	4/02/09	1,586,570	1,623,730
Swedbank AB, 2.8%, 2012	4/14/09	782,717	778,046
Total Restricted Securities			$48,911,643
% of Net Assets			6.1%

21

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Futures Contracts Outstanding at 4/30/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	68	$7,965,563	Jun-09	$18,356

Swap Agreements at 4/30/09

Expiration	Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay		Fair Value
Asset Derivatives
Credit Default Swaps
3/20/14	USD 1,460,000	Morgan Stanley	(1)	1.75% (fixed rate	)	$14,824
Liability Derivatives
Credit Default Swaps
12/20/13	USD 1,720,000	JPMorgan Chase Bank	(2)	0.78% (fixed rate	)	$(3,498)

						$11,326

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Weyerhauser Corp., 7.125%, 7/15/23.
(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Arrow Electronics Inc., 6.875%, 6/1/18.

At April 30, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $775,421,547)	$739,039,587
Underlying funds, at cost and value	45,404,335
Total investments, at value (identified cost, $820,825,882)	$784,443,922
Receivables for
Daily variation margin on open futures contracts	1,063
Fund shares sold	47,326,609
Interest	7,485,214
Swaps, at value	14,824
Receivable from investment adviser	54,176
Other assets	7,772
Total assets	$839,333,580
Liabilities
Payables for
Distributions	$559,406
Investments purchased	33,006,128
Fund shares reacquired	2,353,642
Swaps, at value	3,498
Payable to affiliates
Management fee	17,504
Shareholder servicing costs	150,725
Distribution and service fees	40,378
Administrative services fee	900
Program manager fees	90
Payable for independent trustees’ compensation	12,009
Accrued expenses and other liabilities	159,627
Total liabilities	$36,303,907
Net assets	$803,029,673
Net assets consist of
Paid-in capital	$959,474,330
Unrealized appreciation (depreciation) on investments	(36,352,278)
Accumulated net realized gain (loss) on investments	(118,406,981)
Accumulated distributions in excess of net investment income	(1,685,398)
Net assets	$803,029,673
Shares of beneficial interest outstanding	136,241,159

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$531,374,166	90,088,163	$5.90
Class B	50,393,634	8,574,448	5.88
Class C	121,611,782	20,637,519	5.89
Class I	76,526,497	13,017,298	5.88
Class R1	1,045,564	177,895	5.88
Class R2	4,982,850	845,123	5.90
Class R3	576,922	97,869	5.89
Class R4	55,262	9,368	5.90
Class 529A	8,851,611	1,501,228	5.90
Class 529B	1,355,172	230,864	5.87
Class 529C	6,256,213	1,061,384	5.89

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all shares classes, except for Class A and Class 529A, for which the maximum offering price per share was $6.05 and $6.05, respectively.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$32,718,328
Dividends from underlying funds	628,141
Total investment income		$33,346,469
Expenses
Management fee	$2,678,861
Distribution and service fees	1,968,355
Program manager fees	12,852
Shareholder servicing costs	1,188,385
Administrative services fee	124,225
Independent trustees’ compensation	23,802
Custodian fee	101,956
Shareholder communications	156,043
Auditing fees	53,790
Legal fees	18,055
Miscellaneous	185,483
Total expenses		$6,511,807
Fees paid indirectly	(2,492)
Reduction of expenses by investment adviser and distributor	(935,874)
Net expenses		$5,573,441
Net investment income		$27,773,028
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(8,036,819)
Futures contracts	(1,668,705)
Swap transactions	(1,248,482)
Net realized gain (loss) on investments		$(10,954,006)
Change in unrealized appreciation (depreciation)
Investments	$(27,200,835)
Futures contracts	(84,817)
Swap transactions	1,230,816
Net unrealized gain (loss) on investments		$(26,054,836)
Net realized and unrealized gain (loss) on investments		$(37,008,842)
Change in net assets from operations		$(9,235,814)

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 4/30
	2009	2008
Change in net assets
From operations
Net investment income	$27,773,028	$30,301,419
Net realized gain (loss) on investments	(10,954,006)	(8,167,741)
Net unrealized gain (loss) on investments	(26,054,836)	(3,754,661)
Change in net assets from operations	$(9,235,814)	$18,379,017
Distributions declared to shareholders
From net investment income	$(31,201,753)	$(34,609,151)
Change in net assets from fund share transactions	$140,592,329	$(36,118,702)
Total change in net assets	$100,154,762	$(52,348,836)
Net assets
At beginning of period	702,874,911	755,223,747
At end of period (including accumulated undistributed (distributions in excess of) net investment income of ($1,685,398) and $29,983, respectively)	$803,029,673	$702,874,911

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular class if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.28	$6.43	$6.38	$6.50	$6.68
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.28	$0.28	$0.24	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)	(0.12)	0.07	(0.09)	(0.12)
Total from investment operations	$(0.09)	$0.16	$0.35	$0.15	$0.10
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.30)	$(0.27)	$(0.28)
Net asset value, end of period	$5.90	$6.28	$6.43	$6.38	$6.50
Total return (%) (r)(s)(t)	(1.41)	2.61	5.65	2.32	1.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.79	0.80	0.82	0.80
Expenses after expense reductions (f)	0.69	0.64	0.65	0.67	0.65
Net investment income	4.26	4.34	4.38	3.74	3.39
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$531,374	$373,587	$388,086	$345,689	$422,096

See Notes to Financial Statements

26

Financial Highlights – continued

Class B	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.26	$6.40	$6.36	$6.47	$6.66
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	$0.23	$0.19	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	(0.11)	0.06	(0.08)	(0.13)
Total from investment operations	$(0.14)	$0.12	$0.29	$0.11	$0.04
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.25)	$(0.22)	$(0.23)
Net asset value, end of period	$5.88	$6.26	$6.40	$6.36	$6.47
Total return (%) (r)(s)(t)	(2.17)	1.94	4.70	1.69	0.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.57	1.59	1.57
Expenses after expense reductions (f)	1.44	1.42	1.42	1.44	1.42
Net investment income	3.57	3.58	3.62	2.97	2.62
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$50,394	$76,246	$119,976	$103,406	$151,997

Class C	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.28	$6.42	$6.38	$6.49	$6.67
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.22	$0.22	$0.19	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	(0.10)	0.07	(0.09)	(0.13)
Total from investment operations	$(0.15)	$0.12	$0.29	$0.10	$0.04
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.25)	$(0.21)	$(0.22)
Net asset value, end of period	$5.89	$6.28	$6.42	$6.38	$6.49
Total return (%) (r)(s)(t)	(2.42)	1.90	4.60	1.61	0.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.64	1.66	1.67	1.65
Expenses after expense reductions (f)	1.54	1.49	1.51	1.52	1.50
Net investment income	3.39	3.50	3.53	2.89	2.55
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$121,612	$69,420	$81,986	$81,144	$140,467

See Notes to Financial Statements

27

Financial Highlights – continued

Class I	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.26	$6.40	$6.36	$6.48	$6.66
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.29	$0.29	$0.25	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	(0.11)	0.06	(0.09)	(0.12)
Total from investment operations	$(0.08)	$0.18	$0.35	$0.16	$0.11
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.31)	$(0.28)	$(0.29)
Net asset value, end of period	$5.88	$6.26	$6.40	$6.36	$6.48
Total return (%) (r)(s)	(1.29)	2.91	5.65	2.46	1.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.64	0.65	0.67	0.66
Expenses after expense reductions (f)	0.54	0.49	0.50	0.52	0.51
Net investment income	4.50	4.50	4.51	3.90	3.53
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$76,526	$163,725	$151,568	$127,926	$110,059

Class R1	Years ended 4/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$6.26	$6.40	$6.35	$6.47	$6.46
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.22	$0.18	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	(0.11)	0.07	(0.10)	0.02	(g)
Total from investment operations	$(0.14)	$0.11	$0.29	$0.08	$0.03
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.24)	$(0.20)	$(0.02)
Net asset value, end of period	$5.88	$6.26	$6.40	$6.35	$6.47
Total return (%) (r)(s)	(2.27)	1.80	4.66	1.30	0.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.72	1.84	1.87	2.07	(a)
Expenses after expense reductions (f)	1.54	1.57	1.60	1.66	1.92	(a)
Net investment income	3.45	3.41	3.42	2.79	2.28	(a)
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$1,046	$909	$267	$123	$50

See Notes to Financial Statements

28

Financial Highlights – continued

Class R2	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.28	$6.42	$6.38	$6.50	$6.68
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.24	$0.25	$0.22	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	(0.09)	0.07	(0.10)	(0.12)
Total from investment operations	$(0.11)	$0.15	$0.32	$0.12	$0.07
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.28)	$(0.24)	$(0.25)
Net asset value, end of period	$5.90	$6.28	$6.42	$6.38	$6.50
Total return (%) (r)(s)	(1.66)	2.41	5.07	1.87	1.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.22	1.38	1.41	1.42
Expenses after expense reductions (f)	0.93	0.97	1.05	1.09	1.17
Net investment income	4.05	3.98	3.98	3.36	2.88
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$4,983	$5,768	$1,154	$269	$156

Class R3	Years ended 4/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$6.28	$6.43	$6.38	$6.50	$6.49
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.26	$0.27	$0.22	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	(0.11)	0.07	(0.09)	0.01	(g)
Total from investment operations	$(0.11)	$0.15	$0.34	$0.13	$0.03
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.29)	$(0.25)	$(0.02)
Net asset value, end of period	$5.89	$6.28	$6.43	$6.38	$6.50
Total return (%) (r)(s)	(1.68)	2.40	5.39	2.06	0.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.98	1.05	1.07	1.27	(a)
Expenses after expense reductions (f)	0.78	0.83	0.90	0.92	1.12	(a)
Net investment income	4.20	4.15	4.13	3.60	3.13	(a)
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$577	$941	$494	$260	$50

See Notes to Financial Statements

29

Financial Highlights – continued

Class R4	Years ended 4/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$6.28	$6.43	$6.38	$6.50	$6.49
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.28	$0.28	$0.24	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	(0.11)	0.08	(0.09)	0.01	(g)
Total from investment operations	$(0.08)	$0.17	$0.36	$0.15	$0.03
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.31)	$(0.27)	$(0.02)
Net asset value, end of period	$5.90	$6.28	$6.43	$6.38	$6.50
Total return (%) (r)(s)	(1.26)	2.69	5.71	2.37	0.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.71	0.76	0.77	0.97	(a)
Expenses after expense reductions (f)	0.54	0.56	0.61	0.62	0.82	(a)
Net investment income	4.44	4.42	4.41	3.80	3.45	(a)
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$55	$56	$54	$51	$50

Class 529A	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.28	$6.42	$6.38	$6.50	$6.68
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.25	$0.25	$0.22	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	(0.10)	0.07	(0.09)	(0.12)
Total from investment operations	$(0.10)	$0.15	$0.32	$0.13	$0.08
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.29)	$(0.28)	$(0.25)	$(0.26)
Net asset value, end of period	$5.90	$6.28	$6.42	$6.38	$6.50
Total return (%) (r)(s)(t)	(1.60)	2.42	5.12	1.96	1.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.23	1.26	1.27	1.27
Expenses after expense reductions (f)	0.87	0.98	1.00	1.02	1.02
Net investment income	4.10	4.00	4.02	3.41	3.03
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$8,852	$6,373	$4,467	$2,868	$2,300

See Notes to Financial Statements

30

Financial Highlights – continued

Class 529B	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.25	$6.39	$6.35	$6.47	$6.65
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	$0.21	$0.17	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	(0.10)	0.07	(0.09)	(0.12)
Total from investment operations	$(0.15)	$0.11	$0.28	$0.08	$0.03
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.24)	$(0.20)	$(0.21)
Net asset value, end of period	$5.87	$6.25	$6.39	$6.35	$6.47
Total return (%) (r)(s)(t)	(2.29)	1.76	4.47	1.26	0.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.79	1.78	1.86	1.84
Expenses after expense reductions (f)	1.55	1.64	1.63	1.71	1.69
Net investment income	3.46	3.36	3.39	2.71	2.35
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$1,355	$989	$1,046	$682	$704

Class 529C	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.28	$6.42	$6.38	$6.49	$6.67
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.21	$0.17	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	(0.11)	0.06	(0.08)	(0.12)
Total from investment operations	$(0.16)	$0.10	$0.27	$0.09	$0.03
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.23)	$(0.20)	$(0.21)
Net asset value, end of period	$5.89	$6.28	$6.42	$6.38	$6.49
Total return (%) (r)(s)(t)	(2.52)	1.66	4.34	1.35	0.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.88	1.90	1.92	1.91
Expenses after expense reductions (f)	1.64	1.73	1.75	1.77	1.76
Net investment income	3.34	3.25	3.27	2.66	2.29
Portfolio turnover	27	21	33	25	35
Net assets at end of period (000 omitted)	$6,256	$4,861	$3,719	$2,157	$1,820

See Notes to Financial Statements

31

Financial Highlights – continued

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

32

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Limited Maturity Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

33

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs

34

Notes to Financial Statements – continued

(including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of April 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$45,404,335	$739,039,587	$—	$784,443,922
Other Financial Instruments	$18,356	$11,326	$—	$29,682

In April 2009, FASB Staff Position (FSP) 157-4 was issued and is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Management is evaluating the application of the FSP to the fund, and believes the impact resulting from the adoption of this FSP will be limited to expanded disclosure in the fund’s financial statements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative

35

Notes to Financial Statements – continued

contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and believes the impact resulting from the adoption of this Standard will be limited to expanded disclosure in the funds’ financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly,

36

Notes to Financial Statements – continued

in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation

37

Notes to Financial Statements – continued

default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by

38

Notes to Financial Statements – continued

the fund. This amount, for the year ended April 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/09	4/30/08
Ordinary income (including any short-term capital gains)	$31,201,753	$34,609,151

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/09
Cost of investments	$826,542,782
Gross appreciation	9,818,199
Gross depreciation	(51,917,059)
Net unrealized appreciation (depreciation)	$(42,098,860)
Undistributed ordinary income	$974,431
Capital loss carryforwards	(105,743,744)
Post-October capital loss deferral	(6,932,527)
Other temporary differences	(2,643,957)

39

Notes to Financial Statements – continued

As of April 30, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/11	$(18,880,791)
4/30/12	(15,641,631)
4/30/13	(18,655,874)
4/30/14	(16,764,678)
4/30/15	(11,871,035)
4/30/16	(12,189,538)
4/30/17	(11,740,197)
$(105,743,744)

The availability of a portion of the capital loss carryforwards, which were acquired on November 17, 2006 in connection with the MFS Government Limited Maturity Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and 529B shares will convert to Class A and 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders by class are as follows:

From net investment income

	Year ended
	4/30/09	4/30/08
Class A	$17,919,803	$18,731,267
Class B	2,464,275	4,069,973
Class C	2,902,636	3,067,928
Class I	7,058,293	8,054,687
Class R (b)	—	64,892
Class R1	35,548	26,625
Former Class R2 (b)	—	17,476
Class R2	236,448	117,789
Class R3	33,318	33,230
Class R4	2,701	2,767
Class 529A	312,652	230,613
Class 529B	43,881	40,057
Class 529C	192,198	151,847
Total	$31,201,753	$34,609,151

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

40

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS had agreed to reduce the management fee to 0.25% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended April 30, 2009, this waiver amounted to $826,285 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended April 30, 2009 was equivalent to an annual effective rate of 0.28% of the fund’s average daily net assets.

Effective March 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August, 31, 2010. For the year ended April 30, 2009, this reduction amounted to $93,743 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $67,967 and $1,412 for the year ended April 30, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

41

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$560,547
Class B	0.75%	0.25%	1.00%	0.90%	549,644
Class C	0.75%	0.25%	1.00%	1.00%	739,202
Class R1	0.75%	0.25%	1.00%	1.00%	9,016
Class R2	0.25%	0.25%	0.50%	0.40%	25,986
Class R3	—	0.25%	0.25%	0.25%	1,786
Class 529A	—	0.25%	0.25%	0.23%	22,331
Class 529B	0.75%	0.25%	1.00%	0.90%	10,008
Class 529C	0.75%	0.25%	1.00%	1.00%	49,835
Total Distribution and Service Fees					$1,968,355

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2009 based on each class’ average daily net assets. 0.15% of the Class A service fee is currently being paid by the fund. Payment of the remaining 0.10% of the Class A service fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2009, the 0.10% Class A distribution fee was eliminated. Prior to March 1, 2009, payment of the 0.10% annual Class A distribution fee was not in effect. 0.10% of the Class 529A service fee is currently being waived under a written waiver arrangement through August 31, 2009. For the year ended April 30, 2009, this waiver amounted to $6,760 and is reflected as a reduction of total expenses in the Statement of Operations. Effective March 1, 2009, the 0.25% Class 529A distribution fee was eliminated. Prior to March 1, 2009, 0.10% of the Class 529A distribution fee was paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee was not in effect. For one year from the date of sale of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares are subject to the 0.25% annual Class B and Class 529B service fee. On assets attributable to all other Class B and Class 529B shares, 0.15% of the Class B and Class 529B service fee is currently in effect and the remaining portion of the Class B and Class 529B service fee is not in effect but may be implemented on such date as the fund’s Board of Trustees may determine. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver arrangement through August 31, 2009. For the year April 30, 2009, this waiver amounted to $5,197 and is reflected as a reduction of total expenses in the Statement of Operations.

42

Notes to Financial Statements – continued

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2009, were as follows:

Amount
Class A	$8,978
Class B	72,172
Class C	20,468
Class 529B	264
Class 529C	22

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2009, were as follows:

Amount
Class 529A	$6,760
Class 529B	1,109
Class 529C	4,983
Total Program Manager Fees	$12,852

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2009, the fee was $521,883, which equated to 0.0778% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $466,699.

43

Notes to Financial Statements – continued

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended April 30, 2009, these costs for the fund amounted to $199,803 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended April 30, 2009 was equivalent to an annual effective rate of 0.0185% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

For certain independent Trustees who retired on or before December 31, 2001, the fund has an unfunded, defined benefit plan which resulted in a pension expense of $1,078. This amount is included in independent trustees’ compensation for the year ended April 30, 2009. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $11,874 at April 30, 2009, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2009, the aggregate fees paid by the

44

Notes to Financial Statements – continued

fund to Tarantino LLC and Griffin Compliance LLC were $7,452 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,889, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$18,048,723	$12,669,397
Investments (non-U.S. Government securities)	$270,769,453	$160,763,183

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/09		Year ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	55,659,692	$327,147,068	19,586,463	$124,631,049
Class B	1,292,979	7,594,928	799,554	5,071,429
Class C	13,573,031	79,470,527	2,156,372	13,710,669
Class I	3,389,149	19,954,495	3,562,606	22,558,152
Class R (b)	—	—	253,373	1,613,968
Class R1	115,198	681,476	136,037	863,574
Former Class R2 (b)	—	—	83,077	527,174
Class R2	380,244	2,267,883	803,787	5,082,521
Class R3	36,432	218,339	128,198	813,993
Class R4	25	147	33	203
Class 529A	966,386	5,715,204	584,867	3,710,212
Class 529B	105,271	613,343	46,339	293,015
Class 529C	644,734	3,812,950	380,469	2,411,043
	76,163,141	$447,476,360	28,521,175	$181,287,002

45

Notes to Financial Statements – continued

	Year ended 4/30/09		Year ended 4/30/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,229,458	$ 13,283,459	2,231,120	$14,219,173
Class B	317,093	1,887,780	501,203	3,182,153
Class C	307,589	1,828,531	305,453	1,945,095
Class I	1,185,082	7,058,293	1,269,594	8,054,687
Class R (b)	—	—	7,280	46,517
Class R1	5,954	35,385	3,895	24,686
Former Class R2 (b)	—	—	2,618	16,582
Class R2	33,564	200,175	16,711	106,296
Class R3	5,558	33,318	4,976	31,673
Class R4	453	2,700	402	2,563
Class 529A	52,072	309,942	35,100	223,503
Class 529B	7,354	43,471	6,296	39,901
Class 529C	32,110	190,947	23,335	148,490
	4,176,287	$24,874,001	4,407,983	$28,041,319
Shares reacquired
Class A	(27,246,012)	$(162,121,969)	(22,752,586)	$(144,817,122)
Class B	(5,217,427)	(31,113,071)	(7,866,918)	(49,859,287)
Class C	(4,301,713)	(25,601,244)	(4,173,490)	(26,550,120)
Class I	(17,709,928)	(103,217,162)	(2,355,598)	(14,924,145)
Class R (b)	—	—	(607,424)	(3,849,562)
Class R1	(88,555)	(516,320)	(36,379)	(230,435)
Former Class R2 (b)	—	—	(113,140)	(706,439)
Class R2	(487,198)	(2,901,547)	(81,658)	(519,316)
Class R3	(93,942)	(558,672)	(60,273)	(383,851)
Class 529A	(531,857)	(3,167,482)	(300,773)	(1,912,522)
Class 529B	(39,937)	(233,594)	(58,140)	(367,132)
Class 529C	(389,908)	(2,326,971)	(208,751)	(1,327,092)
	(56,106,477)	$(331,758,032)	(38,615,130)	$(245,447,023)

46

Notes to Financial Statements – continued

	Year ended 4/30/09		Year ended 4/30/08
	Shares	Amount	Shares	Amount
Net change
Class A	30,643,138	$178,308,558	(935,003)	$(5,966,900)
Class B	(3,607,355)	(21,630,363)	(6,566,161)	(41,605,705)
Class C	9,578,907	55,697,814	(1,711,665)	(10,894,356)
Class I	(13,135,697)	(76,204,374)	2,476,602	15,688,694
Class R (b)	—	—	(346,771)	(2,189,077)
Class R1	32,597	200,541	103,553	657,825
Former Class R2 (b)	—	—	(27,445)	(162,683)
Class R2	(73,390)	(433,489)	738,840	4,669,501
Class R3	(51,952)	(307,015)	72,901	461,815
Class R4	478	2,847	435	2,766
Class 529A	486,601	2,857,664	319,194	2,021,193
Class 529B	72,688	423,220	(5,505)	(34,216)
Class 529C	286,936	1,676,926	195,053	1,232,441
	24,232,951	$140,592,329	(5,685,972)	$(36,118,702)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund was the owner of record of approximately 8% of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund and the MFS Lifetime 2010 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus 1.25%. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, currently at a rate

47

Notes to Financial Statements – continued

equal to the Federal Reserve funds rate plus 0.30%. For the year ended April 30, 2009, the fund’s commitment fee and interest expense were $6,660 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	45,510,098	273,166,067	(273,271,830)	45,404,335

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$628,141	$45,404,335

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2009

49

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

50

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

51

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

52

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

53

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

54

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
James Calmas

55

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

56

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and	c/o Boston Financial Data Services
literature	30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
Investment professionals
1-800-343-2829
Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Municipal Limited Maturity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

4/30/09

MTL-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	15.8%
General Obligations – Schools	10.9%
Water & Sewer Utility Revenue	10.1%
Universities – Colleges	9.6%
General Obligations – General Purpose	8.0%

Credit quality of bonds (r)
AAA	22.0%
AA	35.5%
A	21.9%
BBB	17.5%
BB	0.4%
Not Rated	2.7%

Portfolio facts
Average Duration (d)(i)	3.9
Effective Maturity (i)(m)	4.9 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AA-
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 4/30/09.

Percentages are based on net assets as of 4/30/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2009, Class A shares of the MFS Municipal Limited Maturity Fund provided a total return of 3.99%, at net asset value. This compares with returns of 6.06% and 7.26% for the fund’s benchmarks, the Barclays Capital 3-Year Municipal Bond Index (3-Year Index) and the Barclays Capital 5-Year Municipal Bond Index (5-Year Index), respectively.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan Chase; the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac; the bankruptcy of investment bank Lehman Brothers; the Fed’s complex intervention of insurance company AIG; the nationalization of several large European banks; the failure of Washington Mutual; the distressed sale of Wachovia; the virtual failure of Iceland’s banking sector; and, the collapse of the global auto industry. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

While somewhat resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic decline, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. However, by the end of the period there emerged tentative signs that the worst of the global macroeconomic deterioration had passed, which caused equity and credit markets to rally.

During the reporting period, the Fed cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. government designed and implemented fiscal stimulus packages. Although several other global central banks also cut interest rates during the early part of the reporting period, the dilemma of rising energy and food prices heightened concerns among central bankers that

3

Management Review – continued

inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did rapidly slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated interest rate cut marked the beginning of much more aggressive easing by the major global central banks. By the end of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.

The twelve months ended April 30, 2009 was a challenging period for the municipal bond market. Beginning in the second half of 2007 and continuing into the first eight months of the fiscal year, the municipal bond market faced an unprecedented number of challenges which led to a broad-based decline in bond prices, a corresponding increase in yields, and a significant increase in spreads between higher-rated securities and lower-rated or non-rated securities. Among the many factors leading to the decline in prices and the widening in credit spreads was the credit downgrade of monoline bond insurers from their AAA rating by at least one of the major credit rating services. This decline in credit rating led to an unwind in leverage by non-traditional participants in the municipal bond market which, when combined with a general deterioration in credit quality, led to a widening of credit spreads between higher-rated and lower-rated securities and, finally, significant redemptions by investors out of municipal bond mutual funds. However, after the turn of the calendar year, the supply-demand imbalance shifted. Mutual funds began to experience inflows and direct retail buying reemerged. These factors, combined with a decline in the pace of leverage unwinds and expectations that the market provisions contained within the American Reinvestment and Recovery Act would provide support for the municipal market, led to a significant rebound in prices and a decline in yields. During the fiscal year ending 4/30/2009, yields on AAA rated municipal bonds maturing in 10 years declined by 55 basis points, from 3.75% to 3.20%.

Factors that Affected Performance

Relative to the 3-Year Index, the fund’s greater exposure to bonds in the health care and tobacco sectors, and lower exposure to strong-performing general obligation and pre-refunded securities dampened relative results. Health care and tobacco bonds underperformed the broader market due to concerns over declining credit quality. Conversely, general obligation bonds performed better than the broad market; the general obligation sector is generally a higher average credit quality sector. Pre-refunded securities, which are backed by escrowed U.S. Treasury securities, were the best-performing sector as they effectively have negligible credit risk.

4

Management Review – continued

An underweighted exposure to “AA” rated (s) securities, and overweighted exposure to “A” and “BBB” rated securities also held back results due to the widening of credit spreads between higher quality rated securities and lower quality “A” and “BBB” rated securities.

The fund benefited from a longer duration (d) stance, as interest rates declined and prices rose over the course of the fiscal year. Security selection was a positive factor for performance, with particularly strong results coming from holdings of bonds with credit enhancements.

Relative to the 5-Year Index, the fund’s greater exposure to bonds with credit enhancements, the health care and tobacco sectors, and relative underweighted exposure to the general obligations and pre-refunded sectors, also held back relative performance. Health care and tobacco bonds underperformed the broader market due to concerns over declining credit quality. Conversely, general obligation bonds performed better than the broad market; the general obligation sector is generally a higher average credit quality sector. Pre-refunded securities, which are backed by escrowed U.S. Treasury securities, were the best-performing sector as they effectively have negligible credit risk.

The fund’s underweighted exposure to “AAA” and “AA” rated, and overweighted exposure to “A” and “BBB” rated bonds hurt relative results due to the widening of credit spreads between higher quality rated securities and lower quality “A” and “BBB” rated securities.

Positioning along the yield curve (y) hindered relative results. The fund was overweight securities with durations between 0 – 4 years and between 8 – 11 years. Bonds within these sectors of the curve underperformed the return of the broad index, thus detracting from overall returns.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	3/17/92	3.99%	2.98%	3.56%
B	9/07/93	3.22%	2.20%	2.78%
C	7/01/94	3.11%	2.11%	2.69%
Comparative benchmarks
Barclays Capital 3 – Year Municipal Bond Index (f)		6.06%	3.79%	4.15%
Barclays Capital 5 – Year Municipal Bond Index (f)		7.26%	4.40%	4.76%
Average annual with sales charge
A With Initial Sales Charge (2.50%)		1.39%	2.46%	3.30%
B With CDSC (Declining over six years from 4% to 0%) (x)		(0.78)%	1.84%	2.78%
C With CDSC (1% for 12 months) (x)		2.11%	2.11%	2.69%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Barclays Capital 3-Year Municipal Bond Index (formerly known as Lehman Brothers 3-Year Municipal Bond Index) – a market capitalization-weighted index that measures the performance of the medium-term (2 to 4 years) tax-exempt bond market.

Barclays Capital 5-Year Municipal Bond Index (formerly known as Lehman Brothers 5-Year Municipal Bond Index) – a market capitalization-weighted index that measures the performance of the medium-term (4 to 6 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2008 through April 30, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2008 through April 30, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/08	Ending Account Value 4/30/09	Expenses Paid During Period (p) 11/01/08-4/30/09
A	Actual	0.65%	$1,000.00	$1,053.15	$3.31
	Hypothetical (h)	0.65%	$1,000.00	$1,021.57	$3.26
B	Actual	1.38%	$1,000.00	$1,049.43	$7.01
	Hypothetical (h)	1.38%	$1,000.00	$1,017.95	$6.90
C	Actual	1.50%	$1,000.00	$1,048.70	$7.62
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.70%, 1.44%, and 1.55% for Classes A, B, and C shares, respectively; the actual expenses paid during the period would have been approximately $3.56, $7.32, and $7.87 for Classes A, B, and C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $3.51, $7.20, and $7.75 for Classes A, B, and C shares, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

9

PORTFOLIO OF INVESTMENTS

4/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.1%
Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 3.2%
Atlanta, GA, Airport Rev., “A”, FSA, 5.375%, 2015	$1,000,000	$1,039,330
Chicago, IL, O’Hare International Airport Rev., “A-2”, FSA, 5.25%, 2013	1,500,000	1,540,985
Dallas Fort Worth, TX, International Airport, “A”, AMBAC, 6%, 2013	1,000,000	1,057,020
Long Beach, CA, Harbor Rev., “A”, FGIC, 5%, 2015	1,000,000	1,016,860
Massachusetts Port Authority Rev., “A”, 5.75%, 2010	175,000	182,352
Metropolitan Nashville, TN, Airport Authority Rev., “A”, ASSD GTY, 4.5%, 2014	1,500,000	1,562,220
New York, NY, Industrial Development Agency (Terminal One Group Assn.), 5.5%, 2014	1,000,000	1,006,440
Rhode Island Economic Development Corp., Airport Rev., “A”, FGIC, 5%, 2012	750,000	769,080
San Francisco, CA, City & County Airports Commission, International Airport Rev., 5.5%, 2019 (a)	500,000	510,860

		$8,685,147
General Obligations - General Purpose - 7.9%
Boston, MA, “A”, 5%, 2011	$1,000,000	$1,066,870
Cambridge, MA, “C”, 5%, 2011	1,070,000	1,164,759
Chandler, AZ, 5%, 2022	1,000,000	1,097,690
Columbus, OH, 5.25%, 2011	705,000	755,274
Commonwealth of Massachusetts Consolidated Loan, “A”, 6%, 2010 (c)	310,000	324,858
Commonwealth of Massachusetts Consolidated Loan, “A”, 5%, 2016	1,000,000	1,127,130
Commonwealth of Puerto Rico, “A”, 5%, 2010	1,000,000	1,001,600
Henry County, GA, 5%, 2014	1,080,000	1,233,392
Mecklenburg County, NC, “A”, 5%, 2013	1,115,000	1,274,668
New York, NY, “A”, 5.25%, 2012	265,000	285,371
New York, NY, “B”, 5.75%, 2011	375,000	395,910
New York, NY, “C”, 5.25%, 2009	250,000	252,708
New York, NY, “G”, 5.5%, 2009	670,000	677,651
New York, NY, “G”, ETM, 5.5%, 2009 (c)	110,000	111,351
New York, NY, “K”, 5%, 2009 (c)	5,000	5,105
New York, NY, “K”, 5%, 2010	365,000	371,070
Oakland, CA, “A”, FGIC, 5%, 2010	820,000	843,616
St. Clair County, IL, FGIC, 5.625%, 2012	500,000	517,860
State of California, 5%, 2011	2,250,000	2,363,153
State of Georgia, “D”, 5.25%, 2011	1,500,000	1,657,845

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - General Purpose - continued
State of Maryland, “A”, 5.5%, 2011	$1,500,000	$1,649,400
State of Maryland, “A”, 5.25%, 2013	1,450,000	1,652,957
State of Wisconsin, 5.125%, 2011	400,000	435,704
State of Wisconsin, “1”, MBIA, 5%, 2017	500,000	546,740
Taylor, MI, Building Authority, AMBAC, 5.5%, 2010	500,000	516,315

		$21,328,997
General Obligations - Improvement - 2.7%
Kauai County, HI, “A”, FGIC, 6.25%, 2010 (c)	$375,000	$401,449
New Orleans, LA, Certificate of Indebtedness, FSA, 5.5%, 2010	500,000	533,220
Oak Ridge, TN, AMBAC, 5%, 2012	300,000	318,714
Pittsburgh, PA, “A-1”, 5%, 2013	1,000,000	1,096,620
Pittsburgh, PA, “N”, FSA, 5.25%, 2015	1,000,000	1,088,380
State of South Carolina, “A”, 5%, 2011	1,000,000	1,067,730
Washington, MD, Suburban Sanitation District, 5%, 2013	2,450,000	2,790,599

		$7,296,712
General Obligations - Schools - 10.8%
Arizona School Facilities, Board Rev., 5.5%, 2011 (c)	$1,000,000	$1,097,290
Bastrop, TX, Independent School District Capital Appreciation, “N”, PSF, 0%, 2020	1,000,000	618,420
Bloomington, MN, Independent School District, “B”, 5.25%, 2011 (j)	500,000	515,070
Byron Center, MI, Public Schools, Q-SBLF, 5%, 2011	600,000	640,140
Carrollton, TX, Farmers Branch, Independent School District, PSF, 5.5%, 2011	1,000,000	1,075,760
Clackamas County, OR, School District, 6%, 2010 (c)	315,000	334,243
Clark County, NV, School District, 5%, 2017	2,845,000	3,030,153
Dallas, TX, Independent School District, PSF, 5.25%, 2018	795,000	935,461
Ennis, TX, Independent School District Capital Appreciation, “N”, PSF, 0%, 2021	2,865,000	1,654,652
Fayette County, GA, School District, FSA, 0% to 2010, 4.15% to 2014	710,000	720,863
Fayette County, GA, School District, FSA, 0% to 2010, 4.35% to 2016	355,000	359,114
Ferndale, MI, School District, Q-SBLF, 5.5%, 2013	1,115,000	1,218,963
Florida Board of Education, Lottery Rev., “B”, FGIC, 5.5%, 2010 (c)	150,000	160,248
Forsyth County, GA, 6%, 2010 (c)	1,000,000	1,055,200
Houston, TX, Independent School District, FSA, 5%, 2015	1,120,000	1,281,101
Kansas City, MO, School District Building Corp., FGIC, 5%, 2012	1,280,000	1,322,214
Kansas City, MO, School District Building Corp., “A”, ETM, FGIC, 5%, 2012 (c)	170,000	186,723
Klein, TX, Independent School District, “A”, PSF, 5%, 2021	1,000,000	1,112,480
Los Angeles, CA, Community College District, “E”, FSA, 5%, 2022	1,000,000	1,051,980
Northside, TX, Independent School District, PSF, 5.5%, 2016	850,000	897,388
Norwin, PA, School District, FGIC, 6%, 2010 (c)	250,000	262,335

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Pflugerville, TX, Independent School District, PSF, 5%, 2024	$1,000,000	$1,070,360
Plano, TX, Independent School District, “A”, 5%, 2017	1,000,000	1,153,520
Round Rock, TX, Independent School District, PSF, 6.5%, 2010 (c)	500,000	537,455
Round Rock, TX, Independent School District, PSF, 5.375%, 2012	570,000	639,945
Salt Lake City, UT, School District, “B”, 5%, 2013	1,040,000	1,174,701
San Marcos, TX, Consolidated Independent School District, 5.25%, 2014 (c)	1,000,000	1,169,530
Shelby County, TN, Public Improvement & Schools, “A”, FSA, 5%, 2014	1,500,000	1,707,330
Twin Rivers, CA, Unified School District, 0%, 2014	750,000	569,003
Washington County, OR, School District, FSA, 5.25%, 2018	1,000,000	1,140,500
Westerville, OH, City School District, MBIA, 5.5%, 2011 (c)	300,000	327,747

		$29,019,889
Healthcare Revenue - Hospitals - 15.6%
Alabama Healthcare Authority Rev. (Baptist Health), “A”, 6%, 2036 (a)	$1,800,000	$1,797,984
Alaska Industrial Development & Export Auth Rev. (Greater Fairbanks Community Hospital), “A”, FSA, 5%, 2012	1,000,000	1,044,160
Arizona Health Facilities Authority Rev. (Banner Health System), “D”, 5%, 2010	600,000	612,366
Butler County, PA, Hospital Authority Rev. (Butler Health System), 5.375%, 2017	1,465,000	1,469,205
California Health Facilities Financing Authority Rev. (Providence Health), 4%, 2010	1,500,000	1,536,300
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “I”, 4.95%, 2026 (a)	3,000,000	3,013,350
California Statewide Communities Development Authority Rev. (Daughters of Charity), 5.25%, 2011	1,865,000	1,849,912
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 5%, 2010	550,000	555,924
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 5%, 2011	575,000	580,606
East Alabama Healthcare Authority Rev., Health Care Facilities, “B”, 4.75%, 2013	1,400,000	1,390,746
Illinois Finance Authority Rev. (Advocate Healthcare), “A”, 3.875%, 2030 (a)	500,000	503,295
Illinois Finance Authority Rev. (Central DuPage Health), 5%, 2014	1,820,000	1,982,744
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 5%, 2014	500,000	510,145
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 5%, 2015	500,000	504,555
Illinois Finance Authority Rev. (The Carle Foundation), “A”, ASSD GTY, 5%, 2013	1,250,000	1,311,225

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Illinois Health Facilities Authority Rev. (Children’s Memorial Hospital), “A”, AMBAC, 5.75%, 2009 (c)	$250,000	$255,953
Iowa Finance Authority Health Care Facilities (Genesis Medical Center), 6%, 2010	210,000	216,149
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), 5%, 2012	345,000	359,169
Joplin, MO, Industrial Development Authority, Health Facilities Rev. (Freeman Health Systems), 5.5%, 2013	700,000	693,833
Kent, MI, Hospital Finance Authority Rev. (Spectrum Health), “A”, 5%, 2047 (a)	1,000,000	1,021,400
Kentucky Economic Development Finance Authority Rev. (Baptist Healthcare System), “A”, 5%, 2018	1,000,000	1,051,460
Kentucky Economic Development Finance Authority Rev. (Catholic Health), 3.5%, 2034 (a)	1,500,000	1,502,850
Kentucky Economic Development Finance Authority Rev. (Norton Healthcare), “A”, 6.125%, 2010	55,000	55,543
Kentucky Economic Development Finance Authority Rev. (Norton Healthcare), “A”, ETM, 6.125%, 2010 (c)	25,000	25,056
Maryland Health & Higher Educational Facilities Authority Rev. (John Hopkins Health System), 5%, 2042 (a)	500,000	528,920
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), 5%, 2012	500,000	517,210
Massachusetts Health & Educational Facilities Authority Rev. (Baystate Medical Center), “F”, 5%, 2009	235,000	236,003
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Children’s Hospital), MBIA, 4.125%, 2046 (a)	1,000,000	1,006,650
Michigan Hospital Finance Authority Rev. (McLaren Health Care Corp.), 5%, 2013	500,000	501,255
Mississippi Hospital Equipment & Facilities Authority Rev. (Southwest Mississippi Regional Medical Center), 5%, 2014	500,000	459,825
Missouri Health & Educational Facilities Authority Rev. (Acsension Health), 3.5%, 2026 (a)	1,000,000	1,015,270
Montgomery County, OH, Rev. (Catholic Health Initiatives), 5.25%, 2038 (a)	1,000,000	1,041,970
Montgomery County, OH, Rev. (Catholic Health Initiatives), 4.1%, 2041 (a)	1,500,000	1,529,085
New Hampshire Health & Education Facilities Authority Rev. (Concord Hospital), 5%, 2013	750,000	770,993
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health), 5%, 2014	805,000	812,583
New York Dormitory Authority Rev. (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2022	1,000,000	1,054,490

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Ohio Higher Educational Facility Rev. (University Hospital), “A”, 5%, 2016	$620,000	$628,537
Ohio Higher Educational Facility Rev. (University Hospital), “A”, 5.2%, 2017	620,000	628,482
Oklahoma Development Finance Authority (Unity Health Center), 5%, 2013	875,000	892,623
Oklahoma Development Finance Authority Health System Rev. (Integris Baptist Medical Center), 5%, 2013	500,000	527,700
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 5.75%, 2010	250,000	258,798
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.375%, 2022	870,000	720,673
South Miami, FL, Health Facilities Baptist Authority Hospital Rev. (Baptist Health South Florida Group), 5%, 2021	790,000	788,507
Steubenville, OH, Hospital Rev. (Trinity Hospital), ETM, 5.75%, 2010 (c)	220,000	235,253
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott and White Memorial Hospital), 5%, 2018	500,000	516,840
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Texas Health Resources), 5%, 2019	500,000	515,555
Waco, TX, Health Facilities Development Corp. (Ascension Health), “A”, 5.5%, 2009	250,000	256,015
Washington County, VA, Hospital Facilities Industrial Development Authority Rev., (Mountain States Health Alliance), “C”, 7.25%, 2019	1,500,000	1,575,180
Wisconsin Health & Educational Facilities Authority Rev. (Fort Healthcare, Inc.), 5.25%, 2012	610,000	610,665
Wisconsin Health & Educational Facilities Authority Rev. (Fort Healthcare, Inc.), 5.25%, 2013	645,000	640,201

		$42,113,213
Healthcare Revenue - Long Term Care - 0.4%
Colorado Health Facilities Authority Rev. (Evangelical Lutheran), “B”, 3.75%, 2034 (a)	$735,000	$735,235
Tarrant County, TX, Cultural Educational Facilities Finance Corp. (Buckner Retirement), 5%, 2016	500,000	468,330

		$1,203,565
Industrial Revenue - Environmental Services - 1.4%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 2023 (a)	$135,000	$122,958
California Statewide Communities Development Authority, Solid Waste Facilities Rev. (Republic Services, Inc.), “A”, 4.95%, 2012	250,000	244,558

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Environmental Services - continued
Maryland Industrial Development Financing Authority, Solid Waste Disposal (Synagro-Baltimore), “A”, 5.25%, 2012	$500,000	$480,330
Michigan Solid Waste Disposal Rev. (Waste Management, Inc.), 4.5%, 2013	1,000,000	959,630
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Allied Waste N.A., Inc.), “A”, 5.2%, 2018	1,000,000	931,640
New Jersey Economic Development Authority (Waste Management, Inc.), “A”, 5.3%, 2015 (a)	1,000,000	990,770

		$3,729,886
Industrial Revenue - Other - 0.5%
Cartersville, GA, Development Authority Rev. (Anheuser-Busch), 5.1%, 2012	$375,000	$371,295
Port Corpus Christi, TX, Nueces County General Rev. (Union Pacific Corp.), 5.35%, 2010	610,000	613,343
Utah County, UT, Environmental Improvement Rev. (Marathon Oil), 5.05%, 2017 (a)	300,000	301,947

		$1,286,585
Industrial Revenue - Paper - 0.9%
Courtland, AL, Industrial Development Board Environmental Improvement Rev. (International Paper Co.), “A”, 5%, 2013	$750,000	$724,860
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “B”, 6.45%, 2012 (c)	1,500,000	1,670,325

		$2,395,185
Miscellaneous Revenue - Entertainment & Tourism - 0.4%
George L. Smith II, GA, World Congress Center Authority Rev. (Domed Stadium), MBIA, 6%, 2011	$1,000,000	$1,032,550

Miscellaneous Revenue - Other - 1.5%
California Infrastructure & Economic Development Bank Rev. (J. Paul Getty Trust), “A-1”, 2.5%, 2047 (a)	$1,500,000	$1,515,045
Dayton Montgomery County, OH, Port Dayton, “A”, 4.75%, 2015	605,000	580,709
Illinois Development Finance Authority Rev. (Elgin School District), FSA, 0%, 2010	500,000	495,415
Indiana Bond Bank Common School Fund, AMBAC, 5.75%, 2013	410,000	425,851
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation), 4.75%, 2014	1,060,000	1,096,655

		$4,113,675

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Sales & Excise Tax Revenue - 0.8%
California Economic Recovery, “B”, 5%, 2023 (a)	$1,000,000	$1,050,820
Spokane, WA, Public Facilities District Hotel, “A”, MBIA, 5.75%, 2012	425,000	449,926
Wyandotte County-Kansas City, KS, Sales Tax Second Lien Area B, 4.75%, 2016	695,000	651,681

		$2,152,427
Single Family Housing Revenue - Local - 0.3%
Sedgwick & Shawnee County, KS, Mortgage Backed Securities, “B-4”, GNMA, 4.25%, 2023	$730,000	$711,940

Single Family Housing - State - 1.9%
Colorado Housing & Finance Authority Rev., Single Family Program, “A-3”, 7.25%, 2010	$15,000	$15,059
Colorado Housing & Finance Authority Rev., Single Family Program, “A-3”, 6.3%, 2012	30,000	30,156
Colorado Housing & Finance Authority Rev., Single Family Program, “B-3”, 6.7%, 2016	15,000	15,427
Colorado Housing & Finance Authority Rev., Single Family Program, “C-2”, 8.4%, 2021	15,000	16,469
Colorado Housing & Finance Authority Rev., Single Family Program, “I”, 3.1%, 2013	3,310,000	3,339,062
Massachusetts Housing Finance Agency, “A”, MBIA, 5.35%, 2010	230,000	233,298
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	415,000	424,375
New Hampshire Housing Finance Authority, Single Family Rev., Mortgage Acquisition, “F”, 3.7%, 2010	360,000	358,254
Oklahoma Housing Finance Agency Single Family Rev., Mortgage Homeownership, GNMA, 7.6%, 2015	25,000	25,231
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	230,000	229,761
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	295,000	294,670

		$4,981,762
Solid Waste Revenue - 0.4%
Massachusetts Development Finance Agency, Resource Recovery Rev. (Semass Systems), “B”, MBIA, 5.625%, 2012	$400,000	$407,408
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (American Ref-fuel), “C”, 5.625%, 2024 (a)	300,000	277,596
Tacoma, WA, Solid Waste Utility Rev., AMBAC, 5%, 2010	400,000	422,376

		$1,107,380

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Agency - Other - 0.7%
Kentucky Property & Buildings Commerce Rev. (Project Number 69), “A”, FSA, 5.5%, 2011	$500,000	$541,205
New York Dormitory Authority Rev. (City University), MBIA, 5.25%, 2011	1,270,000	1,357,452

		$1,898,657
State & Local Agencies - 6.0%
Alabama Public School & College, “C”, FSA, 4.5%, 2009	$1,000,000	$1,000,000
Allen County, IN (Jail Building Corp.), ETM, 5.75%, 2009 (c)	235,000	240,088
California Public Works Board Lease Rev., 5%, 2014	1,000,000	1,060,100
Columbus, IN, Multi-School Building Corp., First Mortgage, FSA, 5%, 2010	725,000	745,822
Golden State, CA, Tobacco Securitization Corp., 5.5%, 2013 (c)	1,000,000	1,126,180
Hamilton Heights, IN, School Building Corp., First Mortgage, “N”, FSA, 5%, 2014	1,875,000	2,134,275
Hampton, VA, Museum Rev., 5%, 2014	760,000	835,612
New Jersey Economic Development Authority Rev., FSA, 5%, 2029 (a)	1,000,000	1,096,120
New York Dormitory Authority Rev. (School Districts Financing Program), “A”, MBIA, 5.25%, 2009	1,000,000	1,014,430
New York Tobacco Settlement Financing Corp., “B-1”, 5.25%, 2013	1,000,000	1,000,000
New York Urban Development Corp. Rev., “A”, 5.125%, 2015	675,000	727,954
Ohio Building Authority (State Facilities Administration Building), “A”, 5.375%, 2009 (c)	1,000,000	1,030,330
Suffolk County, NY, Judicial Facilities (John P. Cohalan Complex), AMBAC, 5.75%, 2011	160,000	164,566
Virginia College Building Authority Educational Facilities Rev., “A”, 5%, 2017	1,000,000	1,158,860
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 2016	1,250,000	1,460,213
Virginia Public School Authority, 5%, 2013	1,000,000	1,126,600
Virginia, MN, Housing & Redevelopment Authority, Healthcare Facility Lease Rev., 5.25%, 2012	85,000	85,627
Virginia, MN, Housing & Redevelopment Authority, Healthcare Facility Lease Rev., 5.25%, 2013	215,000	214,905

		$16,221,682
Student Loan Revenue - 0.6%
Massachusetts Educational Financing Authority, “H”, ASSD GTY, 6.125%, 2022	$1,500,000	$1,510,245

Tax - Other - 2.4%
Denver, CO, City & County Excise Tax Rev., “A”, ASSD GTY, 6%, 2021	$1,500,000	$1,672,230
New Jersey Economic Development Authority Rev., Cigarette Tax, 5.375%, 2015	2,730,000	2,591,234

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax - Other - continued
New York City, NY, Transitional Finance Authority Rev., 5%, 2011	$625,000	$676,169
New York City, NY, Transitional Finance Authority Rev., “A”, 5%, 2014	1,000,000	1,128,030
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2013	200,000	198,898
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2014	250,000	247,080

		$6,513,641
Tax Assessment - 0.2%
Dyer, IN, Redevelopment Authority, Economic Development Lease Rent, CIFG, 5%, 2011	$570,000	$597,845

Tobacco - 2.4%
Buckeye, OH, Tobacco Settlement Financing Corp., 5.125%, 2024	$1,920,000	$1,513,440
New Jersey Tobacco Settlement Financing Corp., “1A”, 4.5%, 2023	1,290,000	1,076,428
South Carolina Tobacco Settlement Authority Rev., “B”, 6%, 2022	200,000	209,030
Southern California, CA, Tobacco Settlement Authority Rev., “A”, 5.625%, 2012 (c)	1,000,000	1,128,860
Tobacco Settlement Financing Corp., NJ, 6.75%, 2013 (c)	1,460,000	1,757,183
Virginia Tobacco Settlement Financing Corp., 5.25%, 2012 (c)	685,000	712,393

		$6,397,334
Transportation - Special Tax - 2.2%
Du Page County, IL, Transportation Rev., FSA, 5.5%, 2011	$1,000,000	$1,072,140
Maryland Department of Transportation, 5%, 2018	1,000,000	1,157,470
Maryland Transportation Authority, Grant & Revenue Anticipation, 5.25%, 2018	1,500,000	1,766,205
New Jersey Transportation Trust Fund Authority, MBIA, 5%, 2011 (c)	1,000,000	1,103,370
Texas State Transportation Commission Rev., 5%, 2011	725,000	776,316

		$5,875,501
Universities - Colleges - 9.5%
Alabama Private Colleges (Tuskegee University), “N”, ASSD GTY, 5%, 2015	$1,000,000	$1,142,810
Biola University, CA, Authority Rev., 5%, 2018	550,000	484,094
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), 5%, 2018	1,075,000	981,120
Harris County, TX, Cultural Educational Facilities Finance Corp. (Baylor College of Medicine), 4%, 2011	500,000	517,760
Illinois Educational Facilities Authority Rev. (Art Institute Chicago), “A”, 4.3%, 2030 (a)	500,000	505,280

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2016	$1,000,000	$939,770
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2017	1,000,000	927,020
Illinois Finance Authority Rev. (University of Chicago), “B”, 5%, 2017	1,000,000	1,128,270
Massachusetts Development Finance Agency Rev. (Hampshire College), 5.15%, 2014	150,000	147,018
Massachusetts Health & Educational Facilities Authority Rev. (Amherst College), “K-2”, 2.75%, 2038 (a)	1,000,000	1,012,590
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.25%, 2012	375,000	417,683
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “T-1”, 4.125%, 2037 (a)	1,000,000	999,690
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities (Vanderbilt University), “B”, 5%, 2012	1,000,000	1,109,080
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	1,210,000	1,194,815
New York City, NY, Trust for Cultural Resources Rev. (Juilliard School), “B”, 2.75%, 2036 (a)	1,190,000	1,194,272
New York Dormitory Authority Rev., FGIC, 5.25%, 2029 (a)	1,000,000	1,066,440
San Leanna Educational Facilities Corp. Higher Educational Rev. (St. Edwards University), 4.5%, 2012	685,000	693,015
San Leanna Educational Facilities Corp. Higher Educational Rev. (St. Edwards University), 5%, 2019	1,250,000	1,212,438
Southeast Missouri State University, System Facilities Rev., MBIA, 5.625%, 2010	250,000	258,938
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame Du Lac), 3.875%, 2040 (a)	1,000,000	1,043,050
Texas A&M University Rev., “A”, 5%, 2015	750,000	860,183
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 5.5%, 2022	1,000,000	1,040,950
University of Delaware Rev., “A”, 2%, 2037 (a)	1,200,000	1,203,636
University of Southern Indiana Rev., “J”, ASSD GTY, 4%, 2016	1,000,000	1,040,290
University of Texas, Permanent University Fund, “A”, 5%, 2009	580,000	584,048
University of Texas, Permanent University Fund, “B”, 5%, 2020	500,000	576,245
University of Texas, Permanent University Fund, “C”, 5%, 2021	1,000,000	1,094,180
University of Texas, Permanent University Fund, “D”, 5%, 2018	1,000,000	1,139,270
Western Michigan University Rev., ASSD GTY, 5.25%, 2014	1,000,000	1,121,390

		$25,635,345
Universities - Dormitories - 0.4%
California Statewide Communities Development Authority Student Housing (University of California-Irvine), 5%, 2014	$1,000,000	$955,040

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - 0.1%
District of Columbia Rev. (Gonzaga College High School), FSA, 5%, 2012	$275,000	$287,955

Utilities - Investor Owned - 5.4%
Brazos River, TX, Authority Rev. (Centerpoint Energy), “B”, FGIC, 4.25%, 2017	$1,260,000	$1,084,079
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co.), 4.95%, 2048 (a)	1,000,000	1,024,990
California Statewide Communities Development Authority Poll (Southern California Edison Co.), “A”, SYNCORA, 4.1%, 2028 (a)	500,000	498,555
Chesapeake, VA., Economic Development Authority Pollution Control (Virginia Electric Power Co.) Rev., 3.6%, 2032 (a)	1,000,000	963,290
Connecticut Pollution Control Development Authority Rev. (Connecticut Light & Power Co.), “A”, 5.25%, 2031 (a)	1,000,000	1,009,020
Farmington, NM, Pollution Control Rev. (El Paso Electric Co.), “A”, FGIC, 4%, 2032 (a)	695,000	686,035
Hillsborough County, FL, Industrial Development Authority (Tampa Electric), 5.15%, 2025 (a)	1,000,000	1,002,300
Iowa Finance Authority Pollution Control Facilities Rev. (Interstate Power & Light), FGIC, 5%, 2014	1,000,000	1,029,210
Jasper County, IN, Pollution Control Rev. (Northern Indiana Public Service), MBIA, 4.15%, 2010	500,000	501,350
Madison, WI, Industrial Development Rev. (Madison Gas & Electric Co.), “B”, 4.875%, 2027 (a)	420,000	456,019
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 2022	1,045,000	1,112,079
Matagorda County, TX, Navigation District No. 1 Pollution Control Rev. (AEP - Texas Central Co.), 5.125%, 2030 (a)	1,000,000	1,007,480
Missouri Environmental Improvement & Energy Resources Authority (Kansas Power & Light Co.), SYNCORA, 5.25%, 2017 (a)	1,000,000	1,019,730
New Hampshire Business Finance Authority, Pollution Control Rev. (United Illuminating Co.), 7.125%, 2027 (a)	1,000,000	1,010,770
Ohio Air Quality Development Authority Rev. (FirstEnergy Generation Corp.), 5.25%, 2023 (a)	1,500,000	1,501,170
Red River Authority, TX, Pollution Control Rev. (AEP Texas Central Co.), MBIA, 4.45%, 2020	305,000	256,813
Titus County, TX, Fresh Water Supply District (Southwestern Electric Power Co.), 4.5%, 2011	500,000	499,870

		$14,662,760
Utilities - Municipal Owned - 4.1%
California Department of Water Resources, Power Supply Rev., “A”, 5.5%, 2010	$600,000	$628,698
Dalton, GA, Utilities Rev., FSA, 6%, 2012	500,000	554,615

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - continued
Energy Northwest, Washington, Wind Project Rev., MBIA, 5%, 2013	$280,000	$307,574
Indianapolis, IN, Gas Utility Rev., ASSD GTY, 5%, 2030 (a)	1,500,000	1,615,785
Kissimmee, FL, Utility Authority Electric, AMBAC, 5%, 2011	500,000	531,530
Long Island Power Authority, NY, Electric Systems Rev., “A”, 5%, 2009	1,100,000	1,102,805
Lower Colorado River Authority, TX, Rev., “A”, ETM, MBIA, 5%, 2011 (c)	30,000	32,447
Lower Colorado River Authority, TX, Rev., “N”, MBIA, 5%, 2011	470,000	505,673
Massachusetts Development Finance Agency (Devens Electrical Systems), 5.125%, 2011	90,000	90,459
Monroe County, GA, Development Authority Pollution Control Rev., AMBAC, 4.625%, 2036 (a)	1,000,000	1,028,260
Muscatine, IA, Electric Rev., “A”, AMBAC, 5.5%, 2010	1,000,000	1,022,850
North Carolina Eastern Municipal Power Agency, “A”, 5.5%, 2010	750,000	755,955
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, 5.5%, 2013	500,000	543,495
Puerto Rico Electric Power Authority, Power Rev., “CC”, FSA, 5%, 2010	700,000	702,219
Salt River, AZ, Agricultural Improvement (Salt River), “A”, 5%, 2011	500,000	530,875
Southern California Public Power Authority (San Juan), “A”, FSA, 5.375%, 2012	595,000	649,413
Tacoma, WA, Electric Systems Rev., “A”, FSA, 5.5%, 2011	500,000	536,675

		$11,139,328
Utilities - Other - 1.4%
Main Street Natural Gas Inc., GA, Gas Project Rev., “A”, 5%, 2015	$190,000	$178,515
Main Street Natural Gas Inc., GA, Gas Project Rev., “A”, 5%, 2016	150,000	138,830
Main Street Natural Gas Inc., GA, Gas Project Rev., “A”, 5.125%, 2016	365,000	306,987
Main Street Natural Gas Inc., GA, Gas Project Rev., “A”, 5%, 2022	1,000,000	835,560
SA Energy Acquisition Public Facilities Corp., Texas Gas Supply Rev., 5%, 2012	1,500,000	1,431,045
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	1,000,000	879,150

		$3,770,087
Water & Sewer Utility Revenue - 10.0%
Allentown, PA, Water Rev., Guaranteed, AMBAC, 5%, 2011	$925,000	$972,073
Atlanta, GA, Water & Waste Rev., “A”, FGIC, 5.5%, 2014	1,185,000	1,290,690
Fond Du Lac, WS, Water works Rev., “B”, 4.5%, 2010	1,500,000	1,532,910
Harrison County, MS, Wastewater Treatment Facilities, “A”, ETM, FGIC, 5.5%, 2011 (c)	400,000	430,368
Houston, TX, Utilities Systems Rev., MBIA, 5.25%, 2014	1,485,000	1,636,930
Houston, TX, Utilities Systems Rev., “A”, FSA, 5%, 2012	1,500,000	1,662,270

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
King County, WA, Sewer Rev., FGIC, 5.25%, 2012	$750,000	$821,700
Michigan Municipal Bond Authority, Clean Water Rev., 5.25%, 2011	1,000,000	1,095,240
Michigan Municipal Bond Authority, Clean Water Rev., 5.375%, 2014	1,920,000	2,129,587
Mississippi Development Bank Special Obligation (Hattiesburg Water & Sewer), “N”, AMBAC, 5%, 2015	1,000,000	1,104,000
Nashville & Davidson County, TN, Metropolitan Government Water & Sewer Rev., “A”, FSA, 5.25%, 2019	1,000,000	1,175,440
New York Environmental Facilities Corp., 5%, 2012	2,085,000	2,290,602
New York Environmental Facilities Corp., “I”, 5%, 2013	1,000,000	1,132,180
Nueces River Authority, Texas Water Supply Rev. (Corpus Christi Project), FSA, 5%, 2013	540,000	582,687
Ohio State Water Development Authority, Water Pollution Control Rev., 5.25%, 2020	2,000,000	2,361,260
Phoenix, AZ, Civic Improvement Corp., Wastewater Systems Rev., FGIC, 5.25%, 2009	255,000	256,790
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 2021	1,260,000	1,492,583
Sebring, FL, Water & Wastewater, FGIC, 5.25%, 2013	690,000	758,151
Truckee Meadows, NV, Water Authority, “A”, FSA, 5.5%, 2011	1,000,000	1,080,730
Utah Water Finance Agency Rev., “A”, AMBAC, 5%, 2012	500,000	554,365
Virginia Resources Authority, Clean Water Rev., 5%, 2019	1,980,000	2,259,596
Wilsonville, OR, Water Systems Rev., MBIA, 5%, 2010	300,000	311,550

		$26,931,702
Total Municipal Bonds (Identified Cost, $248,896,998)		$253,556,035

Floating Rate Demand Notes - 2.8%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “A”, 0.25%, due 5/01/09	$2,900,000	$2,900,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.25%, due 5/01/09	3,200,000	3,200,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.25%, due 5/01/09	1,600,000	1,600,000
Total Floating Rate Demand Notes, at Identified Cost		$7,700,000

Money Market Funds (v) - 3.0%
MFS Institutional Money Market Portfolio, 0.23%, at Net Asset Value	8,038,524	$8,038,524
Total Investments (Identified Cost, $264,635,522)		$269,294,559

Other Assets, Less Liabilities - 0.1%		171,308
Net Assets - 100.0%		$269,465,867

22

Portfolio of Investments – continued

(a)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(j)	Crossover refunded bond.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ETM	Escrowed to Maturity

Insurers
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.
GNMA	Government National Mortgage Assn.
LOC	Letter of Credit
MBIA	MBIA Insurance Corp.
PSF	Permanent School Fund
Q-SBLF	Qualified School Board Loan Fund
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $256,596,998)	$261,256,035
Underlying funds, at cost and value	8,038,524
Total investments, at value (identified cost, $264,635,522)	$269,294,559
Receivables for
Investments sold	100,000
Fund shares sold	4,409,849
Interest	3,113,392
Receivable from investment adviser	32,580
Other assets	2,656
Total assets	$276,953,036
Liabilities
Payables for
Distributions	$161,541
Investments purchased	5,746,162
Fund shares reacquired	1,466,870
Payable to affiliates
Management fee	5,885
Shareholder servicing costs	23,212
Distribution and service fees	9,332
Administrative services fee	331
Payable for independent trustees’ compensation	6,624
Accrued expenses and other liabilities	67,212
Total liabilities	$7,487,169
Net assets	$269,465,867
Net assets consist of
Paid-in capital	$268,540,074
Unrealized appreciation (depreciation) on investments	4,659,037
Accumulated net realized gain (loss) on investments	(3,718,988)
Accumulated distributions in excess of net investment income	(14,256)
Net assets	$269,465,867
Shares of beneficial interest outstanding	34,961,274

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$214,795,511	27,869,400	$7.71
Class B	10,485,837	1,361,944	7.70
Class C	44,184,519	5,729,930	7.71

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all shares classes, except for Class A, for which the maximum offering price per share was $7.91.

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$7,510,832
Dividends from underlying funds	9,755
Total investment income		$7,520,587
Expenses
Management fee	$761,006
Distribution and service fees	591,873
Shareholder servicing costs	158,585
Administrative services fee	42,634
Independent trustees’ compensation	8,483
Custodian fee	49,332
Shareholder communications	20,399
Auditing fees	44,694
Legal fees	5,541
Miscellaneous	88,843
Total expenses		$1,771,390
Fees paid indirectly	(15,496)
Reduction of expenses by investment adviser	(270,754)
Net expenses		$1,485,140
Net investment income		$6,035,447
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(489,497)
Futures contracts	(122,070)
Net realized gain (loss) on investments		$(611,567)
Change in unrealized appreciation (depreciation)
Investments	$3,039,324
Futures contracts	55,436
Net unrealized gain (loss) on investments		$3,094,760
Net realized and unrealized gain (loss) on investments		$2,483,193
Change in net assets from operations		$8,518,640

See Notes to Financial Statements

25

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 4/30
	2009	2008
Change in net assets
From operations
Net investment income	$6,035,447	$5,129,520
Net realized gain (loss) on investments	(611,567)	(602,956)
Net unrealized gain (loss) on investments	3,094,760	3,224
Change in net assets from operations	$8,518,640	$4,529,788
Distributions declared to shareholders
From net investment income	$(6,094,944)	$(5,221,778)
Change in net assets from fund share transactions	$110,468,656	$677,679
Total change in net assets	$112,892,352	$(14,311)
Net assets
At beginning of period	156,573,515	156,587,826
At end of period (including accumulated distributions in excess of net investment income of $14,256 and undistributed net investment income of $113,018)	$269,465,867	$156,573,515

See Notes to Financial Statements

26

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2009	2008	2007		2006	2005
Net asset value, beginning of period	$7.67	$7.70	$7.66		$7.79	$7.83
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.27	$0.27	(z)	$0.24	$0.23
Net realized and unrealized gain (loss) on investments	0.05	(0.02)	0.02	(z)	(0.13)	(0.04)
Total from investment operations	$0.30	$0.25	$0.29		$0.11	$0.19
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)	$(0.25)		$(0.24)	$(0.23)
Net asset value, end of period	$7.71	$7.67	$7.70		$7.66	$7.79
Total return (%) (r)(s)(t)	3.99	3.25	3.83		1.40	2.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	0.85		0.86	0.82
Expenses after expense reductions (f)	0.63	0.63	0.70		0.71	0.67
Net investment income	3.33	3.53	3.55	(z)	3.11	3.00
Portfolio turnover	15	30	9		13	17
Net assets at end of period (000 Omitted)	$214,796	$124,161	$116,562		$149,936	$177,889

See Notes to Financial Statements

27

Financial Highlights – continued

Class B	Years ended 4/30
	2009	2008	2007		2006	2005
Net asset value, beginning of period	$7.66	$7.69	$7.65		$7.78	$7.82
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.21	(z)	$0.18	$0.18
Net realized and unrealized gain (loss) on investments	0.04	(0.02)	0.02	(z)	(0.13)	(0.05)
Total from investment operations	$0.24	$0.19	$0.23		$0.05	$0.13
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.19)		$(0.18)	$(0.17)
Net asset value, end of period	$7.70	$7.66	$7.69		$7.65	$7.78
Total return (%) (r)(s)(t)	3.22	2.46	3.06		0.66	1.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	1.61		1.61	1.58
Expenses after expense reductions (f)	1.37	1.38	1.46		1.46	1.43
Net investment income	2.63	2.79	2.79	(z)	2.36	2.25
Portfolio turnover	15	30	9		13	17
Net assets at end of period (000 Omitted)	$10,486	$10,454	$15,393		$23,575	$32,702

Class C	Years ended 4/30
	2009	2008	2007		2006	2005
Net asset value, beginning of period	$7.67	$7.71	$7.67		$7.80	$7.83
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.21	$0.21	(z)	$0.18	$0.17
Net realized and unrealized gain (loss) on investments	0.04	(0.04)	0.01	(z)	(0.14)	(0.04)
Total from investment operations	$0.23	$0.17	$0.22		$0.04	$0.13
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.21)	$(0.18)		$(0.17)	$(0.16)
Net asset value, end of period	$7.71	$7.67	$7.71		$7.67	$7.80
Total return (%) (r)(s)(t)	3.11	2.24	2.96		0.54	1.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.70		1.71	1.67
Expenses after expense reductions (f)	1.48	1.48	1.55		1.56	1.52
Net investment income	2.46	2.68	2.70	(z)	2.26	2.21
Portfolio turnover	15	30	9		13	17
Net assets at end of period (000 Omitted)	$44,185	$21,959	$24,634		$35,569	$43,977

See Notes to Financial Statements

28

Financial Highlights – continued

Any redemption fees charged by the fund during the 2005 fiscal years resulted in a per share impact of less than $0.01.

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of less than $0.01 per share to net investment income, a decrease of less than $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the investment income ratio for the year ended April 30, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Standard in the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those

30

Notes to Financial Statements – continued

credit derivatives on an entity’s financial position, financial performance and cash flows. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

31

Notes to Financial Statements – continued

issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of April 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$8,038,524	$261,256,035	$—	$269,294,559
Other Financial Instruments	$—	$—	$—	$—

In April 2009, FASB Staff Position (FSP) 157-4 was issued and is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Management is evaluating the application of the FSP to the fund, and believes the impact resulting from the adoption of this FSP will be limited to expanded disclosure in the fund’s financial statements.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can

32

Notes to Financial Statements – continued

also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement

33

Notes to Financial Statements – continued

purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax return for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/09	4/30/08
Tax-exempt income	$6,094,944	$5,221,778

34

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/09
Cost of investments	$264,436,637
Gross appreciation	6,658,304
Gross depreciation	(1,800,382)
Net unrealized appreciation (depreciation)	$4,857,922
Undistributed tax-exempt income	598,348
Capital loss carryforwards	(3,648,062)
Post-October capital loss deferral	(269,811)
Other temporary differences	(612,604)

As of April 30, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/11	$(159,222)
4/30/12	(277,860)
4/30/13	(789,744)
4/30/14	(625,131)
4/30/15	(746,953)
4/30/16	(432,394)
4/30/17	(616,758)
$(3,648,062)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders by class are as follows:

From net investment income

	Year ended 4/30/09	Year ended 4/30/08
Class A	$5,150,638	$4,251,070
Class B	256,020	354,968
Class C	688,286	615,740
Total	$6,094,944	$5,221,778

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to

35

Notes to Financial Statements – continued

the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS had agreed to reduce the management fee to 0.25% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended April 30, 2009, this waiver amounted to $222,811 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended April 30, 2009 was equivalent to an annual effective rate of 0.28% of the fund’s average daily net assets.

Effective March 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August, 31, 2010. For the year ended April 30, 2009, this reduction amounted to $46,823 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $36,524 for the year ended April 30, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$229,542
Class B	0.75%	0.25%	1.00%	0.90%	86,303
Class C	0.75%	0.25%	1.00%	1.00%	276,028
Total Distribution and Service Fees					$591,873

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2009 based on each class’ average daily net assets. 0.15% of the Class A service fee is

36

Notes to Financial Statements – continued

currently being paid by the fund. Payment of the remaining 0.10% of the Class A service fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated. Prior to March 1, 2009, payment of the 0.10% annual Class A distribution fee was not in effect. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is currently in effect and the remaining portion of the Class B service fee is not in effect but may be implemented on such date as the fund’s Board of Trustees may determine.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2009, were as follows:

Amount
Class A	$6,878
Class B	12,960
Class C	8,463

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2009, the fee was $76,807, which equated to 0.0403% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $81,778.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended April 30, 2009 was equivalent to an annual effective rate of 0.0224% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional

37

Notes to Financial Statements – continued

compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

For certain independent Trustees who retired on or before December 31, 2001, the fund has an unfunded, defined benefit plan which resulted in a pension expense of $376. This amount is included in independent trustees’ compensation for the year ended April 30, 2009. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $6,624 at April 30, 2009, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,196 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,120, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $129,649,182 and $27,987,941, respectively.

38

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/09		Year ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	20,395,366	$154,629,646	5,912,184	$45,518,383
Class B	477,037	3,605,501	55,406	424,717
Class C	3,618,275	27,460,261	415,723	3,199,941
	24,490,678	$185,695,408	6,383,313	$49,143,041
Shares issued to shareholders in reinvestment of distributions
Class A	508,310	$3,863,636	412,583	$3,170,611
Class B	18,827	142,856	27,052	207,594
Class C	48,033	365,399	39,724	305,375
	575,170	$4,371,891	479,359	$3,683,580
Shares reacquired
Class A	(9,224,671)	$(69,784,320)	(5,264,610)	$(40,561,965)
Class B	(498,845)	(3,775,538)	(718,503)	(5,514,897)
Class C	(798,173)	(6,038,785)	(789,228)	(6,072,080)
	(10,521,689)	$(79,598,643)	(6,772,341)	$(52,148,942)
Net change
Class A	11,679,005	$88,708,962	1,060,157	$8,127,029
Class B	(2,981)	(27,181)	(636,045)	(4,882,586)
Class C	2,868,135	21,786,875	(333,781)	(2,566,764)
	14,544,159	$110,468,656	90,331	$677,679

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus 1.25%. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is

39

Notes to Financial Statements – continued

charged to each fund, based on its borrowings, currently at a rate equal to the Federal Reserve funds rate plus 0.30%. For the year ended April 30, 2009, the fund’s commitment fee and interest expense were $2,084 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	54,180,798	(46,142,274)	8,038,524

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,755	$8,038,524

40

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2009

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

46

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 100% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

48

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and	c/o Boston Financial Data Services
literature	30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
Investment professionals
1-800-343-2829
Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Research Bond Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

4/30/09

RBF-ANN

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	42.0%
Mortgage-Backed Securities	22.9%
Commercial Mortgage-Backed Securities	9.4%
Emerging Markets Bonds	2.9%
U.S. Government Agencies	2.1%
Municipal Bonds	1.9%
High Yield Corporates	1.9%
Asset-Backed Securities	1.9%
Non-U.S. Government Bonds	1.4%
Collateralized Debt Obligations	0.5%
Floating Rate Loans	0.3%
Residential Mortgage-Backed Securities (o)	0.0%
U.S. Treasury Securities	(1.0)%

Credit quality of bonds (r)
AAA	46.3%
AA	5.0%
A	15.5%
BBB	29.3%
BB	2.9%
B	0.2%
CCC	0.4%
CC	0.1%
D (o)	0.0%
Not Rated	0.3%

Portfolio facts
Average Duration (d)(i)	3.9
Effective Maturity (i)(m)	6.0 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	A+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Portfolio Composition – continued

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 4/30/09.

Percentages are based on net assets as of 4/30/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2009, Class A shares of the MFS Research Bond Fund provided a total return of –2.54%, at net asset value. This compares with a return of 3.84% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan Chase; the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac; the bankruptcy of investment bank Lehman Brothers; the Fed’s complex intervention of insurance company AIG; the nationalization of several large European banks; the failure of Washington Mutual; the distressed sale of Wachovia; the virtual failure of Iceland’s banking sector; and, the collapse of the global auto industry. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

While somewhat resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic decline, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. However, by the end of the period there emerged tentative signs that the worst of the global macroeconomic deterioration had passed, which caused equity and credit markets to rally.

During the reporting period, the Fed cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. government designed and implemented fiscal stimulus packages. Although several other global central banks also cut interest rates during the early part of the reporting period, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did rapidly slowing global growth result in a very precipitous

Management Review – continued

decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated interest rate cut marked the beginning of much more aggressive easing by the major global central banks. By the end of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.

Detractors from Performance

Credit quality and sector allocation were the primary factors that detracted from performance relative to the Barclays Capital U.S. Aggregate Bond Index. The fund’s greater relative exposure to “BBB” rated (s) and below investment grade bonds had a negative impact on relative returns as investors flocked to higher quality bonds amid the credit market crisis. The fund’s lesser exposure to U.S. treasury securities also held back relative returns as treasuries significantly outperformed the benchmark. The fund’s overweighted position in the struggling financial sector was another major negative that impacted relative performance.

A shorter duration (d) stance, relative to the benchmark, also hindered performance as interest rates declined over the reporting period.

Contributors to Performance

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to relative performance. This extra yield was a significant contributor to the fund’s results, particularly in the second half of the period, as credit markets steadily recovered from last year’s credit crisis.

Respectfully,

Robert Persons	Michael Roberge	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	1/04/99	(2.54)%	2.53%	5.04%
B	12/29/00	(3.41)%	1.66%	4.31%
C	12/29/00	(3.45)%	1.65%	4.30%
I	1/04/99	(2.39)%	2.69%	5.19%
W	5/01/06	(2.49)%	2.56%	5.05%
R1	4/01/05	(3.45)%	1.74%	4.63%
R2	10/31/03	(2.88)%	2.01%	4.74%
R3	4/01/05	(2.64)%	2.34%	4.94%
R4	4/01/05	(2.50)%	2.58%	5.06%
529A	7/31/02	(2.74)%	2.19%	4.79%
529B	7/31/02	(3.55)%	1.43%	4.26%
529C	7/31/02	(3.56)%	1.42%	4.25%

Comparative benchmark

Barclays Capital U.S. Aggregate Bond Index (f)	3.84%	4.78%	5.71%

Average annual with sales charge

A With Initial Sales Charge (4.75%)	(7.16)%	1.54%	4.53%
B With CDSC (Declining over six years from 4% to 0%) (x)	(7.08)%	1.34%	4.31%
C With CDSC (1% for 12 months) (x)	(4.37)%	1.65%	4.30%
529A With Initial Sales Charge (4.75%)	(7.36)%	1.20%	4.28%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(7.22)%	1.10%	4.26%
529C With CDSC (1% for 12 months) (x)	(4.48)%	1.42%	4.25%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond

Performance Summary – continued

market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for share classes offered after Class A shares includes the performance of the fund’s Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2008 through April 30, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2008 through April 30, 2009.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/08	Ending Account Value 4/30/09	Expenses Paid During Period (p) 11/01/08-4/30/09
A	Actual	0.66%	$1,000.00	$1,072.68	$3.39
	Hypothetical (h)	0.66%	$1,000.00	$1,021.52	$3.31
B	Actual	1.42%	$1,000.00	$1,067.32	$7.28
	Hypothetical (h)	1.42%	$1,000.00	$1,017.75	$7.10
C	Actual	1.51%	$1,000.00	$1,066.91	$7.74
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
I	Actual	0.52%	$1,000.00	$1,073.50	$2.67
	Hypothetical (h)	0.52%	$1,000.00	$1,022.22	$2.61
W	Actual	0.61%	$1,000.00	$1,071.72	$3.13
	Hypothetical (h)	0.61%	$1,000.00	$1,021.77	$3.06
R1	Actual	1.51%	$1,000.00	$1,066.91	$7.74
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
R2	Actual	1.01%	$1,000.00	$1,070.89	$5.19
	Hypothetical (h)	1.01%	$1,000.00	$1,019.79	$5.06
R3	Actual	0.76%	$1,000.00	$1,070.98	$3.90
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
R4	Actual	0.51%	$1,000.00	$1,072.30	$2.62
	Hypothetical (h)	0.51%	$1,000.00	$1,022.27	$2.56
529A	Actual	0.83%	$1,000.00	$1,070.72	$4.26
	Hypothetical (h)	0.83%	$1,000.00	$1,020.68	$4.16
529B	Actual	1.61%	$1,000.00	$1,066.39	$8.25
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
529C	Actual	1.61%	$1,000.00	$1,066.44	$8.25
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 0.76% for Class 529A shares; the actual expense paid during the period would have been approximately $3.90 for Class 529A shares; and the hypothetical expense paid during the period would have been approximately $3.81 for Class 529A shares. For further information about the fund’s fee arrangements and changes to the fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

4/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.6%
Issuer	Shares/Par	Value ($)

Airlines - 0.0%
American Airlines Corp., 3.857%, 2010	$216,616	$192,788

Asset Backed & Securitized - 11.7%
Anthracite CDO III Ltd., 6.077%, 2039 (z)	$5,000,000	$600,000
ARCap REIT, Inc., CDO, 6.1%, 2045 (z)	4,149,000	331,920
ARCap REIT, Inc., CDO, “G”, 6.1%, 2045 (n)	2,354,000	164,780
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (z)	1,218,795	73,128
Banc of America Commercial Mortgage, Inc., 5.356%, 2045	3,988,663	3,117,186
Bayview Commercial Asset Trust, FRN, 0.748%, 2035 (z)	881,899	576,668
Bayview Commercial Asset Trust, FRN, 1.6%, 2035 (i)(z)	30,347,916	1,562,918
Bayview Commercial Asset Trust, FRN, 1.68%, 2036 (i)(z)	22,597,605	1,279,024
Bayview Commercial Asset Trust, FRN, 0.708%, 2036 (z)	702,311	384,094
Bayview Commercial Asset Trust, FRN, 1.798%, 2036 (i)(z)	23,045,922	1,398,887
Bayview Commercial Asset Trust, FRN, 2.391%, 2036 (i)(z)	38,622,039	3,051,141
Bayview Commercial Asset Trust, FRN, 2.331%, 2036 (i)(z)	18,749,810	1,406,236
Bayview Commercial Asset Trust, FRN, 2.477%, 2037 (i)(z)	41,659,363	2,499,562
Bayview Commercial Mortgage Pass-Through Trust, FRN, 1.68%, 2036 (i)(z)	14,725,324	368,133
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	2,098,305	1,797,965
Bayview Financial Acquisition Trust, FRN, 5.638%, 2036	1,500,000	855,300
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	3,951,000	2,919,087
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.235%, 2040 (z)	4,984,717	2,193,275
Bear Stearns Commercial Mortgage Securities, Inc., 4.945%, 2041	1,444,166	1,315,528
Brascan Real Estate, CDO, FRN, 2.707%, 2040 (z)	418,000	41,800
Capital Trust Realty CDO Ltd., 5.16%, 2035 (z)	4,660,000	1,351,400
Chase Commercial Mortgage Securities Corp., 7.543%, 2032	894	892
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	15,651,827	11,654,206
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.399%, 2044	400,000	242,562
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.399%, 2044	5,890,000	5,296,449
Commercial Mortgage Asset Trust, FRN, 1.096%, 2032 (i)(z)	3,334,544	67,295
Commercial Mortgage Pass-Through Certificates, 5.306%, 2046	6,574,776	5,027,892
Commercial Mortgage Pass-Through Certificates, FRN, 0.641%, 2017 (n)	1,500,000	1,260,164
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	56,510	53,069

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Countrywide Asset-Backed Certificates, FRN, 5.43%, 2036	$1,107,000	$744,119
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	3,720,000	1,583,742
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	7,508,000	5,326,040
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	5,234,862	2,505,031
Credit-Based Asset Servicing & Securitization LLC, 5.737%, 2037	1,920,000	556,096
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	2,911,905	2,513,750
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.731%, 2037	2,300,000	639,502
Crest G-Star, CDO, 6.95%, 2032 (z)	6,526,000	3,263,000
CWCapital Cobalt Ltd., 5.223%, 2048	6,335,000	4,607,643
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	1,635,000	1,647,987
DLJ Commercial Mortgage Corp., 7.95%, 2033	1,000,000	1,015,137
E*TRADE RV & Marine Trust, 3.62%, 2018	979,901	925,013
Falcon Franchise Loan LLC, FRN, 3.548%, 2021 (i)(z)	414,834	22,899
Falcon Franchise Loan LLC, FRN, 4.334%, 2025 (i)(z)	7,659,589	546,895
First Union National Bank Commercial Mortgage Trust, FRN, 1.143%, 2043 (i)(n)	27,391,115	358,500
First Union-Lehman Brothers Bank of America, FRN, 0.568%, 2035 (i)	7,849,191	118,126
GE Capital Commercial Mortgage Corp., 6.269%, 2035	2,042,000	2,052,931
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	3,720,000	1,114,178
Gramercy Real Estate Ltd., CDO, FRN, 1.412%, 2035 (z)	1,260,000	466,200
Greenwich Capital Commercial Funding Corp., 4.569%, 2042	5,375,000	4,494,143
Greenwich Capital Commercial Funding Corp., FRN, 5.224%, 2037	3,357,664	2,886,409
Greenwich Capital Commercial Funding Corp., FRN, 5.916%, 2038	14,317,711	11,969,057
GS Mortgage Securities Corp., 5.56%, 2039	8,804,262	7,232,338
IMPAC CMB Trust, FRN, 1.177%, 2034	301,100	154,128
IMPAC CMB Trust, FRN, 1.357%, 2034	150,550	33,349
IMPAC Secured Assets Corp., FRN, 0.788%, 2036	1,138,748	774,646
JPMorgan Chase Commercial Mortgage Securities Corp., 5.429%, 2043	8,640,000	6,688,878
JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, 2046	2,195,695	1,823,859
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	7,873,467	5,972,507
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.505%, 2042 (n)	4,180,000	718,412
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.936%, 2042	6,831,798	5,933,098
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	6,330,000	3,186,217

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	$6,001,863	$5,319,297
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.937%, 2049	11,782,000	8,407,463
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.007%, 2049	3,227,193	2,535,683
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.007%, 2049	10,140,000	7,571,760
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.188%, 2051	11,236,049	8,784,682
JPMorgan Mortgage Acquisition Corp., FRN, 5.532%, 2036	2,100,000	1,153,153
KKR Financial CLO Ltd., “C”, CDO, FRN, 2.684%, 2021 (n)	7,167,153	322,522
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.511%, 2035 (i)	3,449,044	135,382
Merrill Lynch Mortgage Investors, Inc., FRN, 5.45%, 2037	2,745,904	1,058,343
Merrill Lynch Mortgage Trust, FRN, 5.66%, 2039	2,367,000	1,986,530
Merrill Lynch Mortgage Trust, FRN, 6.022%, 2050	8,080,000	1,430,069
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.172%, 2049	16,830,000	11,453,789
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	6,810,000	4,726,183
Morgan Stanley Capital I, Inc., FRN, 1.516%, 2031 (i)(z)	2,677,635	42,889
Mortgage Capital Funding, Inc., FRN, 2.32%, 2031 (i)	410,335	21
Nationslink Funding Corp., FRN, 1.289%, 2030 (i)	1,045,391	34,072
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	3,509,750	3,363,157
Option One Mortgage Loan Trust, FRN, 5.611%, 2037	1,280,000	645,602
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 5.29%, 2036	2,117,537	1,343,734
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	1,883,067	1,728,480
Preferred Term Securities XIX Ltd., CDO, FRN, 1.67%, 2035 (z)	7,875,867	2,441,519
Prudential Securities Secured Financing Corp., FRN, 6.885%, 2013 (z)	1,873,000	1,803,137
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	4,840,000	3,421,876
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	8,795,000	2,482,352
RMAC PLC, FRN, 1.531%, 2036 (n)	9,650	9,382
Salomon Brothers Mortgage Securities, Inc., FRN, 7.146%, 2032 (z)	3,262,500	3,153,011
Structured Asset Securities Corp., FRN, 4.67%, 2035	2,701,032	2,137,119
Structured Asset Securities Corp., FRN, 0.677%, 2035	984,597	777,801
Superannuation Members Home Loans Global Trust, FRN, 1.589%, 2029	428,777	368,277
Thornburg Mortgage Securities Trust, FRN, 1.118%, 2043	52,383	46,467

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Wachovia Bank Commercial Mortgage Trust, 5.275%, 2048	$1,900,000	$1,710,291
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	3,968,131	3,497,771

		$216,656,205
Automotive - 0.2%
Ford Motor Credit Co., 7.375%, 2009	$2,872,000	$2,757,841
Nissan Motor Acceptance Corp., 5.625%, 2011 (n)	1,925,000	1,754,014

		$4,511,855
Broadcasting - 0.2%
CBS Corp., 6.625%, 2011	$2,849,000	$2,852,932
News America, Inc., 8.5%, 2025	120,000	109,624

		$2,962,556
Brokerage & Asset Managers - 0.7%
INVESCO PLC, 4.5%, 2009	$8,954,000	$8,617,840
INVESCO PLC, 5.625%, 2012	5,111,000	4,090,231

		$12,708,071
Building - 0.4%
CRH America, Inc., 6.95%, 2012	$1,250,000	$1,121,869
CRH PLC, 8.125%, 2018	8,619,000	7,188,280

		$8,310,149
Cable TV - 1.3%
British Sky Broadcasting, 6.1%, 2018 (z)	$6,840,000	$6,221,452
Comcast Cable Communications LLC, 6.75%, 2011	4,000	4,212
Comcast Corp., 5.45%, 2010	300,000	308,739
Comcast Corp., 6.4%, 2038	8,818,000	8,265,817
Cox Communications, Inc., 4.625%, 2013	600,000	552,421
Cox Communications, Inc., 6.25%, 2018 (n)	2,656,000	2,445,037
TCI Communications, Inc., 9.8%, 2012	1,692,000	1,824,052
Time Warner Entertainment Co. LP, 8.375%, 2033	5,098,000	5,299,035

		$24,920,765
Chemicals - 0.1%
Yara International A.S.A., 5.25%, 2014 (n)	$2,700,000	$2,315,469

Conglomerates - 1.0%
American Standard Cos., Inc., 7.625%, 2010	$5,745,000	$5,847,060
Fisher Scientific International, Inc., 6.125%, 2015	11,895,000	11,835,525
Kennametal, Inc., 7.2%, 2012	525,000	521,419

		$18,204,004

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Goods & Services - 1.7%
Clorox Co., 5%, 2013	$7,456,000	$7,643,257
Fortune Brands, Inc., 5.125%, 2011	8,189,000	8,192,030
Western Union Co., 5.4%, 2011	14,672,000	14,879,169

		$30,714,456
Defense Electronics - 0.7%
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	$5,985,000	$6,028,068
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	7,284,000	7,668,588

		$13,696,656
Electronics - 0.3%
Tyco Electronics Group S.A., 6.55%, 2017	$5,316,000	$4,091,385
Tyco Electronics Group S.A., 7.125%, 2037	2,706,000	1,650,314

		$5,741,699
Emerging Market Quasi-Sovereign - 1.4%
Hana Bank, 6.5%, 2012 (z)	$4,685,000	$4,771,256
Industrial Bank of Korea, 7.125%, 2014 (z)	5,144,000	5,060,647
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	1,342,000	1,194,380
Korea Development Bank, 8%, 2014	3,348,000	3,515,370
Mubadala Development Co., 7.625%, 2019 (z)	6,011,000	5,967,601
Petrobras International Finance Co., 7.875%, 2019	4,584,000	4,904,880

		$25,414,134
Emerging Market Sovereign - 1.0%
Emirate of Abu Dhabi, 6.75%, 2019 (z)	$4,113,000	$4,173,856
Republic of Indonesia, 11.625%, 2019 (n)	4,899,000	5,854,305
Republic of Korea, 5.75%, 2014	2,540,000	2,606,398
Republic of Korea, 7.125%, 2019	3,194,000	3,262,431
State of Qatar, 6.55%, 2019 (z)	2,568,000	2,651,460

		$18,548,450
Energy - Independent - 1.2%
Apache Corp., 7.375%, 2047	$37,000	$38,529
EnCana Corp., 4.6%, 2009	1,290,000	1,297,663
Nexen, Inc., 6.4%, 2037	11,352,000	8,259,726
Ocean Energy, Inc., 7.25%, 2011	5,087,000	5,383,608
XTO Energy, Inc., 6.25%, 2013	1,580,000	1,635,020
XTO Energy, Inc., 5.65%, 2016	5,596,000	5,434,455

		$22,049,001

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Integrated - 0.7%
Hess Corp., 8.125%, 2019	$4,980,000	$5,455,834
Petro-Canada, 6.05%, 2018	7,264,000	6,615,586

		$12,071,420
Entertainment - 0.0%
Time Warner, Inc., 6.875%, 2012	$100,000	$105,171

Financial Institutions - 0.5%
Household Finance Corp., 7%, 2012	$170,000	$164,664
HSBC Finance Corp., 6.75%, 2011	20,000	19,614
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	14,000,000	2,100,000
International Lease Finance Corp., 5%, 2010	868,000	778,066
ORIX Corp., 5.48%, 2011	7,592,000	5,903,304

		$8,965,648
Food & Beverages - 2.4%
Anheuser-Busch Companies, Inc., 7.75%, 2019 (n)	$8,170,000	$8,553,745
Conagra Foods, Inc., 7%, 2019	1,940,000	2,061,225
Diageo Capital PLC, 5.5%, 2016	8,088,000	8,105,858
Dr. Pepper Snapple Group, Inc., 6.82%, 2018	8,026,000	7,816,281
Kraft Foods, Inc., 6.125%, 2018	9,636,000	9,788,461
Miller Brewing Co., 5.5%, 2013 (n)	9,264,000	8,891,828

		$45,217,398
Food & Drug Stores - 0.5%
CVS Caremark Corp., 6.125%, 2016	$5,946,000	$6,065,699
CVS Caremark Corp., 5.75%, 2017	2,649,000	2,662,444

		$8,728,143
Forest & Paper Products - 0.2%
Stora Enso Oyj, 6.404%, 2016 (n)	$2,500,000	$1,500,000
Stora Enso Oyj, 7.25%, 2036 (n)	6,029,000	2,773,340

		$4,273,340
Gaming & Lodging - 0.3%
Wyndham Worldwide Corp., 6%, 2016	$9,625,000	$6,346,802

Industrial - 0.5%
Steelcase, Inc., 6.5%, 2011	$8,694,000	$8,585,290

Insurance - 1.1%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$6,322,000	$2,339,140
MetLife, Inc., 5.375%, 2012	300,000	285,364

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - continued
Metropolitan Life Global Funding, 5.125%, 2013 (n)	$6,580,000	$6,290,019
Prudential Financial, Inc., 5.1%, 2014	6,237,000	4,936,579
Prudential Financial, Inc., 6%, 2017	2,343,000	1,647,935
UnumProvident Corp., 6.85%, 2015 (n)	7,376,000	5,738,602

		$21,237,639
Insurance - Health - 0.3%
Humana, Inc., 7.2%, 2018	$5,996,000	$5,047,361

Insurance - Property & Casualty - 1.3%
AXIS Capital Holdings Ltd., 5.75%, 2014	$14,587,000	$11,034,511
Fund American Cos., Inc., 5.875%, 2013	8,790,000	6,844,210
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	1,480,000	784,607
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	10,570,000	5,707,800

		$24,371,128
International Market Quasi-Sovereign - 1.3%
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)	$9,350,000	$10,064,976
ING Bank N.V., 3.9%, 2014 (z)	6,800,000	6,752,087
Societe Financement de l’ Economie, 3.375%, 2014 (z)	7,905,000	7,931,758

		$24,748,821
Local Authorities - 1.4%
California Build America, 7.55%, 2039	$8,145,000	$8,492,384
Metropolitan Transportation Authority, NY, Build America, 7.336%, 2039	8,040,000	8,585,514
New Jersey Turnpike Authority Rev., Build America, “F”, 7.414%, 2040	7,857,000	8,517,774

		$25,595,672
Major Banks - 8.0%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$4,280,000	$1,668,528
Bank of America Corp., 5.65%, 2018	9,840,000	8,010,449
Bear Stearns Cos., Inc., 5.85%, 2010	5,231,000	5,386,910
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	6,500,000	4,213,625
Credit Suisse (USA), Inc., 5.125%, 2015	6,600,000	6,421,107
Credit Suisse (USA), Inc., 6%, 2018	9,090,000	8,107,380
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	2,817,000	2,511,981
Goldman Sachs Group, Inc., 5.625%, 2017	4,673,000	4,003,312
Goldman Sachs Group, Inc., 7.5%, 2019	12,834,000	13,169,275
JPMorgan Chase Bank, 6%, 2017	5,000,000	4,664,875
JPMorgan Chase Bank N.A., 5.875%, 2016	4,250,000	3,937,085
JPMorgan Chase Bank N.A., 6%, 2018	4,750,000	4,618,107
Merrill Lynch & Co., Inc., 6.15%, 2013	9,520,000	8,752,688
Merrill Lynch & Co., Inc., 6.05%, 2016	6,749,000	4,948,886

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Morgan Stanley, 5.75%, 2016	$7,752,000	$7,143,755
Morgan Stanley, 6.625%, 2018	10,150,000	9,659,339
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	6,381,000	5,032,835
Natixis S.A., 10% to 2018, FRN to 2049 (n)	6,870,000	2,817,937
PNC Funding Corp., 5.625%, 2017	12,232,000	10,489,723
Popular North America, Inc., 4.7%, 2009	1,200,000	1,192,778
Royal Bank of Scotland Group PLC, 9.118%, 2049	3,170,000	2,329,950
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	2,483,000	1,167,258
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	15,040,000	9,903,539
Wachovia Corp., 7.8%, 2010	250,000	255,664
Wachovia Corp., 5.75%, 2018	16,136,000	14,764,940
Wachovia Corp., 6.605%, 2025	2,393,000	2,011,314
Wells Fargo Bank NA, 6.45%, 2011	200,000	203,907

		$147,387,147
Medical & Health Technology & Services - 0.6%
Cardinal Health, Inc., FRN, 1.462%, 2009	$1,600,000	$1,575,758
Hospira, Inc., 5.55%, 2012	3,706,000	3,663,574
Hospira, Inc., 6.05%, 2017	3,910,000	3,504,103
McKesson Corp., 7.5%, 2019	1,470,000	1,583,747

		$10,327,182
Metals & Mining - 0.5%
International Steel Group, Inc., 6.5%, 2014	$8,379,000	$7,085,048
Rio Tinto Finance USA Ltd., 5.875%, 2013	1,520,000	1,433,284

		$8,518,332
Mortgage Backed - 22.8%
Fannie Mae, 6.022%, 2010	$3,500,000	$3,688,157
Fannie Mae, 4.506%, 2011	1,689,611	1,657,692
Fannie Mae, 4.55%, 2011	2,308,074	2,353,585
Fannie Mae, 4.79%, 2012	2,966,537	3,074,800
Fannie Mae, 4.86%, 2012 - 2014	3,617,971	3,841,780
Fannie Mae, 5.12%, 2012	1,892,075	1,988,091
Fannie Mae, 4.518%, 2013	1,090,724	1,126,937
Fannie Mae, 4.543%, 2013	2,342,350	2,430,484
Fannie Mae, 4.845%, 2013	2,622,004	2,737,421
Fannie Mae, 5.369%, 2013	1,133,200	1,204,287
Fannie Mae, 4.62%, 2014 - 2015	4,424,177	4,578,566
Fannie Mae, 4.666%, 2014	1,480,678	1,530,868
Fannie Mae, 4.77%, 2014	1,817,073	1,885,421
Fannie Mae, 4.839%, 2014	4,138,741	4,317,873
Fannie Mae, 5.05%, 2014	1,236,941	1,295,580
Fannie Mae, 5.412%, 2014	2,594,104	2,768,448

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 4.53%, 2015	$1,212,447	$1,238,537
Fannie Mae, 4.56%, 2015	12,292	12,602
Fannie Mae, 4.6%, 2015	1,931,968	1,980,112
Fannie Mae, 4.665%, 2015	1,227,213	1,264,268
Fannie Mae, 4.7%, 2015	15,342	15,797
Fannie Mae, 4.78%, 2015	2,670,870	2,760,661
Fannie Mae, 4.815%, 2015	1,863,000	1,930,050
Fannie Mae, 4.85%, 2015	1,476,109	1,533,350
Fannie Mae, 4.87%, 2015	1,243,721	1,291,607
Fannie Mae, 4.89%, 2015	386,054	400,721
Fannie Mae, 4.921%, 2015	4,780,856	4,985,258
Fannie Mae, 4.94%, 2015	2,616,000	2,703,491
Fannie Mae, 5%, 2016 - 2027	14,001,950	14,361,451
Fannie Mae, 5.09%, 2016	2,893,926	3,027,812
Fannie Mae, 5.395%, 2016	2,479,530	2,625,263
Fannie Mae, 5.423%, 2016	3,057,917	3,259,282
Fannie Mae, 5.5%, 2016 - 2038	115,898,275	120,422,465
Fannie Mae, 5.93%, 2016	1,314,519	1,432,582
Fannie Mae, 4.989%, 2017	4,613,834	4,788,468
Fannie Mae, 5.28%, 2017	2,707,000	2,849,092
Fannie Mae, 5.32%, 2017	795,605	840,711
Fannie Mae, 5.54%, 2017	1,520,000	1,622,125
Fannie Mae, 4.88%, 2020	903,269	935,757
Fannie Mae, 5.19%, 2020	2,966,842	3,046,864
Fannie Mae, 5.35%, 2023	2,173,720	2,260,978
Fannie Mae, 6%, 2029 - 2037	26,884,727	28,125,526
Fannie Mae, 6.5%, 2031 - 2033	948,870	1,019,445
Freddie Mac, 5.5%, 2017 - 2037	52,030,514	53,843,958
Freddie Mac, 5%, 2018 - 2028	32,092,920	32,893,057
Freddie Mac, 4%, 2023 - 2024	1,425,534	1,437,317
Freddie Mac, 6%, 2033 - 2038	21,231,257	22,236,081
Ginnie Mae, 6%, 2034 - 2038	22,579,115	23,581,250
Ginnie Mae, 5.5%, 2038	36,002,071	37,403,267
Multi-Family Capital Access One, Inc., 6.65%, 2024	625,537	625,124

		$423,234,319
Municipals - 1.9%
Harris County, TX, “C”, FSA, 5.25%, 2028	$7,255,000	$7,960,766
Massachusetts Health & Educational Authority Rev. (Mass Institute Technology), “K”, 5.5%, 2032	20,990,000	24,253,735
New York Dormitory Authority Rev. (New York University), “1”, BHAC, 5.5%, 2031	2,800,000	3,085,656

		$35,300,157

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - 2.3%
CenterPoint Energy, Inc., 7.875%, 2013	$11,557,000	$12,120,207
Energy Transfer Partners LP, 8.5%, 2014	1,667,000	1,799,315
Enterprise Products Operating LP, 5.65%, 2013	1,793,000	1,693,175
Enterprise Products Partners LP, 6.3%, 2017	7,570,000	7,003,499
Kinder Morgan Energy Partners LP, 6.75%, 2011	110,000	112,897
Kinder Morgan Energy Partners LP, 6%, 2017	7,523,000	7,094,956
Kinder Morgan Energy Partners LP, 7.75%, 2032	1,811,000	1,730,747
Kinder Morgan Energy Partners LP, 5.8%, 2035	3,398,000	2,571,229
Spectra Energy Capital LLC, 8%, 2019	8,265,000	8,183,565

		$42,309,590
Network & Telecom - 2.0%
British Telecommunications PLC, 5.15%, 2013	$4,846,000	$4,560,871
Deutsche Telekom International Finance B.V., 5.25%, 2013	821,000	841,457
Deutsche Telekom International Finance B.V., 5.75%, 2016	5,932,000	5,906,961
Telecom Italia S.p.A., 6.375%, 2033	8,370,000	6,241,459
Telemar Norte Leste S.A., 9.5%, 2019 (z)	4,492,000	4,682,910
Verizon New York, Inc., 6.875%, 2012	14,281,000	14,881,930

		$37,115,588
Oil Services - 0.3%
Smith International, Inc., 9.75%, 2019	$5,730,000	$6,055,894

Oils - 0.2%
Premcor Refining Group, Inc., 7.5%, 2015	$4,239,000	$4,214,956

Other Banks & Diversified Financials - 1.5%
American Express Centurion Bank, 5.55%, 2012	$5,147,000	$4,915,174
Capital One Financial Corp., 6.15%, 2016	6,666,000	4,027,457
Citigroup, Inc., 6.125%, 2018	10,850,000	9,118,524
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	1,161,000	563,085
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	6,801,000	3,785,437
Swedbank AB, 9% to 2010, FRN to 2049 (n)	3,120,000	1,201,200
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	6,530,000	2,677,300
UFJ Finance Aruba AEC, 6.75%, 2013	980,000	996,559

		$27,284,736
Pharmaceuticals - 0.8%
Pfizer, Inc., 7.2%, 2039	$7,020,000	$7,713,141
Roche Holdings, Inc., 6%, 2019 (n)	7,710,000	8,016,503

		$15,729,644

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Printing & Publishing - 0.2%
Pearson PLC, 5.5%, 2013 (n)	$3,090,000	$2,962,608

Railroad & Shipping - 0.5%
Canadian Pacific Railway Co., 6.5%, 2018	$5,038,000	$4,462,560
CSX Corp., 7.375%, 2019	5,390,000	5,541,437

		$10,003,997
Real Estate - 2.4%
Boston Properties, Inc., REIT, 5%, 2015	$3,697,000	$2,899,198
HRPT Properties Trust, REIT, 6.25%, 2016	9,494,000	6,158,283
Kimco Realty Corp., REIT, 6%, 2012	2,846,000	2,447,258
Kimco Realty Corp., REIT, 5.783%, 2016	7,672,000	5,927,203
Liberty Property LP, REIT, 5.5%, 2016	8,866,000	6,142,037
PPF Funding, Inc., REIT, 5.35%, 2012 (n)	2,080,000	1,522,822
ProLogis, REIT, 5.5%, 2012	1,980,000	1,609,985
ProLogis, REIT, 5.75%, 2016	5,816,000	3,746,993
ProLogis, REIT, 5.625%, 2016	3,056,000	2,045,540
Simon Property Group, Inc., REIT, 4.6%, 2010	2,637,000	2,572,135
Simon Property Group, Inc., REIT, 5.75%, 2015	1,508,000	1,238,952
Simon Property Group, Inc., REIT, 6.1%, 2016	5,269,000	4,554,798
Simon Property Group, Inc., REIT, 5.875%, 2017	2,880,000	2,302,183
Vornado Realty Trust, REIT, 4.75%, 2010	798,000	745,671

		$43,913,058
Restaurants - 0.4%
YUM! Brands, Inc., 8.875%, 2011	$7,075,000	$7,595,600

Retailers - 1.1%
Home Depot, Inc., 5.875%, 2036	$6,731,000	$4,932,342
J.C. Penney Corp., Inc., 8%, 2010	2,304,000	2,316,799
Macy’s, Inc., 6.625%, 2011	4,942,000	4,711,836
Wesfarmers Ltd., 6.998%, 2013 (n)	9,090,000	8,643,581

		$20,604,558
Specialty Stores - 0.4%
Best Buy, Inc., 6.75%, 2013	$6,551,000	$6,470,475

Supermarkets - 0.7%
Delhaize America, Inc., 9%, 2031	$5,177,000	$5,679,392
Kroger Co., 6.4%, 2017	7,498,000	7,804,601

		$13,483,993

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - 0.4%
Rogers Cable, Inc., 5.5%, 2014	$7,438,000	$7,478,031

Telephone Services - 0.3%
Embarq Corp., 7.082%, 2016	$6,301,000	$6,048,960

Tobacco - 1.4%
Altria Group, Inc., 9.7%, 2018	$5,170,000	$6,041,357
Altria Group, Inc., 9.25%, 2019	2,630,000	3,011,571
Philip Morris International, Inc., 4.875%, 2013	7,107,000	7,352,327
Reynolds American, Inc., 7.25%, 2012	125,000	121,412
Reynolds American, Inc., 6.75%, 2017	9,990,000	8,979,032

		$25,505,699
U.S. Government Agencies and Equivalents - 2.0%
Small Business Administration, 5.94%, 2016	$590,346	$626,483
Small Business Administration, 5.37%, 2016	602,389	633,032
Small Business Administration, 6.35%, 2021	27,314	29,127
Small Business Administration, 6.34%, 2021	43,057	45,910
Small Business Administration, 6.44%, 2021	42,892	45,841
Small Business Administration, 5.34%, 2021	248,682	259,971
Small Business Administration, 6.07%, 2022	162,432	172,778
Small Business Administration, 4.35%, 2023	1,245,339	1,274,378
Small Business Administration, 4.98%, 2023	1,861,452	1,919,202
Small Business Administration, 4.89%, 2023	1,730,616	1,793,725
Small Business Administration, 4.93%, 2024	2,215,075	2,298,355
Small Business Administration, 4.34%, 2024	1,941,526	1,975,710
Small Business Administration, 5.18%, 2024	1,882,248	1,938,125
Small Business Administration, 5.52%, 2024	2,500,949	2,607,454
Small Business Administration, 5.19%, 2024	2,599,293	2,721,235
Small Business Administration, 4.86%, 2024	1,665,264	1,724,467
Small Business Administration, 4.57%, 2025	2,704,088	2,774,861
Small Business Administration, 4.76%, 2025	8,317,572	8,587,408
Small Business Administration, 5.39%, 2025	890,639	939,121
Small Business Administration, 5.35%, 2026	4,934,485	5,207,854

		$37,575,037
U.S. Treasury Obligations - 8.2%
U.S. Treasury Bonds, 6.25%, 2023	$4,506,000	$5,633,906
U.S. Treasury Bonds, 6%, 2026	840,000	1,044,488
U.S. Treasury Bonds, 6.75%, 2026	8,948,000	12,000,109
U.S. Treasury Bonds, 5.25%, 2029	44,000	50,765
U.S. Treasury Bonds, 5.375%, 2031	8,958,000	10,550,840

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 4.5%, 2036	$2,640,000	$2,817,788
U.S. Treasury Bonds, 5%, 2037	16,007,000	18,478,081
U.S. Treasury Notes, 4.625%, 2009	3,503,000	3,542,135
U.S. Treasury Notes, 4.875%, 2009	261,000	264,579
U.S. Treasury Notes, 4%, 2010	525,000	542,760
U.S. Treasury Notes, 4.5%, 2010	202,000	210,309
U.S. Treasury Notes, 5.125%, 2011 (f)	68,437,000	74,468,011
U.S. Treasury Notes, 3.125%, 2013	12,090,000	12,749,280
U.S. Treasury Notes, 5.125%, 2016	6,351,000	7,365,674
U.S. Treasury Notes, 3.75%, 2018	1,376,000	1,446,630

		$151,165,355
Utilities - Electric Power - 5.3%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$8,639,000	$8,725,131
Beaver Valley Funding Corp., 9%, 2017	205,000	201,468
Bruce Mansfield Unit, 6.85%, 2034	9,540,000	7,071,538
CenterPoint Energy, Inc., 5.95%, 2017	3,290,000	2,718,724
Dominion Resources, Inc., 6.4%, 2018	5,170,000	5,340,946
Duke Energy Corp., 5.65%, 2013	13,236,000	13,605,284
EDP Finance B.V., 6%, 2018 (n)	14,950,000	14,480,764
Exelon Generation Co. LLC, 6.95%, 2011	16,316,000	16,936,514
FirstEnergy Corp., 6.45%, 2011	4,614,000	4,686,172
ISA Capital do Brasil S.A., 7.875%, 2012	5,085,000	5,085,000
MidAmerican Energy Holdings Co., 5.875%, 2012	1,182,000	1,221,761
NiSource Finance Corp., 7.875%, 2010	6,470,000	6,463,692
Oncor Electric Delivery Co. LLC, 6.8%, 2018 (n)	6,800,000	6,787,991
Progress Energy, Inc., 7.05%, 2019	3,260,000	3,455,893
System Energy Resources, Inc., 5.129%, 2014 (z)	568,073	523,116

		$97,303,994
Total Bonds (Identified Cost, $1,974,695,283)		$1,789,829,001

Floating Rate Loans (g)(r) - 0.3%
Medical & Health Technology & Services - 0.3%
HCA, Inc., Term Loan B, 3.47%, 2013 (Identified Cost, $6,061,519)	$6,016,476	$5,419,612

Money Market Funds (v) - 2.7%
MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	49,563,654	$49,563,654
Total Investments (Identified Cost, $2,030,320,456)		$1,844,812,267

Other Assets, Less Liabilities - 0.4%		8,238,980
Net Assets - 100.0%		$1,853,051,247

Portfolio of Investments – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $159,802,000, representing 8.62% of net assets.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, 6.1%, 2045	12/07/06	$4,242,982	$331,920
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045	3/11/05	1,091,896	73,128
Anthracite CDO III Ltd., 6.077%, 2039	10/25/06	4,998,315	600,000
Bayview Commercial Asset Trust, FRN, 0.748%, 2035	6/09/05	881,899	576,668
Bayview Commercial Asset Trust, FRN, 1.6%, 2035	10/06/05	2,361,911	1,562,918
Bayview Commercial Asset Trust, FRN, 1.68%, 2036	2/28/06	2,054,585	1,279,024
Bayview Commercial Asset Trust, FRN, 0.708%, 2036	2/23/06	702,311	384,094
Bayview Commercial Asset Trust, FRN, 1.798%, 2036	5/16/06-12/30/08	1,906,397	1,398,887
Bayview Commercial Asset Trust, FRN, 2.391%, 2036	9/11/06	5,229,618	3,051,141
Bayview Commercial Asset Trust, FRN, 2.331%, 2036	10/25/06	2,534,562	1,406,236
Bayview Commercial Asset Trust, FRN, 2.477%, 2037	1/26/07-12/30/08	5,286,820	2,499,562
Bayview Commercial Mortgage Pass-Through Trust, FRN, 1.68%, 2036	3/29/06	1,475,120	368,133
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.235%, 2040	3/01/06	4,984,717	2,193,275
Brascan Real Estate, CDO, FRN, 2.707%, 2040	9/14/04	418,000	41,800

Portfolio of Investments – continued

Restricted Securities	Acquisition Date	Cost	Current Market Value
British Sky Broadcasting, 6.1%, 2018	2/07/08-12/30/08	$6,828,681	$6,221,452
Capital Trust Realty CDO Ltd., 5.16%, 2035	4/07/06	4,495,498	1,351,400
Commercial Mortgage Asset Trust, FRN, 1.096%, 2032	8/25/03	90,784	67,295
Crest G-Star, CDO, 6.95%, 2032	9/13/05	6,953,535	3,263,000
Emirate of Abu Dhabi, 6.75%, 2019	4/01/09	4,097,301	4,173,856
Falcon Franchise Loan LLC, FRN, 3.548%, 2021	1/18/02	27,832	22,899
Falcon Franchise Loan LLC, FRN, 4.334%, 2025	1/29/03	875,411	546,895
Gramercy Real Estate Ltd., CDO, FRN, 1.412%, 2035	6/21/05-1/18/07	1,260,025	466,200
Hana Bank, 6.5%, 2012	4/02/09-4/03/09	4,731,545	4,771,256
ING Bank N.V., 3.9%, 2014	4/12/09	6,787,154	6,752,087
Industrial Bank of Korea, 7.125%, 2014	4/16/09	5,109,922	5,060,647
Morgan Stanley Capital I, Inc., FRN, 1.516%, 2031	6/10/03	49,250	42,889
Mubadala Development Co., 7.625%, 2019	4/30/09	5,967,601	5,967,601
Preferred Term Securities XIX Ltd., CDO, FRN, 1.67%, 2035	9/08/05-12/30/08	7,837,451	2,441,519
Prudential Securities Secured Financing Corp., FRN, 6.885%, 2013	12/06/04-12/30/08	1,984,197	1,803,137
Salomon Brothers Mortgage Securities, Inc., FRN, 7.146%, 2032	1/07/05	3,701,971	3,153,011
Societe Financement de l’ Economie, 3.375%, 2014	4/23/09	7,874,408	7,931,758
State of Qatar, 6.55%, 2019	4/02/09	2,559,869	2,651,460
System Energy Resources, Inc., 5.129%, 2014	4/16/04	568,073	523,116
Telemar Norte Leste S.A., 9.5%, 2019	4/16/09-4/24/09	4,569,788	4,682,910
Total Restricted Securities			$77,661,174
% of Net Assets			4.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Insurers
BHAC	Berkshire Hathaway Assurance Corp.
FSA	Financial Security Assurance Inc.

Portfolio of Investments – continued

Derivative Contracts at 4/30/09

Futures Contracts Outstanding at 4/30/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 30 yr (Short)	USD	572	$70,105,750	Jun-09	$2,109,264
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	900	105,426,563	Jun-09	$(235,181)
U.S. Treasury Note 10 yr (Long)	USD	26	3,144,375	Jun-09	(11,060)
					(246,241)

					$1,863,023

Swap Agreements at 4/30/09

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
6/20/13	USD	5,860,000	Morgan Stanley Capital Services, Inc.	(1)	1.48% (fixed rate)	$85,539
9/20/13	USD	6,020,000	Morgan Stanley Capital Services, Inc.	(2)	0.99% (fixed rate)	222,715
12/20/13	USD	5,980,000	Goldman Sachs International	(2)	1.50% (fixed rate)	101,408
12/20/13	USD	3,000,000	Merrill Lynch International	(3)	1.43% (fixed rate)	55,138
3/20/14	USD	4,850,000	Morgan Stanley Capital Services, Inc.	(4)	1.75% (fixed rate)	49,244

						$514,044

Liability Derivatives
Credit Default Swaps
6/20/13	USD	5,980,000	Morgan Stanley Capital Services, Inc.	(5)	1.07% (fixed rate)	$(86,803)
12/20/13	USD	6,030,000	JPMorgan Chase Bank	(5)	0.78% (fixed rate)	(12,262)
6/20/14	USD	9,920,000	Goldman Sachs International	(6)	5.40% (fixed rate)	(1,140,155)

						$(1,239,220)

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Weyerhaeuser Co. IDB, 7.125%, 7/15/23.
(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by British Telecom PLC, 5.75%, 12/07/28.
(3)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Cigna Corp., 7.875%, 5/15/27.
(4)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Weyerhaeuser Corp., 7.125%, 7/15/23.
(5)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Arrow Electronics, Inc., 6.875%, 6/01/18.
(6)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Capital One Financial Corp., 6.25%, 11/15/13.

At April 30, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,980,756,802)	$1,795,248,613
Underlying funds, at cost and value	49,563,654
Total investments, at value (identified cost, $2,030,320,456)	$1,844,812,267
Cash	645,282
Receivables for
Daily variation margin on open futures contracts	116,438
Investments sold	2,483,561
Swaps, at value	514,044
Fund shares sold	6,012,100
Interest and dividends	22,364,085
Other assets	22,709
Total assets	$1,876,970,486
Liabilities
Payables for
Distributions	$2,498,872
Investments purchased	14,143,790
Fund shares reacquired	5,027,560
Swaps, at value	1,239,220
Payable to affiliates
Management fee	30,324
Shareholder servicing costs	598,643
Distribution and service fees	43,613
Administrative services fee	2,023
Program manager fees	16
Payable for independent trustees’ compensation	316
Accrued expenses and other liabilities	334,862
Total liabilities	$23,919,239
Net assets	$1,853,051,247
Net assets consist of
Paid-in capital	$2,208,067,732
Unrealized appreciation (depreciation) on investments	(184,370,342)
Accumulated net realized gain (loss) on investments	(171,111,416)
Undistributed net investment income	465,273
Net assets	$1,853,051,247
Shares of beneficial interest outstanding	206,170,746

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$799,077,494	88,932,444	$8.99
Class B	45,472,831	5,051,973	9.00
Class C	83,990,097	9,331,449	9.00
Class I	825,529,024	91,835,902	8.99
Class W	16,151,191	1,796,848	8.99
Class R1	2,998,318	333,094	9.00
Class R2	33,055,220	3,681,593	8.98
Class R3	26,212,755	2,918,467	8.98
Class R4	17,582,968	1,957,059	8.98
Class 529A	1,288,949	143,799	8.96
Class 529B	477,663	53,066	9.00
Class 529C	1,214,737	135,052	8.99

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all shares classes, except for Class A and Class 529A, for which the maximum offering price per share was $9.44 and $9.41, respectively.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$134,577,002
Dividends from underlying funds	523,991
Total investment income		$135,100,993
Expenses
Management fee	$11,399,750
Distribution and service fees	4,773,190
Program manager fees	2,666
Shareholder servicing costs	2,851,547
Administrative services fee	393,861
Independent trustees’ compensation	61,855
Custodian fee	226,538
Shareholder communications	453,669
Auditing fees	64,976
Legal fees	66,404
Miscellaneous	297,772
Total expenses		$20,592,228
Fees paid indirectly	(30,919)
Reduction of expenses by investment adviser and distributor	(6,356,283)
Net expenses		$14,205,026
Net investment income		$120,895,967
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(74,624,362)
Futures contracts	(13,013,204)
Swap transactions	8,634,703
Net realized gain (loss) on investments		$(79,002,863)
Change in unrealized appreciation (depreciation)
Investments	$(137,449,583)
Futures contracts	3,635,384
Swap transactions	1,961,586
Net unrealized gain (loss) on investments		$(131,852,613)
Net realized and unrealized gain (loss) on investments		$(210,855,476)
Change in net assets from operations		$(89,959,509)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2009	2008
Change in net assets
From operations
Net investment income	$120,895,967	$133,056,301
Net realized gain (loss) on investments	(79,002,863)	(1,939,736)
Net unrealized gain (loss) on investments	(131,852,613)	(50,436,232)
Change in net assets from operations	$(89,959,509)	$80,680,333
Distributions declared to shareholders
From net investment income	$(132,321,229)	$(140,135,749)
Change in net assets from fund share transactions	$(623,010,769)	$504,824,249
Total change in net assets	$(845,291,507)	$445,368,833
Net assets
At beginning of period	2,698,342,754	2,252,973,921
At end of period (including undistributed net investment income of $465,273 and accumulated distributions in excess of net investment income of $2,308,938, respectively)	$1,853,051,247	$2,698,342,754

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.78	$10.04	$9.86	$10.33	$10.35
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.49	$0.47	$0.41	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	(0.24)	0.21	(0.33)	0.13
Total from investment operations	$(0.26)	$0.25	$0.68	$0.08	$0.52
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.51)	$(0.50)	$(0.54)	$(0.52)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions declared to shareholders	$(0.53)	$(0.51)	$(0.50)	$(0.55)	$(0.54)
Net asset value, end of period	$8.99	$9.78	$10.04	$9.86	$10.33
Total return (%) (r)(s)(t)	(2.54)	2.60	7.08	0.70	5.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.02	1.06	1.09	1.07
Expenses after expense reductions (f)	0.64	0.62	0.70	0.70	0.70
Net investment income	5.27	4.94	4.75	4.05	3.77
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$799,077	$1,137,796	$1,059,522	$922,617	$671,506

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.80	$10.06	$9.88	$10.34	$10.37
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.41	$0.39	$0.33	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	(0.75)	(0.24)	0.21	(0.33)	0.12
Total from investment operations	$(0.34)	$0.17	$0.60	$—	$0.42
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.43)	$(0.42)	$(0.45)	$(0.43)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions declared to shareholders	$(0.46)	$(0.43)	$(0.42)	$(0.46)	$(0.45)
Net asset value, end of period	$9.00	$9.80	$10.06	$9.88	$10.34
Total return (%) (r)(s)(t)	(3.41)	1.75	6.17	(0.04)	4.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.63	1.71	1.74	1.72
Expenses after expense reductions (f)	1.44	1.43	1.55	1.55	1.55
Net investment income	4.47	4.11	3.92	3.21	2.93
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$45,473	$60,335	$67,970	$77,518	$83,473

Class C	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.80	$10.05	$9.88	$10.34	$10.37
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.40	$0.39	$0.32	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	(0.75)	(0.22)	0.20	(0.32)	0.12
Total from investment operations	$(0.35)	$0.18	$0.59	$—	$0.42
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.43)	$(0.42)	$(0.45)	$(0.43)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions declared to shareholders	$(0.45)	$(0.43)	$(0.42)	$(0.46)	$(0.45)
Net asset value, end of period	$9.00	$9.80	$10.05	$9.88	$10.34
Total return (%) (r)(s)(t)	(3.45)	1.84	6.07	(0.04)	4.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.67	1.71	1.74	1.72
Expenses after expense reductions (f)	1.49	1.47	1.55	1.55	1.55
Net investment income	4.43	4.08	3.90	3.20	2.93
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$83,990	$83,506	$67,112	$59,342	$53,915

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.78	$10.04	$9.87	$10.33	$10.35
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.50	$0.48	$0.42	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	(0.75)	(0.23)	0.21	(0.32)	0.13
Total from investment operations	$(0.25)	$0.27	$0.69	$0.10	$0.53
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.53)	$(0.52)	$(0.55)	$(0.53)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions declared to shareholders	$(0.54)	$(0.53)	$(0.52)	$(0.56)	$(0.55)
Net asset value, end of period	$8.99	$9.78	$10.04	$9.87	$10.33
Total return (%) (r)(s)	(2.39)	2.75	7.13	0.96	5.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.67	0.71	0.74	0.72
Expenses after expense reductions (f)	0.49	0.47	0.55	0.55	0.55
Net investment income	5.43	5.09	4.89	4.20	3.95
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$825,529	$1,301,075	$958,287	$614,643	$486,212

Class W	Years ended 4/30
	2009	2008	2007
Net asset value, beginning of period	$9.78	$10.03	$9.86
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.49	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	(0.22)	0.29
Total from investment operations	$(0.25)	$0.27	$0.68
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.52)	$(0.51)
Net asset value, end of period	$8.99	$9.78	$10.03
Total return (%) (r)(s)	(2.49)	2.75	7.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.77	0.82
Expenses after expense reductions (f)	0.59	0.57	0.65
Net investment income	5.34	4.92	4.55
Portfolio turnover	75	96	56
Net assets at end of period (000 Omitted)	$16,151	$14,321	$861

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 4/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$9.80	$10.06	$9.88	$10.35	$10.28
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.40	$0.38	$0.32	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)	(0.24)	0.21	(0.34)	0.08
Total from investment operations	$(0.35)	$0.16	$0.59	$(0.02)	$0.11
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.42)	$(0.41)	$(0.44)	$(0.04)
From net realized gain on investments	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.45)	$(0.42)	$(0.41)	$(0.45)	$(0.04)
Net asset value, end of period	$9.00	$9.80	$10.06	$9.88	$10.35
Total return (%) (r)(s)	(3.45)	1.65	6.07	(0.28)	1.02 (n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.75	1.90	1.94	1.93 (a)
Expenses after expense reductions (f)	1.49	1.56	1.65	1.67	1.76 (a)
Net investment income	4.44	3.99	3.79	3.11	2.93 (a)
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$2,998	$2,891	$1,655	$488	$50

Class R2	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.77	$10.03	$9.85	$10.32	$10.35
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.44	$0.42	$0.36	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	(0.23)	0.21	(0.34)	0.12
Total from investment operations	$(0.29)	$0.21	$0.63	$0.02	$0.44
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.47)	$(0.45)	$(0.48)	$(0.45)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions declared to shareholders	$(0.50)	$(0.47)	$(0.45)	$(0.49)	$(0.47)
Net asset value, end of period	$8.98	$9.77	$10.03	$9.85	$10.32
Total return (%) (r)(s)	(2.88)	2.14	6.55	0.16	4.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.27	1.45	1.49	1.48
Expenses after expense reductions (f)	0.99	1.07	1.20	1.23	1.31
Net investment income	4.94	4.49	4.25	3.54	3.25
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$33,055	$42,613	$26,212	$14,923	$3,908

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 4/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$9.77	$10.03	$9.86	$10.33	$10.26
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.47	$0.45	$0.37	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	(0.24)	0.20	(0.32)	0.08
Total from investment operations	$(0.27)	$0.23	$0.65	$0.05	$0.11
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.49)	$(0.48)	$(0.51)	$(0.04)
From net realized gain on investments	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.52)	$(0.49)	$(0.48)	$(0.52)	$(0.04)
Net asset value, end of period	$8.98	$9.77	$10.03	$9.86	$10.33
Total return (%) (r)(s)	(2.64)	2.39	6.71	0.45	1.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	1.01	1.12	1.14	1.12	(a)
Expenses after expense reductions (f)	0.74	0.82	0.95	0.95	0.95	(a)
Net investment income	5.18	4.74	4.50	3.82	3.73	(a)
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$26,213	$38,851	$28,761	$10,835	$51

Class R4	Years ended 4/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$9.78	$10.04	$9.86	$10.33	$10.26
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.49	$0.47	$0.36	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)	(0.23)	0.22	(0.28)	0.08
Total from investment operations	$(0.26)	$0.26	$0.69	$0.08	$0.11
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.52)	$(0.51)	$(0.54)	$(0.04)
From net realized gain on investments	—	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.54)	$(0.52)	$(0.51)	$(0.55)	$(0.04)
Net asset value, end of period	$8.98	$9.78	$10.04	$9.86	$10.33
Total return (%) (r)(s)	(2.50)	2.68	7.13	0.76	1.12	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.73	0.82	0.84	0.82	(a)
Expenses after expense reductions (f)	0.49	0.54	0.65	0.65	0.65	(a)
Net investment income	5.44	5.02	4.75	4.02	4.04	(a)
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$17,583	$14,182	$11,129	$358	$51

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.75	$10.01	$9.84	$10.30	$10.33
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.45	$0.42	$0.37	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(0.75)	(0.23)	0.22	(0.32)	0.11
Total from investment operations	$(0.28)	$0.22	$0.64	$0.05	$0.47
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.48)	$(0.47)	$(0.50)	$(0.48)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions declared to shareholders	$(0.51)	$(0.48)	$(0.47)	$(0.51)	$(0.50)
Net asset value, end of period	$8.96	$9.75	$10.01	$9.84	$10.30
Total return (%) (r)(s)(t)	(2.74)	2.24	6.60	0.44	4.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.26	1.32	1.34	1.47
Expenses after expense reductions (f)	0.83	0.96	1.05	1.05	1.05
Net investment income	5.14	4.61	4.41	3.71	3.44
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$1,289	$1,170	$1,213	$637	$498

Class 529B	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.80	$10.06	$9.88	$10.35	$10.36
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.38	$0.35	$0.30	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)	(0.23)	0.22	(0.33)	0.13
Total from investment operations	$(0.36)	$0.15	$0.57	$(0.03)	$0.41
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.41)	$(0.39)	$(0.43)	$(0.40)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions declared to shareholders	$(0.44)	$(0.41)	$(0.39)	$(0.44)	$(0.42)
Net asset value, end of period	$9.00	$9.80	$10.06	$9.88	$10.35
Total return (%) (r)(s)(t)	(3.55)	1.50	5.91	(0.39)	3.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.91	1.97	1.99	1.97
Expenses after expense reductions (f)	1.59	1.71	1.80	1.80	1.80
Net investment income	4.34	3.84	3.66	2.96	2.68
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$478	$397	$355	$153	$130

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 4/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.79	$10.05	$9.87	$10.34	$10.36
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.37	$0.35	$0.30	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)	(0.22)	0.22	(0.33)	0.12
Total from investment operations	$(0.36)	$0.15	$0.57	$(0.03)	$0.40
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.41)	$(0.39)	$(0.43)	$(0.40)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions declared to shareholders	$(0.44)	$(0.41)	$(0.39)	$(0.44)	$(0.42)
Net asset value, end of period	$8.99	$9.79	$10.05	$9.87	$10.34
Total return (%) (r)(s)(t)	(3.56)	1.49	5.91	(0.39)	3.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.91	1.97	1.99	1.97
Expenses after expense reductions (f)	1.59	1.71	1.80	1.80	1.80
Net investment income	4.34	3.82	3.65	3.20	2.69
Portfolio turnover	75	96	56	77	99
Net assets at end of period (000 Omitted)	$1,215	$1,208	$628	$283	$249

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3 and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts

Notes to Financial Statements – continued

are primarily traded. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of April 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$49,563,654	$1,795,248,613	$—	$1,844,812,267
Other Financial Instruments	$1,863,023	$(725,176)	$—	$1,137,847

In April 2009, FASB Staff Position (FSP) 157-4 was issued and is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Management is evaluating the application of the FSP to the fund, and believes the impact resulting from the adoption of this FSP will be limited to expanded disclosure in the fund’s financial statements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or

Notes to Financial Statements – continued

the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced

Notes to Financial Statements – continued

disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and believes the impact resulting from the adoption of this Standard will be limited to expanded disclosure in the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the

Notes to Financial Statements – continued

agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior

Notes to Financial Statements – continued

to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/09	4/30/08
Ordinary income (including any short-term capital gains)	$132,321,229	$140,135,749

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/09
Cost of investments	$2,039,641,994
Gross appreciation	39,297,707
Gross depreciation	(234,127,434)
Net unrealized appreciation (depreciation)	$(194,829,727)
Undistributed ordinary income	$8,393,473
Capital loss carryforwards	(106,116,963)
Post-October capital loss deferral	(52,750,134)
Other temporary differences	(9,713,134)

As of April 30, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Expiration Date	Amount
4/30/11	$(108,693)
4/30/12	(1,464,107)
4/30/13	(1,670,568)
4/30/14	(14,142,447)
4/30/15	(33,880,250)
4/30/16	(14,742,595)
4/30/17	(40,108,303)
$(106,116,963)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Intermediate Investment Grade Bond Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight

Notes to Financial Statements – continued

years after purchase. The fund’s distributions declared to shareholders by class are as follows:

From net investment income

	Year ended 4/30/09	Year ended 4/30/08
Class A	$55,396,969	$60,575,705
Class B	2,471,547	2,974,522
Class C	3,766,851	3,392,090
Class I	64,814,398	67,572,057
Class W	881,421	501,835
Class R (b)	—	619,417
Class R1	135,172	100,955
Former Class R2 (b)	—	192,144
Class R2	1,994,318	1,470,449
Class R3	1,634,112	2,003,760
Class R4	1,087,096	628,088
Class 529A	66,186	56,835
Class 529B	18,996	14,565
Class 529C	54,163	33,327
Total	$132,321,229	$140,135,749

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.30% of the fund’s average daily net assets. This written agreement will continue until June 30, 2009. This management fee reduction amounted to $4,559,926, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2009 was equivalent to an annual effective rate of 0.30% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $79,133 and $385 for the year ended April 30, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the

Notes to Financial Statements – continued

distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$3,221,116
Class B	0.75%	0.25%	1.00%	0.95%	473,971
Class C	0.75%	0.25%	1.00%	1.00%	762,315
Class W	0.10%	—	0.10%	0.10%	14,903
Class R1	0.75%	0.25%	1.00%	1.00%	27,181
Class R2	0.25%	0.25%	0.50%	0.50%	182,844
Class R3	—	0.25%	0.25%	0.25%	71,954
Class 529A	—	0.25%	0.25%	0.23%	3,854
Class 529B	0.75%	0.25%	1.00%	1.00%	3,876
Class 529C	0.75%	0.25%	1.00%	1.00%	11,176
Total Distribution and Service Fees					$4,773,190

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2009 based on each class’ average daily net assets. 0.10% of the Class A and 0.10% of the Class 529A service fee is currently being waived under a written waiver arrangement through August 31, 2009. For the year ended April 30, 2009, this waiver amounted to $960,572 and is reflected as a reduction of total expenses in the Statement of Operations. Assets attributable to Class B shares sold prior to May 1, 2006 are subject to the 0.25% annual Class B service fee. Assets attributable to Class B shares are currently subject to a Class B service fee of 0.15% annually. The remaining portion of the Class B service fee is not in effect on such assets but may be implemented on such date as the fund’s Board of Trustees may determine. Prior to March 1, 2009, 0.10% of the Class 529A distribution fee was paid by the fund and the remaining 0.15% was not in effect. Prior to March 1, 2009, 0.10% of the Class A distribution fee was waived under a written waiver arrangement. For the year ended April 30, 2009, this waiver amounted to $822,557 and is reflected as a reduction of total expenses in the Statement of Operations. Effective March 1, 2009, the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All

Notes to Financial Statements – continued

contingent deferred sales charges are paid to MFD and during the year ended April 30, 2009, were as follows:

Amount
Class A	$278
Class B	85,500
Class C	16,737
Class 529B	240
Class 529C	44

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2009, were as follows:

Amount
Class 529A	$1,160
Class 529B	388
Class 529C	1,118
Total Program Manager Fees	$2,666

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2009, the fee was $401,359, which equated to 0.0176% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,356,877.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended April 30, 2009, these costs for the

Notes to Financial Statements – continued

fund amounted to $1,093,311 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2009 was equivalent to an annual effective rate of 0.0172% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $25,204 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $13,228, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$946,870,202	$1,234,541,234
Investments (non-U.S. Government securities)	$731,002,977	$971,625,709

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/09		Year ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	34,295,397	$311,979,801	59,431,269	$586,011,758
Class B	1,240,304	11,148,824	1,151,997	11,390,433
Class C	3,546,644	31,892,707	3,542,911	35,043,238
Class I	15,532,908	138,716,529	23,080,849	227,425,683
Class W	1,214,225	10,794,866	1,504,679	14,842,798
Class R (b)	—	—	674,626	6,661,079
Class R1	200,514	1,800,772	215,981	2,190,926
Former Class R2 (b)	—	—	670,718	6,645,082
Class R2	1,452,378	13,188,422	3,040,898	29,804,697
Class R3	976,631	8,848,215	3,173,385	31,292,691
Class R4	1,366,471	12,872,064	1,447,707	14,233,340
Class 529A	37,995	337,878	26,692	262,106
Class 529B	15,738	138,300	7,804	76,833
Class 529C	42,141	375,786	76,222	757,440
	59,921,346	$542,094,164	98,045,738	$966,638,104
Shares issued in connection with acquisition of MFS Intermediate Investment Grade Bond Fund
Class A			2,410,426	$23,636,239
Class B			788,493	7,745,745
Class C			341,497	3,354,394
Class I			34,725,356	340,598,347
Class R1			792	7,787
Former Class R2 (b)			5,421	53,319
Class R2			4,481	43,905
Class R3			5,479	53,700
Class R4			5,510	54,028
			38,287,455	$375,547,464

Notes to Financial Statements – continued

	Year ended 4/30/09		Year ended 4/30/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	4,077,672	$36,971,900	4,216,348	$41,680,376
Class B	209,754	1,902,959	236,273	2,340,226
Class C	247,964	2,245,937	204,561	2,025,364
Class I	5,246,311	47,673,285	5,097,084	50,382,402
Class W	90,703	818,891	42,986	424,672
Class R (b)	—	—	60,773	601,446
Class R1	14,865	134,409	9,659	95,608
Former Class R2 (b)	—	—	18,488	183,154
Class R2	211,765	1,914,616	143,370	1,415,541
Class R3	178,608	1,617,459	195,320	1,929,457
Class R4	114,014	1,030,563	60,711	600,021
Class 529A	7,336	65,943	5,684	56,039
Class 529B	2,098	18,942	1,442	14,284
Class 529C	5,947	53,770	3,132	30,962
	10,407,037	$94,448,674	10,295,831	$101,779,552
Shares reacquired
Class A	(65,787,865)	$(594,175,048)	(55,268,696)	$(545,346,604)
Class B	(2,556,847)	(23,361,837)	(2,777,374)	(27,421,562)
Class C	(2,987,312)	(27,172,868)	(2,239,481)	(22,120,931)
Class I	(61,941,241)	(553,413,980)	(25,351,516)	(250,257,833)
Class W	(971,656)	(8,576,148)	(169,937)	(1,672,145)
Class R (b)	—	—	(3,411,985)	(33,548,347)
Class R1	(177,321)	(1,613,984)	(95,968)	(1,000,637)
Former Class R2 (b)	—	—	(933,562)	(9,174,692)
Class R2	(2,344,168)	(21,305,784)	(1,440,797)	(14,186,798)
Class R3	(2,211,858)	(20,517,263)	(2,265,913)	(22,333,836)
Class R4	(973,504)	(8,841,275)	(1,172,562)	(11,524,076)
Class 529A	(21,480)	(198,846)	(33,587)	(330,918)
Class 529B	(5,237)	(48,644)	(4,080)	(40,520)
Class 529C	(36,390)	(327,930)	(18,499)	(181,972)
	(140,014,879)	$(1,259,553,607)	(95,183,957)	$(939,140,871)

Notes to Financial Statements – continued

	Year ended 4/30/09		Year ended 4/30/08
	Shares	Amount	Shares	Amount
Net change
Class A	(27,414,796)	$(245,223,347)	10,789,347	$105,981,769
Class B	(1,106,789)	(10,310,054)	(600,611)	(5,945,158)
Class C	807,296	6,965,776	1,849,488	18,302,065
Class I	(41,162,022)	(367,024,166)	37,551,773	368,148,599
Class W	333,272	3,037,609	1,377,728	13,595,325
Class R (b)	—	—	(2,676,586)	(26,285,822)
Class R1	38,058	321,197	130,464	1,293,684
Former Class R2 (b)	—	—	(238,935)	(2,293,137)
Class R2	(680,025)	(6,202,746)	1,747,952	17,077,345
Class R3	(1,056,619)	(10,051,589)	1,108,271	10,942,012
Class R4	506,981	5,061,352	341,366	3,363,313
Class 529A	23,851	204,975	(1,211)	(12,773)
Class 529B	12,599	108,598	5,166	50,597
Class 529C	11,698	101,626	60,855	606,430
	(69,686,496)	$(623,010,769)	51,445,067	$504,824,249

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, and MFS Growth Allocation Fund were the owners of record of approximately 7%, 13%, and 5%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus 1.25%. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, currently at a rate

Notes to Financial Statements – continued

equal to the Federal Reserve funds rate plus 0.30%. For the year ended April 30, 2009, the fund’s commitment fee and interest expense were $20,448 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	90,232	1,307,245,698	(1,257,772,276)	49,563,654

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$523,991	$49,563,654

(8)	Acquisitions

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of MFS Intermediate Investment Grade Bond Fund. The acquisition was accomplished by a tax-free exchange of 38,287,455 shares of the fund (valued at $375,547,464) for all of the assets and liabilities of MFS Intermediate Investment Grade Bond Fund. MFS Intermediate Investment Grade Bond Fund then distributed the shares of the fund that MFS Intermediate Investment Grade Bond Fund received from the fund to its shareholders. MFS Intermediate Investment Grade Bond Fund’s net assets on that date were $375,547,464, including $8,590,690 of unrealized depreciation, $25,199 of distributions in excess of net investment income and $9,701,317 of accumulated net realized loss on investments. The aggregate net assets of the fund after the acquisition were $2,679,113,474.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Research Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2009

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Robert Persons
Michael Roberge
Jeffrey Wakelin

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA
1-800-637-8255	02205-5824
24 hours a day
Overnight mail
Account service and	MFS Service Center, Inc.
literature	c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809
Shareholders
1-800-225-2606
8 a.m. to 8 p.m. Eastern time
Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time
Retirement plan services
1-800-637-1255
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MFS® Mutual Funds	4/30/09
ANNUAL REPORT

MFS® Research Bond Fund J

MFS® Research Bond Fund J

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address

(www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

The market downturns and economic setbacks of late probably rank among the worst financial declines most of us have experienced. Inevitably, people may be questioning their commitment to investing. Still, it is important to remember that downturns are an inescapable part of the business cycle. Such troughs have been seen before, and if we can use history as a guide, market recoveries typically have followed.

Recent events have clearly shown us the value of certain types of investments. In this environment, two of the hallmarks of mutual funds — transparency and liquidity — have become critically important. Unlike some other types of investments, the operations of mutual funds are relatively transparent to their shareholders. With their daily redemption feature, mutual funds also generally provide easy, convenient access to one’s money. Through these recent market upheavals, this level of liquidity enhanced the ability of mutual fund investors to respond and modify their investments as they and their advisors saw fit — a flexibility that those in less liquid investments simply did not have at their disposal.

At MFS® we take particular pride in how well mutual funds can serve investors because we invented the mutual fund in the United States. Established in 1924, Massachusetts Investors Trust was the nation’s first fund. Recent market events only reinforce what we have learned through 85 years — that mutual funds provide unique features that are important to investors in any type of market climate.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

June 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. For a prospectus containing this and other information, contact your investment professional or view online. Read it carefully.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	37.0%
Mortgage-Backed Securities	23.0%
U.S. Treasury Securities	12.5%
Commercial Mortgage-Backed Securities	7.4%
Emerging Markets Bonds	2.5%
High Yield Corporates	2.5%
Asset-Backed Securities	1.9%
U.S. Government Agencies	1.2%
Collateralized Debt Obligations	1.2%
Non-U.S. Government Bonds	0.9%
Municipal Bonds	0.6%
Floating Rate Loans	0.5%
Residential Mortgage-Backed Securities	0.1%

Credit quality of bonds (r)
AAA	48.7%
AA	4.3%
A	12.9%
BBB	28.9%
BB	3.7%
B	0.6%
CCC	0.6%
D (o)	0.0%
Not Rated	0.3%

Portfolio facts
Average Duration (d)(i)	3.9
Effective Maturity (i)(m)	6.0 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	A+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 4/30/09.

Percentages are based on net assets as of 4/30/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2009, Class B shares of the MFS Research Bond Fund J provided a total return of –3.98%, at net asset value. This compares with a return of 3.84% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan Chase; the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac; the bankruptcy of investment bank Lehman Brothers; the Fed’s complex intervention of insurance company AIG; the nationalization of several large European banks; the failure of Washington Mutual; the distressed sale of Wachovia; the virtual failure of Iceland’s banking sector; and, the collapse of the global auto industry. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved towards the end of the period, the state of financial and macroeconomic dislocation remained very severe.

While somewhat resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic decline, the more powerful engine of global growth – emerging markets – also displayed weakening dynamics. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. However, by the end of the period there emerged tentative signs that the worst of the global macroeconomic deterioration had passed, which caused equity and credit markets to rally.

During the reporting period, the Fed cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. government designed and implemented fiscal stimulus packages. Although several other global central banks also cut interest rates during the early part of the reporting period, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did rapidly slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated interest rate cut marked the beginning of much more aggressive easing by the major global central banks. By the end of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.

Detractors from performance

Credit quality and sector allocation were the primary factors that detracted from performance relative to the Barclays Capital U.S. Aggregate Bond Index. The fund’s greater relative exposure to “BBB” rated (s) and below investment grade bonds had a negative impact on relative returns as investors flocked to higher quality bonds amid the credit market crisis. The fund’s lesser exposure to U.S. treasury securities also held back relative returns as treasuries significantly outperformed the benchmark. The fund’s overweighted position in the struggling financial sector was another major negative that impacted relative performance.

A shorter duration (d) stance, relative to the benchmark, also hindered performance as interest rates declined over the reporting period.

3

Management Review – continued

Contributors to performance

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to relative performance. This extra yield was a significant contributor to the fund’s results, particularly in the second half of the period, as credit markets steadily recovered from last year’s credit crisis.

Respectfully,

Robert Persons	Michael Roberge	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 4/30/09

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $10,000 investment (t)

Total returns through 4/30/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
B	10/17/02	(3.98)%	1.50%	2.68%

Comparative benchmark

Barclays Capital U.S. Aggregate Bond Index (f)	3.84%	4.78%	4.74%

Average annual with sales charge

Share class
B With CDSC (Declining over six years from 4% to 0%) (x)	(7.64)%	1.18%	2.68%

CDSC — Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, October 17, 2002 through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

5

Performance Summary – continued

Benchmark Definition

Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Prior to December 22, 2003, the Research Bond Fund J (the “fund”) was a “fund of funds” and invested all of its assets in Class I shares of the MFS Research Bond Fund, an open-end investment company that has the same investment objective as the fund.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2008 through April 30, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2008 through April 30, 2009.

Actual expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class B	Annualized Expense Ratio	Beginning Account Value 11/01/08	Ending Account Value 4/30/09	Expenses Paid During Period (p) 11/01/08-4/30/09
Actual	1.70%	$1,000.00	$1,056.63	$8.67
Hypothetical (h)	1.70%	$1,000.00	$1,016.36	$8.50

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

7

PORTFOLIO OF INVESTMENTS

4/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 93.4%
Issuer	Shares/Par	Value ($)

Airlines - 0.2%
Continental Airlines, Inc., 7.875%, 2018	$272,521	$149,886

Asset Backed & Securitized - 10.4%
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (z)	$138,945	$8,337
Banc of America Commercial Mortgage, Inc., 5.356%, 2045	204,607	159,903
Banc of America Commercial Mortgage, Inc., FRN, 5.837%, 2049	166,851	125,906
Bayview Commercial Asset Trust, FRN, 1.6%, 2035 (i)(z)	4,441,159	228,720
Bayview Commercial Asset Trust, FRN, 1.68%, 2036 (i)(z)	2,897,643	164,007
Bayview Commercial Asset Trust, FRN, 1.798%, 2036 (i)(z)	2,191,559	133,028
Bayview Commercial Mortgage Pass-Through Trust, FRN, 1.68%, 2036 (i)(z)	1,921,695	48,042
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	168,864	144,694
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	307,000	226,818
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	526,957	392,367
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.399%, 2044	580,000	521,552
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	200,492	173,078
Crest G-Star, CDO, 6.95%, 2032 (z)	974,000	487,000
CWCapital Cobalt Ltd., 5.223%, 2048	200,000	145,466
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	415,000	418,297
E*TRADE RV & Marine Trust, 3.62%, 2018	72,187	68,144
Falcon Franchise Loan LLC, FRN, 3.548%, 2023 (i)(z)	105,008	5,796
Falcon Franchise Loan LLC, FRN, 4.334%, 2025 (i)(z)	1,749,684	124,927
First Union National Bank Commercial Mortgage Trust, FRN, 1.143%, 2043 (i)(n)	5,188,140	67,903
First Union-Lehman Brothers Bank of America, FRN, 0.568%, 2035 (i)	1,989,523	29,941
Greenwich Capital Commercial Funding Corp., 4.569%, 2042	400,000	334,448
Greenwich Capital Commercial Funding Corp., FRN, 5.224%, 2037	174,453	149,968
GS Mortgage Securities Corp., 5.56%, 2039	185,640	152,496
JPMorgan Chase Commercial Mortgage Securities Corp., 5.429%, 2043	400,000	309,670
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	247,640	187,850
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.505%, 2042 (n)	540,000	92,809
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	310,000	156,039
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	331,125	293,468
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.937%, 2049	320,000	228,347
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.007%, 2049	470,000	350,959
KKR Financial CLO Ltd., “C”, CDO, FRN, 2.684%, 2021 (n)	803,547	36,160
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.511%, 2035 (i)	708,592	27,814
Merrill Lynch Mortgage Trust, FRN, 6.022%, 2050	350,000	61,946
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.172%, 2049	688,000	468,224
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	320,000	222,082
Morgan Stanley Capital I, Inc., FRN, 1.516%, 2031 (i)(z)	562,667	9,013
Mortgage Capital Funding, Inc., FRN, 1.817%, 2031 (i)	92,690	5
Nationslink Funding Corp., FRN, 1.289%, 2030 (i)	264,951	8,636
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	337,476	323,380
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	146,384	134,367
Preferred Term Securities XIX Ltd., CDO, FRN, 1.67%, 2035 (z)	1,398,170	433,433
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	185,000	130,795
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	845,000	238,498
Structured Asset Securities Corp., FRN, 0.677%, 2035	58,004	45,821
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	251,679	221,846

		$8,292,000

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - 0.3%
Ford Motor Credit Co., 7.375%, 2009	$220,000	$211,255

Broadcasting - 0.4%
CBS Corp., 6.625%, 2011	$266,000	$266,367
News America, Inc., 8.5%, 2025	30,000	27,406

		$293,773
Brokerage & Asset Managers - 0.8%
INVESCO PLC, 4.5%, 2009	$518,000	$498,553
INVESCO PLC, 5.625%, 2012	215,000	172,060

		$670,613
Building - 0.4%
CRH PLC, 8.125%, 2018	$400,000	$333,602

Cable TV - 1.7%
British Sky Broadcasting, 6.1%, 2018 (z)	$330,000	$300,158
Comcast Corp., 6.4%, 2038	543,000	508,997
Cox Communications, Inc., 6.25%, 2018 (n)	141,000	129,801
TCI Communications, Inc., 9.8%, 2012	181,000	195,126
Time Warner Entertainment Co. LP, 8.375%, 2033	243,000	252,582

		$1,386,664
Conglomerates - 1.0%
American Standard Cos., Inc., 7.625%, 2010	$100,000	$101,777
Fisher Scientific International, Inc., 6.125%, 2015	675,000	671,625

		$773,402
Defense Electronics - 1.0%
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	$402,000	$404,893
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	372,000	391,641

		$796,534
Electronics - 0.3%
Tyco Electronics Group S.A., 6.55%, 2017	$180,000	$138,535
Tyco Electronics Group S.A., 7.125%, 2037	130,000	79,283

		$217,818
Emerging Market Quasi-Sovereign - 1.1%
Hana Bank, 6.5%, 2012 (z)	$176,000	$179,240
Industrial Bank of Korea, 7.125%, 2014 (z)	170,000	167,245
Korea Development Bank, 8%, 2014	164,000	172,199
Mubadala Development Co., 7.625%, 2019 (z)	251,000	249,188
Petrobras International Finance Co., 7.875%, 2019	140,000	149,800

		$917,672
Emerging Market Sovereign - 0.7%
Emirate of Abu Dhabi, 6.75%, 2019 (z)	$134,000	$135,983
Republic of Indonesia, 11.625%, 2019 (n)	176,000	210,320
Republic of Korea, 5.75%, 2014	106,000	108,771
Republic of Korea, 7.125%, 2019	120,000	122,571

		$577,645
Energy - Independent - 1.4%
Apache Corp., 7.375%, 2047	$10,000	$10,413
Nexen, Inc., 6.4%, 2037	540,000	392,905

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Ocean Energy, Inc., 7.25%, 2011	$241,000	$255,052
XTO Energy, Inc., 6.25%, 2013	100,000	103,482
XTO Energy, Inc., 5.65%, 2016	329,000	319,502

		$1,081,354
Energy - Integrated - 0.4%
Petro-Canada, 6.05%, 2018	$327,000	$297,811

Financial Institutions - 0.4%
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	$500,000	$75,000
ORIX Corp., 5.48%, 2011	270,000	209,944

		$284,944
Food & Beverages - 2.5%
Anheuser-Busch Companies, Inc., 7.75%, 2019 (n)	$410,000	$429,258
Conagra Foods, Inc., 7%, 2019	70,000	74,374
Dr. Pepper Snapple Group, Inc., 6.82%, 2018	358,000	348,645
Kraft Foods, Inc., 6.125%, 2018	520,000	528,227
Miller Brewing Co., 5.5%, 2013 (n)	641,000	615,248

		$1,995,752
Food & Drug Stores - 0.5%
CVS Caremark Corp., 6.125%, 2016	$270,000	$275,435
CVS Caremark Corp., 5.75%, 2017	153,000	153,776

		$429,211
Forest & Paper Products - 0.2%
Stora Enso Oyj, 7.25%, 2036 (n)	$304,000	$139,840

Gaming & Lodging - 0.5%
Wyndham Worldwide Corp., 6%, 2016	$585,000	$385,754

Industrial - 0.8%
Steelcase, Inc., 6.5%, 2011	$620,000	$612,248

Insurance - 1.2%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$323,000	$119,510
Metropolitan Life Global Funding, 5.125%, 2013 (n)	300,000	286,779
Prudential Financial, Inc., 5.1%, 2014	289,000	228,743
Prudential Financial, Inc., 6%, 2017	45,000	31,651
UnumProvident Corp., 6.85%, 2015 (n)	393,000	305,758

		$972,441
Insurance - Health - 0.3%
Humana, Inc., 7.2%, 2018	$270,000	$227,283

Insurance - Property & Casualty - 0.9%
Fund American Cos., Inc., 5.875%, 2013	$585,000	$455,502
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	500,000	270,000

		$725,502
International Market Quasi-Sovereign - 0.9%
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)	$370,000	$398,293
Societe Financement de l’ Economie, 3.375%, 2014 (z)	302,000	303,022

		$701,315

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Local Authorities - 1.3%
California Build America, 7.55%, 2039	$340,000	$354,501
Metropolitan Transportation Authority, NY, Build America, 7.336%, 2039	340,000	363,069
New Jersey Turnpike Authority Rev., Build America, “F”, 7.414%, 2040	327,000	354,501

		$1,072,071
Major Banks - 6.0%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$230,000	$89,664
Bank of America Corp., 5.65%, 2018	430,000	350,050
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	400,000	259,300
Credit Suisse (USA), Inc., 5.125%, 2015	320,000	311,326
Credit Suisse (USA), Inc., 6%, 2018	360,000	321,084
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	162,000	144,459
Goldman Sachs Group, Inc., 5.625%, 2017	205,000	175,621
Goldman Sachs Group, Inc., 7.5%, 2019	20,000	20,522
JPMorgan Chase Bank, 6%, 2017	250,000	233,244
JPMorgan Chase Bank N.A., 5.875%, 2016	250,000	231,593
Merrill Lynch & Co., Inc., 6.15%, 2013	440,000	404,536
Merrill Lynch & Co., Inc., 6.05%, 2016	280,000	205,318
Morgan Stanley, 5.75%, 2016	372,000	342,812
Morgan Stanley, 6.625%, 2018	288,000	274,078
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	300,000	236,617
Natixis S.A., 10% to 2018, FRN to 2049 (n)	300,000	123,054
PNC Funding Corp., 5.625%, 2017	290,000	248,694
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	258,000	121,286
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	500,000	329,240
Wachovia Corp., 6.605%, 2025	387,000	325,273

		$4,747,771
Medical & Health Technology & Services - 1.2%
Hospira, Inc., 5.55%, 2012	$300,000	$296,566
Hospira, Inc., 6.05%, 2017	290,000	259,895
McKesson Corp., 5.7%, 2017	360,000	350,836
McKesson Corp., 7.5%, 2019	50,000	53,869

		$961,166
Metals & Mining - 0.5%
International Steel Group, Inc., 6.5%, 2014	$497,000	$420,249

Mortgage Backed - 22.9%
Fannie Mae, 4.55%, 2011	$334,435	$341,030
Fannie Mae, 5.12%, 2012	277,189	291,255
Fannie Mae, 4.589%, 2014	197,782	204,270
Fannie Mae, 4.62%, 2014	175,841	183,775
Fannie Mae, 4.666%, 2014	253,533	262,127
Fannie Mae, 4.86%, 2014	175,700	182,688
Fannie Mae, 4.56%, 2015	225,536	231,213
Fannie Mae, 4.665%, 2015	151,659	156,238
Fannie Mae, 4.69%, 2015	126,774	130,791
Fannie Mae, 4.7%, 2015	175,019	180,573
Fannie Mae, 4.74%, 2015	194,042	200,502
Fannie Mae, 4.78%, 2015	214,615	221,830
Fannie Mae, 4.815%, 2015	271,000	280,753
Fannie Mae, 4.87%, 2015	172,121	178,748
Fannie Mae, 4.89%, 2015	122,597	127,550
Fannie Mae, 4.921%, 2015	433,572	452,109

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 5%, 2016 - 2027	$729,599	$744,721
Fannie Mae, 5.5%, 2018 - 2038	2,973,436	3,092,596
Fannie Mae, 4.88%, 2020	160,154	165,914
Fannie Mae, 6%, 2029 - 2037	721,360	754,711
Fannie Mae, 6.5%, 2033	53,750	57,589
Fannie Mae, TBA, 5.5%, 2039	950,095	984,239
Fannie Mae, TBA, 6%, 2039	210,000	219,516
Freddie Mac, 5%, 2018 - 2028	1,205,805	1,240,476
Freddie Mac, 5.5%, 2022 - 2039	3,559,471	3,678,621
Freddie Mac, 4%, 2024	37,609	37,990
Freddie Mac, 6%, 2034 - 2038	1,074,135	1,124,436
Ginnie Mae, 6%, 2036 - 2038	787,333	821,773
Ginnie Mae, 5.5%, 2038	1,273,823	1,322,961
Ginnie Mae, TBA, 5.5%, 2039	149,000	154,774
Ginnie Mae, TBA, 6%, 2039	100,000	104,313
Multi-Family Capital Access One, Inc., 6.65%, 2024	107,188	107,117

		$18,237,199
Municipals - 0.6%
Harris County, TX, “C”, FSA, 5.25%, 2028	$300,000	$329,184
New York Dormitory Authority Rev. (New York University), “1”, BHAC, 5.5%, 2031	120,000	132,242

		$461,426
Natural Gas - Pipeline - 1.1%
Energy Transfer Partners LP, 8.5%, 2014	$61,000	$65,842
Enterprise Products Operating LP, 5.65%, 2013	181,000	170,923
Enterprise Products Partners LP, 6.3%, 2017	40,000	37,007
Kinder Morgan Energy Partners LP, 7.75%, 2032	236,000	225,542
Spectra Energy Capital LLC, 8%, 2019	393,000	389,128

		$888,442
Network & Telecom - 1.1%
British Telecommunications PLC, 5.15%, 2013	$214,000	$201,409
Deutsche Telekom International Finance B.V., 5.75%, 2016	276,000	274,835
Telecom Italia S.p.A., 6.375%, 2033	300,000	223,708
Telemar Norte Leste S.A., 9.5%, 2019 (z)	190,000	198,075

		$898,027
Oil Services - 0.4%
Smith International, Inc., 9.75%, 2019	$270,000	$285,356

Oils - 0.4%
Premcor Refining Group, Inc., 7.5%, 2015	$316,000	$314,208

Other Banks & Diversified Financials - 0.7%
Capital One Financial Corp., 6.15%, 2016	$310,000	$187,296
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	465,000	258,819
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	350,000	143,500

		$589,615
Pharmaceuticals - 0.4%
Pfizer, Inc., 7.2%, 2039	$330,000	$362,584

Printing & Publishing - 0.2%
Pearson PLC, 5.5%, 2013 (n)	$140,000	$134,228

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Railroad & Shipping - 0.6%
Canadian Pacific Railway Co., 6.5%, 2018	$290,000	$256,876
CSX Corp., 7.375%, 2019	210,000	215,900

		$472,776
Real Estate - 3.0%
Boston Properties, Inc., REIT, 5%, 2015	$253,000	$198,403
HRPT Properties Trust, REIT, 6.25%, 2016	416,000	269,838
Kimco Realty Corp., REIT, 6%, 2012	150,000	128,984
Kimco Realty Corp., REIT, 5.783%, 2016	648,000	500,629
Liberty Property LP, REIT, 5.5%, 2016	430,000	297,888
ProLogis, REIT, 5.75%, 2016	224,000	144,313
ProLogis, REIT, 5.625%, 2016	220,000	147,257
Simon Property Group, Inc., REIT, 4.6%, 2010	157,000	153,138
Simon Property Group, Inc., REIT, 5.75%, 2015	331,000	271,945
Simon Property Group, Inc., REIT, 6.1%, 2016	312,000	269,709

		$2,382,104
Restaurants - 0.6%
YUM! Brands, Inc., 8.875%, 2011	$417,000	$447,684

Retailers - 1.4%
Home Depot, Inc., 5.875%, 2036	$358,000	$262,335
J.C. Penney Corp., Inc., 8%, 2010	70,000	70,389
Macy’s, Inc., 6.625%, 2011	374,000	356,582
Wesfarmers Ltd., 6.998%, 2013 (n)	420,000	399,373

		$1,088,679
Specialty Stores - 0.3%
Best Buy, Inc., 6.75%, 2013	$270,000	$266,681

Supermarkets - 0.9%
Delhaize America, Inc., 9%, 2031	$284,000	$311,560
Kroger Co., 6.4%, 2017	413,000	429,888

		$741,448
Telecommunications - Wireless - 0.5%
Rogers Cable, Inc., 5.5%, 2014	$406,000	$408,185

Telephone Services - 0.4%
Embarq Corp., 7.082%, 2016	$300,000	$288,000

Tobacco - 1.3%
Altria Group, Inc., 9.7%, 2018	$150,000	$175,281
Altria Group, Inc., 9.25%, 2019	110,000	125,959
Philip Morris International, Inc., 4.875%, 2013	390,000	403,462
Reynolds American, Inc., 6.75%, 2017	350,000	314,581

		$1,019,283
U.S. Government Agencies and Equivalents - 1.2%
Small Business Administration, 6.35%, 2021	$6,829	$7,282
Small Business Administration, 6.34%, 2021	10,764	11,477
Small Business Administration, 6.44%, 2021	10,723	11,460
Small Business Administration, 5.34%, 2021	63,210	66,080
Small Business Administration, 6.07%, 2022	41,117	43,736

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 4.35%, 2023	$315,671	$323,032
Small Business Administration, 4.76%, 2025	507,686	524,156

		$987,223
U.S. Treasury Obligations - 13.7%
U.S. Treasury Bonds, 2.375%, 2010	$5,715,000	$5,846,936
U.S. Treasury Bonds, 8.125%, 2019	5,000	7,009
U.S. Treasury Bonds, 6%, 2026	154,000	191,489
U.S. Treasury Bonds, 6.25%, 2030	375,000	487,793
U.S. Treasury Bonds, 5.375%, 2031	797,000	938,716
U.S. Treasury Bonds, 4.5%, 2036	74,000	78,984
U.S. Treasury Bonds, 5%, 2037	997,000	1,150,912
U.S. Treasury Notes, 4.625%, 2009	758,000	766,468
U.S. Treasury Notes, 4.75%, 2014	74,000	83,736
U.S. Treasury Notes, 3.75%, 2018 (f)	1,293,000	1,359,370

		$10,911,413
Utilities - Electric Power - 4.4%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$439,000	$443,377
Bruce Mansfield Unit, 6.85%, 2034	530,000	392,863
CenterPoint Energy, Inc., 5.95%, 2017	250,000	206,590
Dominion Resources, Inc., 6.4%, 2018	170,000	175,621
EDP Finance B.V., 6%, 2018 (n)	720,000	697,401
Exelon Generation Co. LLC, 6.95%, 2011	843,000	875,060
FirstEnergy Corp., 6.45%, 2011	5,000	5,078
ISA Capital do Brasil S.A., 7.875%, 2012	256,000	256,000
MidAmerican Energy Holdings Co., 5.875%, 2012	150,000	155,046
Oncor Electric Delivery Co. LLC, 6.8%, 2018 (n)	303,000	302,465

		$3,509,501
Total Bonds (Identified Cost, $84,036,812)		$74,369,638

Floating Rate Loans - 0.5% (g)(r)
Medical & Health Technology & Services - 0.5%
HCA, Inc., Term Loan B, 3.47%, 2013 (Identified Cost, $458,666)	$455,222	$410,062

Money Market Funds - 5.8% (v)
MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	4,627,952	$4,627,952
Total Investments (Identified Cost, $89,123,430)		$79,407,652

Other Assets, Less Liabilities - 0.3%		255,800
Net Assets - 100.0%		$79,663,452
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $7,066,705, representing 8.9% of net assets.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

14

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045	3/11/05-3/28/05	$126,331	$8,337
Bayview Commercial Asset Trust, FRN, 1.6%, 2035	10/06/05	345,652	228,720
Bayview Commercial Asset Trust, FRN, 1.68%, 2036	2/28/06	263,455	164,007
Bayview Commercial Asset Trust, FRN, 1.798%, 2036	5/16/06	181,060	133,028
Bayview Commercial Mortgage Pass-Through Trust, FRN, 1.68%, 2036	3/29/06	192,519	48,042
British Sky Broadcasting, 6.1%, 2018	2/07/08-2/14/08	329,569	300,158
Crest G-Star, CDO, 6.95%, 2032	9/13/05	1,037,809	487,000
Emirate of Abu Dhabi, 6.75%, 2019	4/01/09	133,500	135,983
Falcon Franchise Loan LLC, FRN, 3.548%, 2023	12/19/03	8,969	5,796
Falcon Franchise Loan LLC, FRN, 4.334%, 2025	12/19/03	115,573	124,927
Hana Bank, 6.5%, 2012	4/03/09	177,814	179,240
Industrial Bank of Korea, 7.125%, 2014	4/16/09	168,755	167,245
Morgan Stanley Capital I, Inc., FRN, 1.516%, 2031	12/19/03	8,629	9,013
Mubadala Development Co., 7.625%, 2019	4/30/09	249,188	249,188
Preferred Term Securities XIX Ltd., CDO, FRN, 1.67%, 2035	9/08/05	1,398,170	433,433
Societe Financement de l’ Economie, 3.375%, 2014	4/23/09	300,831	303,022
Telemar Norte Leste S.A., 9.5%, 2019	4/23/09	196,409	198,075
Total Restricted Securities			$3,175,214
% of Net Assets			4.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Insurers
BHAC	Berkshire Hathaway Assurance Corp.
FSA	Financial Security Assurance Inc.

Derivative Contracts at 4/30/09

Futures Contracts Outstanding at 4/30/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	12	$1,470,750	Jun-09	$49,739
U.S. Treasury Note 2 yr (Long)	USD	14	3,045,656	Jun-09	14,170
U.S. Treasury Note 10 yr (Short)	USD	18	2,176,875	Jun-09	19,848

					$83,757

Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	4	$468,563	Jun-09	$(1,045)

15

Portfolio of Investments – continued

Swap Agreements at 4/30/09

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives

Credit Default Swaps
6/20/13	USD	260,000	Morgan Stanley Capital Services, Inc.	(1)	1.48% (fixed rate)	$3,795
9/20/13	USD	270,000	Morgan Stanley Capital Services, Inc.	(2)	0.99% (fixed rate)	9,989
12/20/13	USD	290,000	Goldman Sachs International	(2)	1.5% (fixed rate)	4,918
12/20/13	USD	140,000	Merrill Lynch International	(3)	1.43% (fixed rate)	2,574

						$21,276

Liability Derivatives

Credit Default Swaps
6/20/13	USD	270,000	Morgan Stanley Capital Services, Inc.	(4)	1.07% (fixed rate)	$(3,919)
12/20/13	USD	280,000	JPMorgan Chase Bank	(4)	0.78% (fixed rate)	(570)
6/20/14	USD	360,000	Goldman Sachs International	(5)	5.4% (fixed rate)	(41,377)

						$(45,866)

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Weyerhaeuser Co., 7.125%, 7/15/23.
(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by British Telecom PLC, 5.75%, 12/07/28.
(3)	Fund, as protection buyer, to receive notional amount upon a defined credit event by CIGNA Corp., 7.875%, 5/15/27.
(4)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Arrow Electronics, Inc., 6.875%, 6/01/18.
(5)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Capital One Financial, Inc., 6.25%, 11/15/13.

At April 30, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments -
Non-affiliated issuers, at value (identified cost, $84,495,478)	$74,779,700
Underlying funds, at cost and value	4,627,952
Total investments, at value (identified cost, $89,123,430)		$79,407,652
Cash	14,999
Receivables for
Daily variation margin on open futures contracts	7,437
Investments sold	184,000
Fund shares sold	1,649,677
Interest	899,175
Swaps, at value	21,276
Receivable from investment adviser	48,698
Other assets	1,699
Total assets		$82,234,613
Liabilities
Payables for
Distributions	$315,300
Investments purchased	1,536,501
TBA purchase commitments	479,066
Fund shares reacquired	59,108
Swaps, at value	45,866
Payable to affiliates
Management fee	1,516
Shareholder servicing costs	48
Distribution and service fees	4,332
Administrative services fee	127
Payable for independent trustees’ compensation	391
Accrued expenses and other liabilities	128,906
Total liabilities		$2,571,161
Net assets		$79,663,452
Net assets consist of
Paid-in capital	$105,519,719
Unrealized appreciation (depreciation) on investments	(9,657,656)
Accumulated net realized gain (loss) on investments	(16,810,963)
Undistributed net investment income	612,352
Net assets		$79,663,452
Shares of beneficial interest outstanding		9,200,623
Class B shares net asset value and offering price per share		$8.66

A contingent deferred sales charge may be imposed on redemptions of Class B shares.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$5,901,936
Dividends from underlying funds	29,879
Total investment income		$5,931,815
Expenses
Management fee	$500,571
Distribution and service fees	1,001,143
Shareholder servicing costs	78
Administrative services fee	25,551
Independent trustees’ compensation	5,817
Custodian fee	36,793
Shareholder communications	119,480
Auditing fees	80,488
Legal fees	49,631
Miscellaneous	13,630
Total expenses		$1,833,182
Fees paid indirectly	(1,030)
Reduction of expenses by investment adviser	(229,406)
Net expenses		$1,602,746
Net investment income		$4,329,069
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(4,021,745)
Futures contracts	(651,075)
Swap transactions	363,881
Net realized gain (loss) on investments		$(4,308,939)
Change in unrealized appreciation (depreciation)
Investments	$(6,869,861)
Futures contracts	234,953
Swap transactions	97,009
Net unrealized gain (loss) on investments		$(6,537,899)
Net realized and unrealized gain (loss) on investments		$(10,846,838)
Change in net assets from operations		$(6,517,769)

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
Change in net assets	2009	2008
From operations
Net investment income	$4,329,069	$5,952,646
Net realized gain (loss) on investments and foreign currency transactions	(4,308,939)	(1,516,534)
Net unrealized gain (loss) on investments	(6,537,899)	(2,875,632)
Change in net assets from operations	$(6,517,769)	$1,560,480
Distributions declared to shareholders
From net investment income	$(4,639,784)	$(6,053,133)
Change in net assets from fund share transactions	$(32,272,235)	$(41,326,736)
Total change in net assets	$(43,429,788)	$(45,819,389)
Net assets
At beginning of period	123,093,240	168,912,629
At end of period (including undistributed net investment income of $612,352 and $343,558, respectively)	$79,663,452	$123,093,240

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 4/30
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.46	$9.74	$9.58	$10.03	$10.27
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.40	$0.37	$0.32	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)	(0.27)	0.20	(0.33)	0.15
Total from investment operations	$(0.38)	$0.13	$0.57	$(0.01)	$0.46
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.41)	$(0.41)	$(0.44)	$(0.43)
From net realized gain on investments	—	—	—	—	(0.27)
Total distributions declared to shareholders	$(0.42)	$(0.41)	$(0.41)	$(0.44)	$(0.70)
Net asset value, end of period	$8.66	$9.46	$9.74	$9.58	$10.03
Total return (%) (r)(s)(t)	(3.98)	1.40	6.03	(0.17)	4.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.67	1.75	1.73	1.73
Expenses after expense reductions (f)	1.60	1.51	1.60	1.58	1.58
Net investment income	4.32	4.16	3.88	3.18	3.04
Portfolio turnover	65	87	71	95	140
Net assets at end of period (000 Omitted)	$79,663	$123,093	$168,913	$201,306	$155,004

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Fund J (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the

21

Notes to Financial Statements – continued

exchange or market on which the security is principally traded. The adviser generally relies on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options. The following is a summary of the levels used as of April 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$4,627,952	$74,779,700	$—	$79,407,652
Other Financial Instruments	$82,712	$(24,590)	$—	$58,122

In April 2009, FASB Staff Position (FSP) 157-4 was issued and is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Management is evaluating the application of the FSP to the fund, and believes the impact resulting from the adoption of this FSP will be limited to expanded disclosure in the fund’s financial statements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

22

Notes to Financial Statements – continued

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and believes the impact resulting from the adoption of this Standard will be limited to expanded disclosure in the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk

23

Notes to Financial Statements – continued

is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been

24

Notes to Financial Statements – continued

disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions. The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/09	4/30/08
Ordinary income (including any short-term capital gains)	$4,639,784	$6,053,133

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/09
Cost of investments	$89,455,151
Gross appreciation	1,376,382
Gross depreciation	(11,423,881)
Net unrealized appreciation (depreciation)	$(10,047,499)

Undistributed ordinary income	908,090
Capital loss carryforwards	(13,150,084)
Post-October capital loss deferral	(3,170,860)
Other temporary differences	(395,914)

25

Notes to Financial Statements – continued

As of April 30, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/13	$(1,678,843)
4/30/14	(1,444,482)
4/30/15	(5,723,242)
4/30/16	(1,524,378)
4/30/17	(2,779,139)
$(13,150,084)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.35% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2009. This management fee reduction amounted to $150,173, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2009 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.25% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2009. For the year ended April 30, 2009, this reduction amounted to $78,672 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	1.00%	$1,001,143

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2009 based on each class’ average daily net assets.

Class B shares are subject to a CDSC in the event of a shareholder redemption within five years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2009, were as follows:

Amount
Class B	$2,629,295

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2009, the fee was $78, which equated to 0.0001% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses,

26

Notes to Financial Statements – continued

sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service provide. For the year ended April 30, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended April 30, 2009 was equivalent to an annual effective rate of 0.0255% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,078 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $561, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$38,547,095	$48,290,296
Investments (non-U.S. Government securities)	$24,433,276	$48,621,729

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/09		Year ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold	4,614,385	$41,476,742	6,218,628	$59,627,081
Shares reacquired	(8,428,579)	(73,748,977)	(10,539,999)	(100,953,817)

Net change	(3,814,194)	$(32,272,235)	(4,321,371)	$(41,326,736)

Class A and Class C shares were not available for sale during the period. Please see the fund’s prospectus for details.

27

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus 1.25%. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, currently at a rate equal to the Federal Reserve funds rate plus 0.30%. For the year ended April 30, 2009, the fund’s commitment fee and interest expense were $861 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,705	72,214,084	(67,589,837)	4,627,952

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$29,879	$4,627,952

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Research Bond Fund J:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund J (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Fund J as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2009

29

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

30

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

31

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Managers

Robert Persons

Michael Roberge

Jeffrey Wakelin

JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116

32

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

Federal Tax Information (Unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

For non-U.S. persons only, the fund designates 92.09% of ordinary income dividends paid during the fiscal year as interest-related dividends.

33

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

34

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and
literature
Shareholders
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended April 30, 2009 and 2008, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2009	2008
Fees billed by Deloitte:
MFS Bond Fund	51,991	52,226
MFS Limited Maturity Fund	45,086	38,953
MFS Municipal Limited Maturity Fund	37,760	37,761
MFS Research Bond Fund	55,204	53,364
MFS Research Bond Fund J	42,548	46,409
Total	232,589	228,713

For the fiscal years ended April 30, 2009 and 2008, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by Deloitte:
To MFS Bond Fund	0	0	6,122	5,928	1,100	1,412
To MFS Limited Maturity Fund	0	0	6,036	5,846	1,100	1,412
To MFS Municipal Limited Maturity Fund	0	0	5,530	5,355	1,100	1,412
To MFS Research Bond Fund	0	0	6,036	5,846	1,100	1,412
To MFS Research Bond Fund J	17,733	7,650	5,080	4,919	1,100	1,412
Total fees billed by Deloitte To above Funds:	17,733	7,650	28,804	27,894	5,500	7,060
To MFS and MFS Related Entities of MFS Bond Fund*	983,098	1,430,218	0	0	282,314	159,199
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	983,098	1,430,218	0	0	282,314	159,199
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	983,098	1,430,218	0	0	282,314	159,199
To MFS and MFS Related Entities of MFS Research Bond Fund*	983,098	1,430,218	0	0	282,314	159,199
To MFS and MFS Related Entities of MFS Research Bond Fund J*	983,098	1,430,218	0	0	282,314	159,199

	2009	2008
Aggregate fees for non-audit services:
To MFS Bond Fund, MFS and MFS Related Entities#	1,320,459	1,699,144
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	1,320,373	1,699,062
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	1,319,867	1,698,571
To MFS Research Bond Fund, MFS and MFS Related Entities#	1,320,373	1,699,062
To MFS Research Bond Fund J, MFS and MFS Related Entities#	1,337,150	1,705,785

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: June 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: June 17, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 17, 2009

*	Print name and title of each signing officer under his or her signature.